Exhibit 10.12

EXECUTION VERSION

INTERCREDITOR AGREEMENT

dated as of November 30, 2018

among

ALGOMA STEEL INTERMEDIATE HOLDINGS INC.,

ALGOMA STEEL INC.,

the other GRANTORS from time to time party hereto,

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA,

as ABL Facility Administrative Agent and as ABL Facility Collateral Agent,

CORTLAND CAPITAL MARKET SERVICES LLC,

as Term Loan Administrative Agent and as Term Loan Collateral Agent,

HER MAJESTY THE QUEEN IN RIGHT OF ONTARIO,

AS REPRESENTED BY THE MINISTER OF ENERGY, NORTHERN DEVELOPMENT

AND MINES,

as Ontario Capex Facility Lender,

and

upon execution of an Intercreditor Agreement Joinder pursuant to Section 8.22 hereof,

HER MAJESTY THE QUEEN IN RIGHT OF CANADA, AS REPRESENTED BY THE

MINISTER RESPONSIBLE FOR THE FEDERAL ECONOMIC DEVELOPMENT AGENCY

FOR SOUTHERN ONTARIO,

as Federal Capex Facility Provider

-i-

Exhibit A	Form of Intercreditor Agreement Joinder

-ii-

This INTERCREDITOR AGREEMENT is dated as of November 30, 2018 and is entered into by and among ALGOMA STEEL INTERMEDIATE HOLDINGS INC., a corporation incorporated under the laws of the Province of British Columbia (“Holdings”), ALGOMA STEEL INC., a corporation incorporated under the laws of the Province of British Columbia (the “Company”), the other Grantors (as defined in Section 1.1 below) from time to time party hereto, WELLS FARGO CAPITAL FINANCE CORPORATION CANADA (“Wells Fargo”), as ABL Facility Administrative Agent and as ABL Facility Collateral Agent (each, as defined below), CORTLAND CAPITAL MARKET SERVICES LC (“Cortland”), as Term Loan Administrative Agent and as Term Loan Collateral Agent (each, as defined below), HER MAJESTY THE QUEEN IN RIGHT OF ONTARIO, AS REPRESENTED BY THE MINISTER OF ENERGY, NORTHERN DEVELOPMENT AND MINES as the Ontario Capex Facility Lender (as defined below) and, upon execution of an Intercreditor Agreement Joinder pursuant to Section 8.22 hereof, HER MAJESTY THE QUEEN IN RIGHT OF CANADA, AS REPRESENTED BY THE MINISTER RESPONSIBLE FOR THE FEDERAL ECONOMIC DEVELOPMENT AGENCY FOR SOUTHERN ONTARIO as the Federal Capex Facility Provider (as defined below). Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in Section 1 below.

RECITALS:

WHEREAS, Holdings, the Company and each other Grantor have entered into that certain ABL Credit Agreement, dated as of the date hereof (as replaced by (and including) any new ABL Facility Credit Agreement in accordance with Section 8.19, in each case as the same may be amended, restated, amended and restated, amended and extended, Refinanced, replaced, supplemented, increased or modified from time to time, the “ABL Facility Credit Agreement”), among Holdings, the Company, each other Grantor from time to time party thereto, the lenders from time to time party thereto, Wells Fargo as administrative agent (in such capacity and together with its successors and assigns in such capacity, the “ABL Facility Administrative Agent”), Wells Fargo, as collateral agent (in such capacity and together with its successors and assigns in such capacity, the “Initial ABL Facility Collateral Agent”) and the other parties referred to therein;

WHEREAS, pursuant to the various ABL Facility Documents, (i) the Grantors are either borrowers of, or have provided guarantees for, the ABL Facility Obligations and (ii) the Grantors have provided security for the ABL Facility Obligations;

WHEREAS, Holdings, the Company and each other Grantor have entered into that certain Term Loan Credit Agreement, dated as of the date hereof (as replaced by (and including) any new Term Loan Credit Agreement in accordance with Section 8.19, in each case as the same may be amended, restated, amended and restated, amended and extended, Refinanced, replaced, supplemented, increased or modified from time to time, the “Term Loan Credit Agreement”), among Holdings, the Company, each other Grantor from time to time party thereto, the lenders from time to time party thereto, Cortland, as administrative agent (in such capacity and together with its successors and assigns in such capacity, the “Term Loan Administrative Agent”), Cortland, as collateral agent (in such capacity and together with its successors and assigns in such capacity, the “Initial Term Loan Collateral Agent”) and the other parties referred to therein;

WHEREAS, pursuant to the various Term Loan Documents, (i) the Grantors have provided guarantees for the Term Loan Obligations and (ii) the Grantors have provided security for the Term Loan Obligations;

WHEREAS, the Company has entered into a Credit Agreement, dated as of the date hereof (as replaced by (and including) any new Ontario Capex Facility in accordance with Section 8.19, in each case as the same may be amended, restated, amended and restated, amended and extended, Refinanced, replaced, supplemented, increased or modified from time to time, the “Provincial Capex Facility”), between the Company and Her Majesty the Queen in Right of Ontario, as represented by the Minister of Energy, Northern Development and Mines (together with its successors and assigns in such capacity, the “Initial Provincial Capex Facility Lender”);

WHEREAS, pursuant to the various Ontario Capex Facility Documents, (i) the Grantors have provided guarantees for the Ontario Capex Facility Obligations and (ii) the Grantors have provided security for the Ontario Capex Facility Obligations;

WHEREAS, the Company is contemplating to enter into an Amended and Restated Contribution Agreement (upon execution of an Intercreditor Agreement Joinder pursuant to Section 8.22 hereof by the Initial Federal Capex Provider and as replaced by (and including) any new Federal Capex Facility in accordance with Section 8.19, in each case as the same may be amended, restated, amended and restated, amended and extended, Refinanced, replaced, supplemented, increased or modified from time to time, the “Federal Capex Facility” and, together with the ABL Facility Credit Agreement, the Term Loan Credit Agreement and the Ontario Capex Facility, the “Debt Agreements”) among, inter alia, the Company and Her Majesty the Queen in Right of Canada, as represented by the minister responsible for the Federal Economic Development Agency for Southern Ontario (upon execution of an Intercreditor Agreement Joinder pursuant to Section 8.22 hereof, together with its successors and assigns in such capacity, the “Initial Federal Capex Facility Provider”);

WHEREAS, pursuant to the various Federal Capex Facility Documents, (i) the Grantors are contemplating to provide guarantees for the Federal Capex Facility Obligations and (ii) the Grantors are contemplating to provide security for the Federal Capex Facility Obligations;

WHEREAS, the Company and the other Grantors intend to secure the ABL Facility Obligations under the ABL Facility Credit Agreement and any other ABL Facility Documents (including any Permitted Refinancing thereof) with a First Priority Lien on the ABL Facility Priority Collateral and a Second Priority Lien on the Term Loan Priority Collateral;

WHEREAS, the Company and the other Grantors intend to secure the Term Loan Obligations under the Term Loan Credit Agreement and any other Term Loan Documents (including any Permitted Refinancing thereof) with a First Priority Lien on the Term Loan Priority Collateral and a Second Priority Lien on the ABL Facility Priority Collateral; and

WHEREAS, the Company and the other Grantors intend to secure each of the Ontario Capex Facility Obligations under the Ontario Capex Facility and any other Ontario

Capex Facility Documents (including any Permitted Refinancing thereof) and the Federal Capex Facility Obligations under the Federal Capex Facility and any other Federal Capex Facility Documents (including any Permitted Refinancing thereof) with a Third Priority Lien on the Term Loan Priority Collateral and a Third Priority Lien on the ABL Facility Priority Collateral.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Definitions.

1.1    Defined Terms. The following terms when used in this Agreement, including its preamble and recitals, shall have the following meanings:

“ABL Facility Administrative Agent” shall have the meaning set forth in the recitals hereto and include any new administrative agent under a new ABL Facility Credit Agreement under Section 8.19.

“ABL Facility Cash Management Creditor” shall mean each provider of the relevant services pursuant to an ABL Facility Secured Cash Management Agreement.

“ABL Facility Cash Management Obligations” shall mean the “Cash Management Obligations” (or comparable term, as defined in the ABL Facility Credit Agreement (as in effect from time to time)) outstanding from time to time pursuant to one or more ABL Facility Secured Cash Management Agreements.

“ABL Facility Collateral Agent” shall mean, as applicable, the Initial ABL Facility Collateral Agent and any New ABL Facility Collateral Agent to the extent set forth in Section 8.19(h).

“ABL Facility Collateral Priority Lien” shall have the meaning set forth in Section 3.4(b)(iv).

“ABL Facility Credit Agreement” shall have the meaning set forth in the recitals hereto.

“ABL Facility DIP Financing” shall have the meaning set forth in Section 4.6(a).

“ABL Facility Documents” shall mean (i) the ABL Facility Credit Agreement and the other Credit Documents (as defined in the ABL Facility Credit Agreement) or a similar term as used therein, (ii) the ABL Facility Secured Cash Management Agreements, (iii) the ABL Facility Secured Hedging Agreements, and (iv) each of the other agreements, documents and instruments providing for or evidencing any ABL Facility Obligation, each as may be amended, restated, amended and restated, replaced, supplemented, increased or modified form time to time in accordance with the provisions of this Agreement (but excluding, for the avoidance of doubt, any documents entered into in connection with an ABL Facility DIP Financing, a Term Loan Collateral DIP Financing or a Term Loan ABL Facility Priority Collateral DIP Financing).

“ABL Facility Hedging Creditor” shall mean each counterparty to any ABL Facility Secured Hedging Agreement (other than a Grantor).

“ABL Facility Hedging Obligations” shall mean the “Hedging Obligations” (or comparable term, as defined in the ABL Facility Credit Agreement (as in effect from time to time)) in respect of the ABL Facility Secured Hedging Agreements.

“ABL Facility Lien” shall mean any Lien created by the ABL Facility Documents.

“ABL Facility Obligations” shall mean all (a) obligations (including guaranty obligations) of every nature of each Grantor from time to time owed to the ABL Facility Secured Parties or any of them under any ABL Facility Document, including all “Incremental Loans”, “Obligations” or similar term as defined in the ABL Facility Credit Agreement and whether for principal, premium, interest (including all Post-Petition Interest), reimbursement of amounts drawn under (and obligations to cash collateralize) letters of credit, fees, expenses, indemnification or otherwise, (b) protective advances made in accordance with the ABL Facility Credit Agreement, (c) ABL Facility Cash Management Obligations and (d) ABL Facility Hedging Obligations (excluding all Excluded Swap Obligations as defined in the ABL Facility Credit Agreement).

“ABL Facility Permitted Liens” shall mean the Liens permitted under Section 11.01 (or a comparable section) of the ABL Facility Credit Agreement.

“ABL Facility Priority Collateral” shall mean all interests of each Grantor in the following Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, including (1) all rights of each Grantor to receive moneys due and to become due under or pursuant to the following, (2) all rights of each Grantor to receive return of any premiums for or Proceeds of any Insurance, indemnity, warranty or guaranty with respect to the following or to receive condemnation Proceeds with respect to the following, (3) all claims of each Grantor for damages arising out of or for breach of or default under any of the following, and (4) all rights of each Grantor to terminate, amend, supplement, modify or waive performance under any of the following, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder:

(i)    all Accounts, but for purposes of this clause (i), excluding rights to payment for any property which specifically constitutes Term Loan Priority Collateral which has been or is to be sold, leased, licensed, assigned or otherwise disposed of; provided, however, that all rights to payment arising from any sale of Inventory shall constitute ABL Facility Priority Collateral;

(ii)    all Chattel Paper;

(iii)    all Securities Accounts, Commodity Accounts, Deposit Accounts and all other demand, deposit, time, savings, cash management, passbook and similar accounts maintained with any bank or other financial institution and all monies, securities, Instruments and other investments deposited or required to be deposited in any of the foregoing (in each case, other than identifiable Proceeds of any Term Loan Priority Collateral and any Term Proceeds Account);

(iv)    all Inventory;

(v)    all other cash and cash equivalents (other than identifiable Proceeds of any Term Loan Priority Collateral);

(vi)    to the extent evidencing or governing any of the items referred to in the preceding clauses (i) through (v), all General Intangibles (including all customer Contracts, Contract Rights and Payment Intangibles related to Accounts included in clause (i) but excluding any Intellectual Property and Equity Interests of Grantors and their Subsidiaries), letters of credit (whether or not the respective letter of credit is evidenced by a writing), Letter-of-Credit Rights, Instruments and Documents; provided that to the extent any of the foregoing also relates to Term Loan Priority Collateral, only that portion related to the items referred to in the preceding clauses (i) through (v) as being included in the ABL Facility Priority Collateral shall be included in the ABL Facility Priority Collateral;

(vii)    to the extent relating to any of the items referred to in the preceding clauses (i) through (vi), all Insurance; provided that to the extent any of the foregoing also relates to Term Loan Priority Collateral only that portion related to the items referred to in the preceding clauses (i) through (vi) as being included in the ABL Facility Priority Collateral shall be included in the ABL Facility Priority Collateral;

(viii)    to the extent relating to any of the items referred to in the preceding clauses (i) through (vii), all Supporting Obligations; provided that to the extent any of the foregoing also relates to Term Loan Priority Collateral only that portion related to the items referred to in the preceding clauses (i) through (vii) as being included in the ABL Facility Priority Collateral shall be included in the ABL Facility Priority Collateral;

(ix)    to the extent relating to any of the items referred to in the preceding clauses (i) through (viii), all Commercial Tort Claims; provided that to the extent any of the foregoing also relates to Term Loan Priority Collateral only that portion related to the items referred to in the preceding clauses (i) through (viii) as being included in the ABL Facility Priority Collateral shall be included in the ABL Facility Priority Collateral;

(x)    all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related to any of the foregoing and any General Intangibles at any time evidencing or relating to any of the foregoing; provided that to the extent any of the foregoing also relates to Term Loan Priority Collateral only that portion related to the items referred to in the preceding clauses (i) through (viii) as being included in the ABL Facility Priority Collateral shall be included in the ABL Facility Priority Collateral;

(xi)    all tax refunds, other than tax refunds with respect to any property which specifically constitutes Term Loan Priority Collateral; and

(xii)    all Cash Proceeds and, solely to the extent not constituting Term Loan Priority Collateral, all non-Cash Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing (including the Proceeds of any insurance policy) and all collateral security, guarantees and other Collateral Support given by any Person with respect to any of the foregoing.

“ABL Facility Priority Collateral Enforcement Actions” shall have the meaning set forth in Section 6.3(a).

“ABL Facility Priority Collateral Lien” shall have the meaning set forth in Section 4.5(a)(iv).

“ABL Facility Priority Collateral Processing and Sale Period” shall have the meaning set forth in Section 6.3(a).

“ABL Facility Secured Cash Management Agreement” shall mean any “Treasury Services Agreement” (as that term is defined in the ABL Facility Credit Agreement (as in effect on the date hereof)) which is at any time secured (or purported to be secured) pursuant to the ABL Facility Security Documents.

“ABL Facility Secured Hedging Agreement” shall mean each “ABL Hedge Letter Agreement” (as that term is defined in the ABL Facility Credit Agreement as in effect on the date hereof) which is at any time secured (or purported to be secured) pursuant to the ABL Facility Security Documents.

“ABL Facility Secured Parties” shall mean (a) the lenders (including, in any event, each letter of credit issuer and each swingline lender), agents and arrangers from time to time under the ABL Facility Credit Agreement and any other “Indemnified Person” under, and as defined in, the ABL Facility Credit Agreement (or any comparable term as defined in any other ABL Facility Document) and shall include (i) all former lenders, agents and arrangers under the ABL Facility Credit Agreement to the extent that any ABL Facility Obligations owing to such Persons were incurred while such Persons were lenders, agents or arrangers under the ABL Facility Credit Agreement and such ABL Facility Obligations have not been paid or satisfied in full, and (ii) all successors to such Persons included pursuant to a Refinancing under Section 8.19, (b) the ABL Facility Cash Management Creditors and (c) the ABL Facility Hedging Creditors.

“ABL Facility Security Documents” shall mean the U.S. ABL Facility Security Agreement, U.S. ABL Facility Pledge Agreement, Canadian ABL Facility Security Agreement, Canadian ABL Facility Pledge Agreement, the other Security Documents (as defined in the ABL Facility Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted (or purported to be granted) securing any ABL Facility Obligations or under which rights or remedies with respect to such Liens are governed, together with any amendments, replacements, modifications, extensions, renewals or supplements to, or restatements of, any of the foregoing.

“ABL Facility Standstill Period” shall have the meaning set forth in Section 3.1(a)(i).

“ABL Facility Term Loan Priority Collateral DIP Financing” shall have the meaning set forth in Section 3.5(a)(ii).

“Account” shall have the meaning set forth in Article 9 of the UCC.

“Additional Junior Priority Obligations” shall mean obligations (and all Post- Petition Interest with respect thereto) with respect to Indebtedness of the Company or any other Grantor issued following the date of this Agreement and documented in an agreement other than the Junior Priority Documents to the extent (a) such Indebtedness is not prohibited by the terms of the Term Loan Credit Agreement, the ABL Facility Credit Agreement, the Ontario Capex Facility, the Federal Capex Facility or any then extant Additional Lien Obligations Agreement from being secured by Liens on the Collateral ranking pari passu or junior in right of security with the Liens securing the Junior Priority Obligations, (b) the Grantors have granted Liens on the Collateral ranking pari passu or junior in right of security with the Liens securing the Junior Priority Obligations to secure the obligations in respect of such Indebtedness and (c) the Additional Junior Priority Obligations Agent, for the holders of such Indebtedness, has entered into (I) an Intercreditor Agreement Joinder on behalf of the holders of such indebtedness pursuant to Section 8.19, (II) the Canadian Ontario Capex Facility Security Agreement or the Canadian Federal Capex Facility Security Agreement (or, with respect to said junior ranked Liens, such other comparable Additional Junior Priority Obligations Agreement reflecting said junior ranked Lien priority), (III) the Canadian Ontario Capex Facility Pledge Agreement or the Canadian Federal Capex Facility Pledge Agreement (or, with respect to said junior ranked Liens, such other comparable Additional Junior Priority Obligations Agreement reflecting said junior ranked Lien priority), (IV) the U.S. Ontario Capex Facility Security Agreement or the U.S. Federal Capex Facility Security Agreement (or, with respect to said junior ranked Liens, such other comparable Additional Junior Priority Obligations Agreement reflecting said junior ranked Lien priority) and (V) the U.S. Ontario Capex Facility Pledge Agreement or the U.S. Federal Capex Facility Pledge Agreement (or, with respect to said junior ranked Liens, such other comparable Additional Junior Priority Obligations Agreement reflecting said junior ranked Lien priority).

“Additional Junior Priority Obligations Agent” shall mean any Person appointed to act as trustee, agent or representative for the holders of Additional Junior Priority Obligations pursuant to any Additional Junior Priority Obligations Agreement.

“Additional Junior Priority Obligations Agreement” shall mean (i) any indenture, credit agreement or other agreement under which any Additional Junior Priority Obligations are incurred that are designated as Additional Junior Priority Obligations pursuant to Section 8.19 and (ii) any other “Loan Documents” (or similar term as may be defined or referred to in the foregoing or other agreements, documents and instruments executed in connection therewith), in each case, as Refinanced from time to time in accordance with the terms thereof and hereof so long as the same do not violate the terms of the Term Loan Credit Agreement, the ABL Facility Credit Agreement, the Ontario Capex Facility, the Federal Capex Facility or any then extant Additional Lien Obligations Agreement, in each case, as then in effect.

“Additional Junior Priority Obligations Secured Parties” shall mean, at any relevant time, the lenders, creditors and secured parties under any Additional Junior Priority

Obligations Agreements, any Additional Junior Priority Obligations Agent and the other agents under any such Additional Junior Priority Obligations Agreement, in each case, in their capacities as such.

“Additional Lien Obligations” shall mean, collectively, the Additional Term Loan Obligations and the Additional Junior Priority Obligations.

“Additional Lien Obligations Agent” shall mean any Additional Term Loan Obligations Agent and/or any Additional Junior Priority Obligations Agent, as applicable.

“Additional Lien Obligations Agreement” shall mean any Additional Term Loan Obligations Agreement and any Additional Junior Priority Obligations Agreement.

“Additional Term Loan Obligations” shall mean obligations with respect to Indebtedness of the Company or any other Grantor (other than pursuant to one or more Term Loan Secured Hedging Agreements) issued following the date of this Agreement and documented in an agreement other than the Term Loan Credit Agreement and the related Term Loan Documents to the extent (a) such Indebtedness is not prohibited by the terms of the Term Loan Credit Agreement, the ABL Facility Credit Agreement, the Ontario Capex Facility, the Federal Capex Facility or any then extant Additional Lien Obligations Agreement from being secured by Liens on the Collateral ranking pari passu in right of security with the Liens securing the Term Loan Obligations, (b) the Grantors have granted Liens on the Collateral ranking pari passu in right of security with the Liens securing the Term Loan Obligations to secure the obligations in respect of such Indebtedness and (c) the Additional Term Loan Obligations Agent, for the holders of such Indebtedness, has entered into (I) an Intercreditor Agreement Joinder on behalf of the holders of such indebtedness pursuant to Section 8.19, (II) a “Pari Passu Intercreditor Agreement” (or similar term as may be defined or referred to in the Term Loan Credit Agreement or other agreements, documents and instruments executed in connection therewith) on behalf of the holders of such indebtedness pursuant to the terms thereof, (III) the Canadian Term Loan Security Agreement (or, with respect to said pari passu Liens, such other comparable Additional Term Loan Obligations Agreement reflecting said pari passu Lien priority), (IV) the Canadian Term Loan Pledge Agreement (or, with respect to said pari passu Liens, such other comparable Additional Term Loan Obligations Agreement reflecting said pari passu Lien priority), (V) the U.S. Term Loan Security Agreement (or, with respect to said pari passu Liens, such other comparable Additional Term Loan Obligations Agreement reflecting said pari passu Lien priority) and (VI) the U.S. Term Loan Pledge Agreement (or, with respect to said pari passu Liens, such other comparable Additional Term Loan Obligations Agreement reflecting said pari passu Lien priority).

“Additional Term Loan Obligations Agent” shall mean any Person appointed to act as trustee, agent or representative for the holders of Additional Term Loan Obligations pursuant to any Additional Term Loan Obligations Agreement.

“Additional Term Loan Obligations Agreement” shall mean (i) any indenture, credit agreement or other agreement under which any Additional Term Loan Obligations are incurred that are designated as Additional Term Loan Obligations pursuant to Section 8.19 and (ii) any other “Loan Documents” (or similar term as may be defined or referred to in the foregoing or other agreements, documents and instruments executed in connection therewith), in each case, as Refinanced from time to time in accordance with the terms thereof and hereof so long as the same do not violate the terms of the Term Loan Credit Agreement, the ABL Facility Credit Agreement, the Ontario Capex Facility, the Federal Capex Facility or any then extant Additional Lien Obligations Agreement, in each case, as then in effect.

“Additional Term Loan Obligations Secured Parties” shall mean, at any relevant time, the lenders, creditors and secured parties under any Additional Term Loan Obligations Agreements, any Additional Term Loan Obligations Agent and the other agents under any such Additional Term Loan Obligations Agreement, in each case, in their capacities as such.

“Affiliate” shall mean, when used with respect to a specified Person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Affiliated Lender” shall mean any Non-Debt Fund Affiliate, Holdings, the Company and/or any of its Restricted Subsidiaries.

“Agreement” shall mean this Intercreditor Agreement.

“As-Extracted Collateral” shall have the meaning set forth in Article 9 of the UCC.

“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto.

“Business Day” shall mean any day except Saturday, Sunday and any day which shall be in New York, New York or Toronto, Ontario, a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close.

“Canadian ABL Facility Pledge Agreement” shall mean that certain Canadian ABL Facility Pledge Agreement, dated as of the date hereof, among the Company, the other Grantors from time to time party thereto and the ABL Facility Collateral Agent, as amended, modified or supplemented from time to time.

“Canadian ABL Facility Security Agreement” shall mean that certain Canadian ABL Facility Security Agreement, dated as of the date hereof, among the Company, the other Grantors from time to time party thereto and the ABL Facility Collateral Agent, as amended, modified or supplemented from time to time.

“Canadian Debtor Relief Laws” means the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding-up and Restructuring Act (Canada) and any similar statute or law or any corporate law in any jurisdiction in Canada dealing with bankruptcy, insolvency, restructuring of debts or analogous concepts, and including without limitation, the filing of an application or commencement of proceedings under provisions of the Canada Business Corporations Act or the Business Corporations Act (Alberta) (or any successors to such statutes or comparable legislation in other jurisdictions) seeking to impose a stay of proceedings against creditors, seeking to approve or impose a plan of arrangement or reorganization providing for the compromise of claims of creditors or imposing other limitations or restrictions on creditors’ rights.

“Canadian Federal Capex Facility Pledge Agreement” shall mean, at any time after such document has been entered into and the Initial Federal Capex Facility Provider has entered into an Intercreditor Agreement Joinder pursuant to Section 8.22 hereof, that certain Canadian Federal Capex Facility Pledge Agreement, to be entered into on the closing date of the Federal Capex Facility, among the Company, the other Grantors from time to time party thereto and the Federal Capex Facility Provider, as amended, modified or supplemented from time to time.

“Canadian Federal Capex Facility Security Agreement” shall mean, at any time after such document has been entered into and the Initial Federal Capex Facility Provider has entered into an Intercreditor Agreement Joinder pursuant to Section 8.22 hereof, that certain Canadian Federal Capex Facility Security Agreement to be entered into on the closing date of the Federal Capex Facility, among the Company, the other Grantors from time to time party thereto and the Federal Capex Facility Provider, as amended, modified or supplemented from time to time.

“Canadian Ontario Capex Facility Pledge Agreement” shall mean that certain Canadian Ontario Capex Facility Pledge Agreement, dated as of the date hereof, among the Company, the other Grantors from time to time party thereto and the Ontario Capex Facility Lender, as amended, modified or supplemented from time to time.

“Canadian Ontario Capex Facility Security Agreement” shall mean that certain Canadian Ontario Capex Facility Security Agreement dated as of the date hereof, among the Company, the other Grantors from time to time party thereto and the Ontario Capex Facility Lender, as amended, modified or supplemented from time to time.

“Canadian Term Loan Pledge Agreement” shall mean that certain Canadian Term Loan Pledge Agreement, dated as of the date hereof, among the Company, the other Grantors from time to time party thereto and the Term Loan Collateral Agent, as amended, modified or supplemented from time to time.

“Canadian Term Loan Security Agreement” shall mean that certain Canadian Term Loan Security Agreement, dated as of the date hereof, among the Company, the other Grantors from time to time party thereto and the Term Loan Collateral Agent under Term Loan Credit Agreement, as amended, modified or supplemented from time to time.

“Capitalized Lease Obligations” shall mean, with respect to any Person, all rental obligations of such Person which, under IFRS, are or will be required to be capitalized on the books of such Person as a capital lease, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

“Cash Proceeds” shall mean all Proceeds of any Collateral received by any Grantor or Secured Party consisting of cash and checks.

“Chattel Paper” shall have the meaning set forth in Article 9 of the UCC. Without limiting the foregoing, the term “Chattel Paper” shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

“Collateral” shall mean all property (whether real, personal, movable or immovable) now or hereafter acquired and wherever located (and Proceeds thereof) with respect to which any Liens have been granted (or purported to be granted) by any Grantor pursuant to any Security Document.

“Collateral Agent” shall mean, as applicable, the ABL Facility Collateral Agent, the Term Loan Collateral Agent, the Ontario Capex Facility Lender, the Federal Capex Facility Provider and/or any Additional Lien Obligations Agent.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Commercial Tort Claim” shall have the meaning set forth in Article 9 of the UCC.

“Commodity Account” shall have the meaning set forth in Article 9 of the UCC.

“Company” shall have the meaning set forth in the introductory paragraph hereof.

“Comparable ABL Facility Security Document” shall mean, in relation to any Collateral subject to any Lien created under any Term Loan Security Document, Ontario Capex Facility Security Document or Federal Capex Facility Security Document, that ABL Facility Document which creates (or purports to create) a Lien on the same Collateral, granted by the same Grantor.

“Comparable Federal Capex Facility Security Document” shall mean, in relation to any Collateral subject to any Lien created under any ABL Facility Security Document, Term Loan Security Document or Ontario Capex Facility Security Document, that Federal Capex Facility Security Document which creates (or purports to create) a Lien on the same Collateral, granted by the same Grantor.

“Comparable Junior Priority Security Document” shall mean any Comparable Federal Capex Facility Security Document or any Comparable Ontario Capex Facility Security Document.

“Comparable Ontario Capex Facility Security Document” shall mean, in relation to any Collateral subject to any Lien created under any ABL Facility Security Document, Term Loan Security Documen or Federal Capex Facility Security Document, that Ontario Capex Facility Security Document which creates (or purports to create) a Lien on the same Collateral, granted by the same Grantor.

“Comparable Term Loan Security Document” shall mean, in relation to any Collateral subject to any Lien created under any ABL Facility Security Document, Ontario

Capex Facility Security Document or Federal Capex Facility Security Document, that Term Loan Document which creates (or purports to create) a Lien on the same Collateral, granted by the same Grantor.

“Contract Rights” shall mean all rights of any Grantor under each Contract, including (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

“Contracts” shall mean all contracts between any Grantor and one or more additional parties (including, without limitation, Hedge Agreements), licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements).

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meaning correlative thereto.

“Copyrights” shall mean, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright whether published or unpublished, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Cortland” shall have the meaning set forth in the introductory paragraph hereof.

“Debt Agreements” shall have the meaning set forth in the recitals hereto.

“Debt Fund Affiliate” means any Affiliate (other than a natural person) of an Investor that is a bona fide debt fund or investment vehicle that is engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of business that holds debt in Holdings, the Company or their subsidiaries and makes all relevant decisions in respect of Holdings and the Company behind an ethical wall from any Affiliate that is an Investor.

“Debtor Relief Laws” shall mean the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect, including Canadian Debtor Relief Laws and (except to the extent specifically identified in the definition of Canadian Debtor Relief Laws) affecting the rights of creditors generally.

“Deposit Account” shall have the meaning set forth in Article 9 of the UCC.

“Directing ABL Facility Collateral Agent” shall mean (a) the ABL Facility Collateral Agent under the ABL Facility Credit Agreement unless (and until) the Discharge of ABL Facility Obligations has occurred solely with respect to the ABL Facility Obligations (excluding ABL Facility Cash Management Obligations and ABL Facility Hedging Obligations) under the ABL Facility Credit Agreement and the ABL Facility Documents with respect thereto and (b) thereafter, the ABL Facility Collateral Agent described in preceding clause (a) or any other Person designated in writing by the holders of a majority of the ABL Facility Obligations from time to time to act as Directing ABL Facility Collateral Agent hereunder.

“Directing Collateral Agent” shall mean any of the Directing ABL Facility Collateral Agent, the Directing Term Loan Collateral Agent, or the Directing Junior Priority Collateral Agent, as the case may be.

“Directing Junior Priority Collateral Agent” shall mean the “Controlling Collateral Agent” (as defined in the Pari Passu Intercreditor Agreement); provided, that (i) prior to the execution and delivery of the Pari Passu Intercreditor Agreement, the Ontario Capex Facility Lender shall be the Directing Junior Priority Collateral Agent and (ii) upon any change in “Controlling Collateral Agent” (as defined in the Pari Passu Intercreditor Agreement), such new “Controlling Collateral Agent” (as defined in the Pari Passu Intercreditor Agreement) shall promptly notify each party hereto in writing.

“Directing Term Loan Collateral Agent” shall mean (a) the Term Loan Collateral Agent under the Term Loan Credit Agreement unless (and until) the Discharge of Term Loan Obligations has occurred solely with respect to the Term Loan Obligations under the Term Loan Credit Agreement and the Term Loan Documents with respect thereto and (b) thereafter, the Term Loan Collateral Agent described in preceding clause (a) or any other Person designated in writing by the holders of a majority of the Term Loan Obligations from time to time to act as Directing Term Loan Collateral Agent hereunder.

“Discharge of ABL Facility Obligations” shall mean, except to the extent otherwise provided in Section 3.4(m), the occurrence of all of the following:

(i)    termination or expiration of all commitments to extend credit that would constitute ABL Facility Obligations;

(ii)    payment in full in cash of the principal of and interest (including any Post- Petition Interest), premium (if any) and fees on all ABL Facility Obligations (subject to clause (iii) below in the case of any undrawn letters of credit) and all amounts then due and payable in respect of any ABL Facility Cash Management Obligations and any ABL Facility Hedging Obligations;

(iii)    discharge, cash collateralization or back-stopping (in an amount equal to 103% of the aggregate undrawn amount) of all outstanding letters of credit constituting ABL Facility Obligations;

(iv)    payment in full in cash of all other ABL Facility Obligations that are outstanding and unpaid at the time the termination, expiration, discharge, cash collateralization and/or back-stopping set forth in clauses (i) through (iii) above have occurred (other than any obligations for taxes, costs, indemnifications and other contingent liabilities in respect of which no claim or demand for payment has been made at such time); and

(v)    adequate provision has been made for any contingent or unliquidated ABL Facility Obligations related to claims, causes of action or liabilities that have been asserted against the ABL Facility Secured Parties for which indemnification is required under the ABL Facility Documents;

provided that the Discharge of ABL Facility Obligations shall not be deemed to have occurred if such payments are made with the proceeds of other ABL Facility Obligations that constitute an exchange or replacement for or a Refinancing of such ABL Facility Obligations. Upon the satisfaction of the conditions set forth in clauses (i) through (v) with respect to all ABL Facility Obligations, the applicable ABL Facility Collateral Agent shall promptly deliver to the Term Loan Collateral Agent and each Junior Priority Collateral Agent written notice of the same.

“Discharge of Junior Priority Obligations” shall mean, except to the extent otherwise provided in Section 3.4(l), the occurrence of all of the following:

(i)    termination or expiration of all commitments to extend credit that would constitute Junior Priority Obligations;

(ii)    payment in full in cash of the principal of and interest (including any Post- Petition Interest), premium (if any) and fees on all Junior Priority Obligations;

(iii)    payment in full in cash of all other Junior Priority Obligations that are outstanding and unpaid at the time the termination, expiration and/or discharge set forth in clauses (i) and (ii) above have occurred (other than any obligations for taxes, costs, indemnifications and other contingent liabilities in respect of which no claim or demand for payment has been made at such time); and

(iv)    adequate provision has been made for any contingent or unliquidated Junior Priority Obligations related to claims, causes of action or liabilities that have been asserted against the Junior Priority Secured Parties or for which indemnification is required under the Junior Priority Documents;

provided that the Discharge of Junior Priority Obligations shall not be deemed to have occurred if such payments are made with the proceeds of other Junior Priority Obligations that constitute an exchange or replacement for or a Refinancing of such Junior Priority Obligations. Upon the satisfaction of the conditions set forth in clauses (i) through (iv) with respect to all Junior Priority Obligations, the Directing Junior Priority Collateral Agent shall promptly deliver to the ABL Facility Collateral Agent and the Term Loan Collateral Agent written notice of the same.

“Discharge of Term Loan Obligations” shall mean, except to the extent otherwise provided in Section 3.4(j), the occurrence of all of the following:

(i)    termination or expiration of all commitments to extend credit that would constitute Term Loan Obligations;

(ii)    payment in full in cash of the principal of and interest (including any Post- Petition Interest), premium (if any) and fees on all Term Loan Obligations and all amounts then due and payable under any applicable Term Loan Secured Hedging Agreements;

(iii)    payment in full in cash of all other Term Loan Obligations that are outstanding and unpaid at the time the termination, expiration and/or discharge set forth in clauses (i) and (ii) above have occurred (other than any obligations for taxes, costs, indemnifications and other contingent liabilities in respect of which no claim or demand for payment has been made at such time); and

(iv)    adequate provision has been made for any contingent or unliquidated Term Loan Obligations related to claims, causes of action or liabilities that have been asserted against the Term Loan Secured Parties for which indemnification is required under the Term Loan Documents;

provided that the Discharge of Term Loan Obligations shall not be deemed to have occurred if such payments are made with the proceeds of other Term Loan Obligations that constitute an exchange or replacement for or a Refinancing of such Term Loan Obligations. Upon the satisfaction of the conditions set forth in clauses (i) through (iv) with respect to all Term Loan Obligations, the Term Loan Collateral Agent shall promptly deliver to the ABL Facility Collateral Agent and each Junior Priority Collateral Agent written notice of the same.

“Document” shall have the meaning set forth in Article 9 of the UCC.

“Electronic Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Equipment” shall have the meaning set forth in Article 9 of the UCC.

“Equity Interests” of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interest in (however designated) equity of such Person, including any common stock, preferred equity, any limited or general partnership interest and any limited liability company membership interest.

“Federal Capex Facility” shall have the meaning set forth in the introductory paragraph hereof.

“Federal Capex Facility Documents” shall mean, at any time after such documents have been entered into and the Initial Federal Capex Facility Provider has entered into an Intercreditor Agreement Joinder pursuant to Section 8.22 hereof, (x) the Federal Capex Facility and the other “Security Documents” (or any comparable term as defined in the Federal Capex Facility) and (y) each of the other agreements, documents and instruments providing for or evidencing any Federal Capex Facility Obligation, as each may be amended, restated, amended and restated, amended and extended, supplemented, increased or modified from time to time (but excluding, for the avoidance of doubt, any documents entered into in connection with an ABL Facility DIP Financing, a Term Loan Collateral DIP Financing or a Term Loan ABL Facility Priority Collateral DIP Financing).

“Federal Capex Facility Provider” shall mean, as applicable, the Initial Federal Capex Facility Provider or any New Federal Capex Facility Provider to the extent set forth in Section 8.19(f).

“Federal Capex Facility Obligations” shall mean, at any time after such documents have been entered into and the Initial Federal Capex Facility Provider has entered into an Intercreditor Agreement Joinder pursuant to Section 8.22 hereof, all obligations (including guaranty obligations) of every nature of each Grantor, from time to time owed to the Federal Capex Facility Secured Parties or any of them, under any Federal Capex Facility Document, including all “Secured Obligations” or similar term as defined in any Federal Capex Facility Security Document, whether for principal, premium, interest (including all Post-Petition Interest), fees, expenses, indemnification or otherwise.

“Federal Capex Facility Secured Parties” shall mean, at any time after such documents have been entered into and the Initial Federal Capex Facility Provider has entered into an Intercreditor Agreement Joinder pursuant to Section 8.22 hereof, (a) the contributors, holders, agents and arrangers from time to time under the Federal Capex Facility and any other indemnitee under, or as defined in, the Federal Capex Facility (or any comparable term as defined in any other Federal Capex Facility Document) and shall include all former contributors, holders, agents and arrangers under the Federal Capex Facility to the extent that any Federal Capex Facility Obligations owing to such Persons were incurred while such Persons were contributors, holders, agents or arrangers under the Federal Capex Facility and such Federal Capex Facility Obligations have not been paid or satisfied in full.

“Federal Capex Facility Security Documents” shall mean, at any time after such documents have been entered into and the Initial Federal Capex Facility Provider has entered into an Intercreditor Agreement Joinder pursuant to Section 8.22 hereof, the U.S. Federal Capex Facility Security Agreement, U.S. Federal Capex Facility Pledge Agreement, Canadian Federal Capex Facility Security Agreement, Canadian Federal Capex Facility Pledge Agreement, the other Security Documents (or any comparable term as defined in the Federal Capex Facility) and any other agreement, document or instrument pursuant to which a Lien is granted (or purported to be granted) securing any Federal Capex Facility Obligations or under which rights or remedies with respect to such Liens are governed, together with any amendments, replacements, modifications, extensions, renewals or supplements to, or restatements of, any of the foregoing.

“First Priority” shall mean, (i) with respect to any Lien purported to be created on any ABL Facility Priority Collateral pursuant to any ABL Facility Security Document, that such Lien is prior in right to any other Lien thereon, other than any ABL Facility Permitted Liens (excluding ABL Facility Permitted Liens securing Term Loan Obligations or Junior Priority Obligations) applicable to such ABL Facility Priority Collateral which are permitted under the ABL Facility Documents to have priority over the respective Liens on such ABL Facility Priority Collateral created pursuant to the relevant ABL Facility Security Document and (ii) with respect to any Lien purported to be created on any Term Loan Priority Collateral pursuant to any Term Loan Security Document, that such Lien is prior in right to any other Lien thereon, other than any Term Loan Permitted Liens (excluding Term Loan Permitted Liens securing ABL Facility Obligations or Junior Priority Obligations) applicable to such Term Loan Priority Collateral which are permitted under the Term Loan Documents to have priority over or to be pari passu with the respective Liens on such Term Loan Priority Collateral created pursuant to the relevant Term Loan Security Document.

“Fixtures” shall have the meaning set forth in Article 9 of the UCC.

“General Intangible” shall have the meaning set forth in Article 9 of the UCC.

“Grantors” shall mean Algoma Steel Intermediate Holdings Inc., the Company and each other Subsidiary of the Company that has executed and delivered, or may from time to time hereafter execute and deliver, an ABL Facility Security Document, a Term Loan Security Document, an Ontario Capex Facility Security Document or a Federal Capex Facility Security Document.

“Governmental Body” shall have the meaning set forth in Section 8.23 hereof.

“Hedge Agreement” shall mean any Interest Rate Protection Agreement or Other Hedging Agreements between the Company or any Grantor and any other Person.

“Holdings” shall have the meaning set forth in the introductory paragraph hereof.

“IFRS” hall mean International Financial Reporting Standards as in effect from time to time.

“Indebtedness” shall mean and include all Term Loan Obligations, Ontario Capex Facility Obligations, Federal Capex Facility Obligations and ABL Facility Obligations, as applicable, that constitute “Indebtedness” within the meaning of the Term Loan Credit Agreement, ABL Facility Credit Agreement, Ontario Capex Facility or Federal Capex Facility, respectively. For the avoidance of doubt, “Indebtedness” shall not include any Term Loan Hedging Obligations or any ABL Facility Cash Management Obligations or ABL Facility Hedging Obligations.

“Initial ABL Facility Collateral Agent” shall have the meaning set forth in the recitals hereto.

“Initial Federal Capex Facility Provider” shall have the meaning set forth in the recitals hereto.

“Initial Ontario Capex Facility Lender” shall have the meaning set forth in the recitals hereto.

“Initial Term Loan Collateral Agent” shall have the meaning set forth in the recitals hereto.

“Insolvency or Liquidation Proceeding” shall mean any of the following: (i) the filing by any Grantor of a voluntary petition in bankruptcy under any provision of any Debtor Relief Law or a petition to take advantage of any receivership or insolvency laws, including any petition seeking the dissolution, winding up, total or partial liquidation, reorganization, composition, arrangement, adjustment or readjustment or other relief of such Grantor, such

Grantor’s debts or such Grantor’s assets or the appointment of a trustee, receiver, liquidator, custodian or similar official for such Grantor or a material part of such Grantor’s property; (ii) the appointment of a receiver, liquidator, trustee, custodian or other similar official for such Grantor or all or a material part of such Grantor’s assets; (iii) the filing of any petition against such Grantor under any Debtor Relief Law (including the Bankruptcy Code) or other receivership or insolvency law, including any petition seeking the dissolution, winding up, total or partial liquidation, reorganization, composition, arrangement, adjustment or readjustment or other relief of such Grantor, such Grantor’s debts or such Grantor’s assets or the appointment of a trustee, receiver, liquidator, custodian or similar official for such Grantor or a material part of such Grantor’s property; or (iv) the general assignment by such Grantor for the benefit of creditors or any other marshalling of the assets and liabilities of such Grantor.

“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the ABL Facility Collateral Agent, the Term Loan Collateral Agent or any Junior Priority Collateral Agent is the loss payee or additional insured thereof) and (ii) any key man life insurance policies.

“Intellectual Property” shall mean any and all Licenses, Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, Trade Secrets and all rights to sue at law or in equity for any past, present or future infringement, misappropriation, violation, misuse or other impairment thereof, including the right to receive injunctive relief and all Proceeds and damages therefrom.

“Intercreditor Agreement Joinder” shall mean an agreement substantially in the form of Exhibit A hereto.

“Interest Rate Protection Agreement” shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

“Instrument” shall have the meaning set forth in Article 9 of the UCC.

“Inventory” shall have the meaning set forth in Article 9 of the UCC.

“Investment Property” shall have the meaning set forth in Article 9 of the UCC.

“Investment Related Property” shall mean (i) any and all Investment Property and (ii) any and all Pledged Collateral (regardless of whether classified as investment property under the UCC).

“Investors” means (a) each of Bain Capital, LP, Barclays Bank PLC, Marathon Asset Management, LP, GoldenTree Asset Management, LP (in each case, collectively with the funds, partnerships or other co-investment vehicles managed, advised or controlled thereby), (b) the Management Investors and (c) any Person holding, directly or indirectly, more than five (5%) percent of the issued and outstanding equity securities of Holdings or the Company.

“Junior Priority ABL Collateral Standstill Period” shall have the meaning set forth in Section 4.1(a)(i).

“Junior Priority ABL Term Collateral Standstill Period” shall have the meaning set forth in Section 4.2(a)(i).

“Junior Priority Collateral Agent” shall mean, as applicable, (i) the Federal Capex Facility Provider, (ii) the Ontario Capex Facility Lender and/or (iii) any Additional Junior Priority Obligations Agent.

“Junior Priority Documents” means (i) the Federal Capex Facility Documents, (ii) the Ontario Capex Facility Documents and (iii) any Additional Junior Priority Obligations Agreement.

“Junior Priority Lien” shall mean any Lien created by (i) the Federal Capex Facility Security Documents, (ii) the Ontario Capex Facility Security Documents or (iii) any Additional Junior Priority Obligations Agreement that is a Junior Priority Security Document.

“Junior Priority Obligations” means (i) the Federal Capex Facility Obligations, (ii) the Ontario Capex Facility Obligations and (iii) the Additional Junior Priority Obligations.

“Junior Priority Permitted Liens” shall mean the Liens permitted (i) under Section 8.4 (or any comparable provision) of the Federal Capex Facility, (ii) under Section 7.2(b) (or any comparable provision) of the Ontario Capex Facility, and/or (iii) as to any Additional Junior Priority Obligations Agreement, the Liens permitted to be incurred by the Grantors in accordance therewith.

“Junior Priority Secured Parties” shall mean, (i) the Federal Capex Facility Secured Parties, (ii) the Ontario Capex Facility Secured Parties and (iii) any Additional Junior Priority Obligations Secured Party.

“Junior Priority Security Documents” shall mean (i) the Federal Capex Facility Security Documents, (ii) the Ontario Capex Facility Security Documents, and (iii) any other agreement, document or instrument pursuant to which a Lien is granted (or purported to be granted) securing any Junior Priority Obligations or under which rights or remedies with respect to such Liens are governed, together with any amendments, replacements, modifications, extensions, renewals or supplements to, or restatements of, any of the foregoing.

“Junior Priority Term Collateral Standstill Period” shall have the meaning set forth in Section 3.1(a)(i).

“Junior Priority Term ABL Collateral Standstill Period” shall have the meaning set forth in Section 3.2(a)(i).

“Letter-of-Credit Rights” shall have the meaning set forth in Article 9 of the UCC.

“Licenses” shall mean, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its owned (1) Patents, (2) Copyrights, (3) Trademarks, (4) Trade Secrets or (5) software, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Lien” shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any leases evidencing Capitalized Lease Obligations having substantially the same economic effect as any of the foregoing) in each case, in the nature of security; provided that in no event shall an operating lease in and of itself be deemed a Lien.

“Management Investors” means the officers, directors, managers, employees and members of management of the Company, Holdings any Parent Entity (as defined in the Term Loan Credit Agreement as of the date hereof) and/or any subsidiary of the Company and their Immediate Family Members (as defined in the Term Loan Credit Agreement as of the date hereof).

“New ABL Facility Collateral Agent” shall have the meaning set forth in Section 8.19(c)(ii).

“New Federal Capex Facility Provider” shall have the meaning set forth in Section 8.19(c)(ii).

“New Ontario Capex Facility Lender” shall have the meaning set forth in Section 8.19(c)(ii).

“New Term Loan Collateral Agent” shall have the meaning set forth in Section 8.19(c)(ii).

“Non-Debt Fund Affiliate” means the Investors and any Affiliate of an Investor, other than any Debt Fund Affiliate.

“Ontario Capex Facility” shall have the meaning set forth in the introductory paragraph hereof.

“Ontario Capex Facility Documents” shall mean (x) the Ontario Capex Facility and the other “Loan Documents” (as defined in the Ontario Capex Facility) and (y) each of the other agreements, documents and instruments providing for or evidencing any Ontario Capex Facility Obligation, as each may be amended, restated, amended and restated, amended and extended, supplemented, increased or modified from time to time (but excluding, for the avoidance of doubt, any documents entered into in connection with an ABL Facility DIP Financing, a Term Loan Collateral DIP Financing or a Term Loan ABL Facility Priority Collateral DIP Financing).

“Ontario Capex Facility Lender” shall mean, as applicable, the Initial Ontario Capex Facility Lender or any New Ontario Capex Facility Lender to the extent set forth in Section 8.19(f).

“Ontario Capex Facility Obligations” shall mean all obligations (including guaranty obligations) of every nature of each Grantor, from time to time owed to the Ontario Capex Facility Secured Parties or any of them, under any Ontario Capex Facility Document, including all “Secured Obligations” or comparable term as defined in any Ontario Capex Facility Security Document, whether for principal, premium, interest (including all Post-Petition Interest), fees, expenses, indemnification or otherwise.

“Ontario Capex Facility Secured Parties” shall mean (a) the lenders, holders, agents and arrangers from time to time under the Ontario Capex Facility and any other “Indemnitee” under, and as defined in, the Ontario Capex Facility (or any comparable term as defined in any other Ontario Capex Facility Document) and shall include all former lenders, holders, agents and arrangers under the Ontario Capex Facility to the extent that any Ontario Capex Facility Obligations owing to such Persons were incurred while such Persons were lenders, holders, agents or arrangers under the Ontario Capex Facility and such Ontario Capex Facility Obligations have not been paid or satisfied in full.

“Ontario Capex Facility Security Documents” shall mean the U.S. Ontario Capex Facility Security Agreement, U.S. Ontario Capex Facility Pledge Agreement, Canadian Ontario Capex Facility Security Agreement, Canadian Ontario Capex Facility Pledge Agreement, the other Security Documents (as defined in the Ontario Capex Facility) and any other agreement, document or instrument pursuant to which a Lien is granted (or purported to be granted) securing any Ontario Capex Facility Obligations or under which rights or remedies with respect to such Liens are governed, together with any amendments, replacements, modifications, extensions, renewals or supplements to, or restatements of, any of the foregoing.

“Other Hedging Agreements” shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements (including commodity futures or forward purchase contracts), or arrangements designed to protect against fluctuations in currency values or commodity prices.

“Pari Passu Intercreditor Agreement” shall mean that certain Pari Passu Agreement, to be entered into on the closing date of the Federal Capex Facility, between the Federal Capex Facility Provider, the Ontario Capex Facility Lender and any Person that may from time to time become an additional party thereto, and acknowledged by the Company.

“Patents” shall mean, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“Payment Intangibles” shall have the meaning assigned in Article 9 of the UCC.

“Permitted Refinancing” shall mean, with respect to any Indebtedness under the Term Loan Documents, the ABL Facility Documents or the Junior Priority Documents, the Refinancing of such Indebtedness (“Refinancing Indebtedness”) in accordance with the requirements of this Agreement, the Term Loan Credit Agreement, the ABL Facility Credit Agreement, the Federal Capex Facility, the Ontario Capex Facility and each then extant Additional Lien Obligations Agreement.

“Person” shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

“Pledged ABL Facility Priority Collateral” shall have the meaning set forth in Section 4.5(i)(i).

“Pledged Collateral” shall mean Pledged Shares, Pledged Notes or other Instruments, Securities and other Investment Property owned by any Grantor, whether or not physically delivered to a Collateral Agent pursuant to an ABL Facility Security Document, a Term Loan Security Document or a Junior Priority Security Document, excluding any items specifically excluded from the definition of Collateral.

“Pledged Notes” shall mean, with respect to any Grantor, all promissory notes (including intercompany notes) at any time held or owned by such Grantor that constitute Collateral.

“Pledged Shares” shall mean all of each Grantor’s right, title and interest in and to all of the Equity Interests now or hereafter owned by such Grantor that constitute Collateral, regardless of class or designation, and all substitutions therefor and replacements thereof, all Proceeds thereof and all rights relating thereto, also including any certificates representing the Equity Interest, the right to receive any certificates representing any of the Equity Interests, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

“Pledged Term Loan Priority Collateral” shall have the meaning set forth in Section 3.4(h)(i).

“Post-Petition Interest” shall mean all interest, fees, expenses and other charges that, pursuant to the ABL Facility Documents, the Term Loan Documents or any Junior Priority Document, as the case may be, accrue after the commencement of any Insolvency or Liquidation Proceeding with respect to any Grantor or any Subsidiary at the rate provided in the respective documentation, whether or not such interest, fees, expenses and other charges are allowed or allowable under any Debtor Relief Law or in any such Insolvency or Liquidation Proceeding.

“Proceeds” shall have the meaning assigned in Article 9 of the UCC and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any Insurance,

indemnity, warranty or guaranty payable to any Administrative Agent, any Collateral Agent or any Grantor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority), (iii) any and all proceeds of Pledged Collateral including dividends or other income from, and proceeds of, Pledged Collateral, collection thereon or distributions or payments with respect thereto and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Recovery” shall have the meaning set forth in Section 8.17.

“Refinance” shall mean, in respect of any Indebtedness, to refinance, extend, renew, retire, defease, amend, modify, supplement, amend and restate, restructure, replace, refund or repay, or to issue other Indebtedness, in exchange or replacement for, such Indebtedness in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Refinancing Indebtedness” shall have the meaning set forth in the definition of “Permitted Refinancing.”

“Restricted Subsidiary” shall have the meaning set forth in the Term Loan Credit Agreement as of the date hereof.

“Second Priority” shall mean,

(i)    with respect to any Lien purported to be created on any Term Loan Priority Collateral pursuant to any ABL Facility Security Document, that such Lien is prior in right to any other Lien thereon, other than any ABL Facility Permitted Liens (excluding ABL Permitted Liens securing Junior Priority Obligations) applicable to such Term Loan Priority Collateral which are permitted under the ABL Facility Documents to have priority over or be pari passu with the respective Liens on such Term Loan Priority Collateral created pursuant to the ABL Facility Security Document (including the Liens created by the Term Loan Documents); and

(ii)    with respect to any Lien purported to be created on any ABL Facility Priority Collateral pursuant to any Term Loan Security Documents, that such Lien is prior in right to any other Lien thereon, other than any Term Loan Permitted Liens (excluding Term Loan Permitted Liens securing Junior Priority Obligations) applicable to such ABL Facility Priority Collateral which are permitted under the Term Loan Documents to have priority over or be pari passu with the respective Liens on such ABL Facility Priority Collateral created pursuant to the relevant Term Loan Security Document (including the Liens created by the ABL Facility Documents).

“Secured Parties” shall mean, collectively, the ABL Facility Secured Parties, the Term Loan Secured Parties and the Junior Priority Secured Parties.

“Securities” shall have the meaning set forth in Article 8 of the UCC.

“Securities Accounts” shall have the meaning set forth in Article 8 of the UCC.

“Securities Entitlements” shall have the meaning set forth in Article 8 of the UCC.

“Security Document” shall mean any ABL Facility Security Document, Term Loan Security Document, Federal Capex Facility Security Document or Ontario Capex Facility Security Document and any other agreement, document or instrument pursuant to which a Lien is granted (or purported to be granted) securing any Additional Lien Obligations or under which rights or remedies with respect to such Liens are governed, together with any amendments, replacements, modifications, extensions, renewals or supplements to, or restatements of, any of the foregoing.

“Subsidiary” shall mean, as to any Person, (a) any corporation more than 50% of whose stock having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation is owned by such Person and/or one or more Subsidiaries of such Person or (b) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than 50% of the voting power of the Equity Interests at the time.

“Supporting Obligations” shall have the meaning set forth in Article 9 of the UCC.

“Tangible Chattel Paper” shall mean “tangible chattel paper” as such term is defined in Article 9 of the UCC.

“Term Loan ABL Facility Priority Collateral DIP Financing” shall have the meaning set forth in Section 4.6(b).

“Term Loan/ABL Facility Priority Collateral Lien” shall have the meaning set forth in Section 4.5(b)(iv).

“Term Loan Administrative Agent” shall have the meaning set forth in the recitals hereto.

“Term Loan Collateral Agent” shall mean, as applicable, the Initial Term Loan Collateral Agent, any New Term Loan Collateral Agent to the extent set forth in Section 8.19(e) and any Additional Term Loan Collateral Agent.

“Term Loan Collateral DIP Financing” shall have the meaning set forth in Section 3.5(a)(i).

“Term Loan Collateral Priority Lien” shall have the meaning set forth in Section 3.4(a)(iv).

“Term Loan Credit Agreement” shall have the meaning set forth in the recitals hereto.

“Term Loan Documents” shall mean (i) the Term Loan Credit Agreement and the other Credit Documents (or comparable term, as defined in the Term Loan Credit Agreement, as in effect from time to time), (ii) each Term Loan Secured Hedging Agreement and (iii) each of the other agreements, documents and instruments (including any Additional Term Loan Obligations Agreement) providing for or evidencing any Term Loan Obligation, as each may be amended, restated, amended and restated, amended and extended, Refinanced, replaced, supplemented, increased or modified from time to time in accordance with the provisions of this Agreement (but excluding, for the avoidance of doubt, any documents entered into in connection with an ABL Facility DIP Financing, a Term Loan Collateral DIP Financing or a Term Loan ABL Facility Priority Collateral DIP Financing).

“Term Loan Hedging Creditor” shall mean each counterparty to any Term Loan Secured Hedging Agreement (other than a Grantor).

“Term Loan Hedging Obligations” shall mean the “Hedging Obligations” (or comparable term, as defined in the Term Loan Credit Agreement (as in effect from time to time)) in respect of the Term Loan Secured Hedging Agreements.

“Term Loan Lien” shall mean any Lien created by the Term Loan Security Documents.

“Term Loan Obligations” shall mean (i) all obligations (including guaranty obligations) of every nature of each Grantor, from time to time owed to the Term Loan Secured Parties or any of them, under any Term Loan Document, including all “Incremental Loans”, “Obligations” or similar term as defined in the Term Loan Credit Agreement and including all Additional Term Loan Obligations, in each case whether for principal, premium, interest (including all Post-Petition Interest), fees, expenses, indemnification or otherwise and (ii) Term Loan Hedging Obligations (excluding all Excluded Swap Obligations (as defined in the Term Loan Credit Agreement)).

“Term Loan Permitted Liens” shall mean (i) the Liens permitted under Section 9.01 (or any comparable section) of the Term Loan Credit Agreement and/or (ii), as to any Additional Term Loan Obligations Agreement, the Liens permitted to be incurred by the Grantors in accordance therewith.

“Term Loan Priority Collateral” shall mean all interests of each Grantor in the following Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, including (1) all rights of each Grantor to receive moneys due and to become due under or pursuant to the following, (2) all rights of each Grantor to receive return of any premiums for or Proceeds of any Insurance, indemnity, warranty or guaranty with respect to the following or to receive condemnation Proceeds with respect to the following, (3) all claims of each Grantor for damages arising out of or for breach of or default under any of the following, and (4) all rights of each Grantor to terminate, amend, supplement, modify or waive performance under any of the following, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder:

(i)    any Term Proceeds Account, and all cash, money, securities and other investments deposited therein;

(ii)    all Equipment;

(iii) all Fixtures;

(iv)    all General Intangibles, including Contracts, together with all Contract Rights arising thereunder (in each case other than General Intangibles evidencing or governing ABL Facility Priority Collateral and any customer Contracts, Contract Rights and Payment Intangibles constituting ABL Facility Priority Collateral);

(v)    all letters of credit (whether or not the respective letter of credit is evidenced by a writing), Letter-of-Credit Rights, Instruments and Documents (except to the extent evidencing or governing or attached or related to (to the extent so attached or related) ABL Facility Priority Collateral);

(vi)    without duplication, all Investment Related Property (in each case, other than any Investment Related Property specifically constituting ABL Facility Priority Collateral);

(vii)    all Intellectual Property;

(viii)    except to the extent constituting, or relating to, ABL Facility Priority Collateral, all Commercial Tort Claims;

(ix)    all real property (including, if any, leasehold interests) on which the Grantors are required to provide a Lien to the Term Loan Secured Parties pursuant to the Term Loan Documents and any title insurance with respect to such real property (other than title insurance actually obtained by the ABL Facility Collateral Agent in respect of such real property) and the Proceeds thereof (excluding any As-Extracted Collateral);

(x)    except to the extent constituting the ABL Facility Priority Collateral, all other personal property (whether tangible or intangible) of such Grantor;

(xi)    to the extent constituting, or relating to, any of the items referred to in the preceding clauses (i) through (x), all Insurance; provided that to the extent any of the foregoing also relates to ABL Facility Priority Collateral only that portion related to the items referred to in the preceding clauses (i) through (x) as being included in the Term Loan Priority Collateral shall be included in the Term Loan Priority Collateral;

(xii)    to the extent relating to any of the items referred to in the preceding clauses (i) through (xi), all Supporting Obligations; provided that to the extent any of the foregoing also relates to ABL Facility Priority Collateral only that portion related to the items referred to in the preceding clauses (i) through (xi) as being included in the Term Loan Priority Collateral shall be included in the Term Loan Priority Collateral;

(xiii)    all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing; provided that to the extent any of the foregoing also relates to ABL Facility Priority Collateral only that portion related to the items referred to in the preceding clauses (i) through (xii) as being included in the Term Loan Priority Collateral shall be included in the Term Loan Priority Collateral; and

(xiv)    all Cash Proceeds and solely to the extent not constituting ABL Facility Priority Collateral non-Cash Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing and all collateral security, guarantees and other Collateral Support given by any Person with respect to any of the foregoing;

“Term Loan Priority Collateral Enforcement Action Notice” shall have the meaning set forth in Section 6.3(a)(i).

“Term Loan Priority Collateral Enforcement Actions” shall have the meaning set forth in Section 6.3(a)(i).

“Term Loan Secured Hedging Agreement” shall mean each “Term Hedge Letter Agreement” (as that term is defined in the Term Loan Credit Agreement as in effect on the date hereof).

“Term Loan Secured Parties” shall mean (a) the lenders, holders, agents and arrangers from time to time under the Term Loan Credit Agreement and any other “Indemnified Person” under, and as defined in, the Term Loan Credit Agreement (or any comparable term as defined in any other Term Loan Document) and shall include all former lenders, holders, agents and arrangers under the Term Loan Credit Agreement to the extent that any Term Loan Obligations owing to such Persons were incurred while such Persons were lenders, holders, agents or arrangers under the Term Loan Credit Agreement and such Term Loan Obligations have not been paid or satisfied in full, (b) as applicable, the Term Loan Hedging Creditors, and (c) any applicable Additional Term Loan Obligations Secured Parties.

“Term Loan Security Documents” shall mean the U.S. Term Loan Security Agreement, U.S. Term Loan Pledge Agreement, Canadian Term Loan Security Agreement, Canadian Term Loan Pledge Agreement, the other Security Documents (as defined in the Term Loan Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted (or purported to be granted) securing any Term Loan Obligations or under which rights or remedies with respect to such Liens are governed, together with any amendments, replacements, modifications, extensions, renewals or supplements to, or restatements of, any of the foregoing.

“Term Loan Standstill Period” shall have the meaning set forth in Section 4.1(a)(i).

“Term Proceeds Account” shall mean one or more Deposit Accounts or Securities Accounts established by any Term Loan Collateral Agent into which there may be deposited

Proceeds of sales or dispositions of Term Loan Priority Collateral (to the extent such Proceeds constitute Term Loan Priority Collateral).

“Third Priority” shall mean, (i) with respect to any Lien purported to be created on any Term Loan Priority Collateral pursuant to the Junior Priority Security Documents, that such Lien is prior in right to any other Lien thereon, other than any Junior Priority Permitted Liens applicable to such Term Loan Priority Collateral which are permitted under the Junior Priority Documents to have priority over or be pari passu with the respective Liens on such Term Loan Priority Collateral created pursuant to the relevant Junior Priority Security Document (including the Liens created by the Term Loan Documents and the ABL Facility Documents); and (ii) with respect to any Lien purported to be created on any ABL Facility Priority Collateral pursuant to the Junior Priority Security Documents, that such Lien is prior in right to any other Lien thereon, other than any Junior Priority Permitted Liens applicable to such ABL Facility Priority Collateral which are permitted under the Junior Priority Documents to have priority over or be pari passu with the respective Liens on such ABL Facility Priority Collateral created pursuant to the relevant Junior Priority Security Document (including the Liens created by the Term Loan Documents and the ABL Facility Documents).

“Trade Secrets” shall mean any (a) trade secrets or other confidential and proprietary information, including unpatented inventions, invention disclosures, engineering or other data, production procedures, know-how, processes, schematics, algorithms, techniques, proposals, source code, and data collections; (b) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including damages, claims and payments for past and future infringements thereof; (c) all rights to sue for past, present and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (d) all rights corresponding to any of the foregoing throughout the world.

“Trademarks” shall mean, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and logos, slogans and other indicia of origin and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that, if the validity, the perfection, the effect of perfection or non-perfection and the priority of a security interest in any Collateral is governed by the laws of any province or territory of Canada, then UCC shall mean such laws of such province or territory.

“U.S. ABL Facility Pledge Agreement” shall mean that certain U.S. ABL Facility Pledge Agreement, dated as of the date hereof, among the Company, the other Grantors from time to time party thereto and the ABL Facility Collateral Agent, as amended, modified or supplemented from time to time.

“U.S. ABL Facility Security Agreement” shall mean that certain U.S. ABL Facility Security Agreement, dated as of the date hereof, among the Company, the other Grantors from time to time party thereto and the ABL Facility Collateral Agent, as amended, modified or supplemented from time to time.

“U.S. Federal Capex Facility Pledge Agreement” shall mean, at any time after such document has been entered into and the Initial Federal Capex Facility Provider has entered into an Intercreditor Agreement Joinder pursuant to Section 8.22 hereof, that certain U.S. Federal Capex Facility Pledge Agreement, to be entered into on the closing date of the Federal Capex Facility, among the Company, the other Grantors from time to time party thereto and the Federal Capex Facility Provider, as amended, modified or supplemented from time to time.

“U.S. Federal Capex Facility Security Agreement” shall mean, at any time after such document has been entered into and the Initial Federal Capex Facility Provider has entered into an Intercreditor Agreement Joinder pursuant to Section 8.22 hereof, that certain U.S. Federal Capex Facility Security Agreement, to be entered into on the closing date of the Federal Capex Facility, among the Company, the other Grantors from time to time party thereto and the Federal Capex Facility Provider, as same may be amended, modified or supplemented from time to time.

“U.S. Ontario Capex Facility Pledge Agreement” shall mean that certain U.S. Ontario Capex Facility Pledge Agreement, dated as of the date hereof, among the Company, the other Grantors from time to time party thereto and the Ontario Capex Facility Lender, as amended, modified or supplemented from time to time.

“U.S. Ontario Capex Facility Security Agreement” shall mean that certain U.S. Ontario Capex Facility Security Agreement dated as of the date hereof, among the Company, the other Grantors from time to time party thereto and the Ontario Capex Facility Lender, as same may be amended, modified or supplemented from time to time.

“U.S. Term Loan Pledge Agreement” shall mean that certain U.S. Term Loan Pledge Agreement, dated as of the date hereof, among the Company, the other Grantors from time to time party thereto and the Term Loan Collateral Agent, as amended, modified or supplemented from time to time.

“U.S. Term Loan Security Agreement” shall mean that certain U.S. Term Loan Security Agreement, dated as of the date hereof, among the Company, the other Grantors from time to time party thereto and the Term Loan Collateral Agent under Term Loan Credit Agreement, as same may be amended, modified or supplemented from time to time.

“Wells Fargo” shall have the meaning set forth in the introductory paragraph hereof.

1.2    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,”

“includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented, increased, renewed, extended, refunded, replaced or Refinanced or otherwise modified to the extent not prohibited hereby, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement, (d) all references herein to Exhibits or Sections shall be construed to refer to Exhibits or Sections of this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (f) terms defined in the UCC but not otherwise defined herein shall have the same meanings herein as are assigned thereto in the UCC, (g) reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect on the date hereof, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder, and (h) references to Sections or clauses shall refer to those portions of this Agreement, and any references to a clause shall, unless otherwise identified, refer to the appropriate clause within the same Section in which such reference occurs. When performance of any obligation is stated to be due or performance is required on a day which is not a Business Day, the date of such performance shall extend to the immediately succeeding Business Day.

Section 2. Lien Priorities.

(a)    Lien Priorities.

(i)    Relative Priorities. Notwithstanding (i) the time, manner, order or method of grant, creation, attachment or perfection of any Liens securing the ABL Facility Obligations, the Term Loan Obligations or Junior Priority Obligations, in each case, granted on the Collateral, (ii) the validity or enforceability of the security interests and Liens granted in favor of any Collateral Agent or any Secured Party on the Collateral, (iii) the date on which any ABL Facility Obligations, Term Loan Obligations or Junior Priority Obligations are extended, (iv) any provision of the UCC or any other applicable law, including any rule for determining priority thereunder or under any other law or rule governing the relative priorities of secured creditors, including with respect to real property or fixtures, (v) any provision set forth in any ABL Facility Document, any Term Loan Documents or any Junior Priority Document (other than this Agreement), (vi) the possession or control by any Collateral Agent or any Secured Party or any bailee of all or any part of any Collateral as of the date hereof or otherwise, (vii) any failure by any Collateral Agent or Secured Party to perfect its security interests in the Collateral or (viii) any other circumstance whatsoever, each Collateral Agent, on behalf of itself and its respective Secured Parties, hereby agrees that:

(A)    any Lien on the Term Loan Priority Collateral securing any Term Loan Obligations, now or hereafter held by or on behalf of any Term Loan Collateral Agent or the other Term Loan Secured Parties or any agent or trustee therefor, in each case, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Term Loan Priority Collateral securing any ABL Facility Obligations and any Junior Priority Obligations;

(B)    any Lien on the Term Loan Priority Collateral securing any ABL Facility Obligations or Junior Priority Obligations, as the case may be, now or hereafter held by or on behalf of any Junior Priority Collateral Agent or any other Junior Priority Secured Parties or any agent or trustee therefor, or by or on behalf of the ABL Facility Collateral Agent or any other ABL Facility Secured Parties or any agent or trustee therefor, in each case, regardless of how acquired, whether by grant, possession, statute, operation of law or court order, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Term Loan Priority Collateral securing any Term Loan Obligations;

(C)    any Lien on the Term Loan Priority Collateral securing any ABL Facility Obligations, now or hereafter held by or on behalf of the ABL Facility Collateral Agent or the other ABL Facility Secured Parties or any agent or trustee therefor, in each case, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Term Loan Priority Collateral securing any Junior Priority Obligations;

(D)    any Lien on the Term Loan Priority Collateral securing any Junior Priority Obligations now or hereafter held by or on behalf of any Junior Priority Collateral Agent or any other Junior Priority Secured Parties or any agent or trustee therefor, in each case, regardless of how acquired, whether by grant, possession, statute, operation of law or court order, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Term Loan Priority Collateral securing any ABL Facility Obligations;

(E)    any Lien on the ABL Facility Priority Collateral securing any ABL Facility Obligations now or hereafter held by or on behalf of the ABL Facility Collateral Agent or any other ABL Facility Secured Parties or any agent or trustee therefor, in each case, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, in each case, shall be senior in all respects and prior to any Lien on the ABL Facility Priority Collateral securing any Term Loan Obligations or any Junior Priority Obligations;

(F)    any Lien on the ABL Facility Priority Collateral securing any Term Loan Obligations or any Junior Priority Obligations, as the case may be, now or hereafter held by or on behalf of any Term Loan Collateral Agent or any other Term Loan Secured Parties or any agent or trustee therefor, or by or on behalf of any Junior Priority Collateral Agent or any Junior Priority Secured Parties or any agent or trustee therefor, in each case, regardless of how acquired, whether by grant, possession, statute, operation of law or court order, subrogation or otherwise, in each case, shall be junior and subordinate in all respects to all Liens on the ABL Facility Priority Collateral securing any ABL Facility Obligations;

(G)    any Lien on the ABL Facility Priority Collateral securing any Term Loan Obligations now or hereafter held by or on behalf of the Term Loan Collateral Agent or any other Term Loan Secured Parties or any agent or trustee therefor, in each case, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, in each case, shall be senior in all respects and prior to any Lien on the ABL Facility Priority Collateral securing any Junior Priority Obligations; and

(H)    any Lien on the ABL Facility Priority Collateral securing any Junior Priority Obligations now or hereafter held by or on behalf of any Junior Priority Collateral Agent or any Junior Priority Secured Parties or any agent or trustee therefor, in each case, regardless of how acquired, whether by grant, possession, statute, operation of law or court order, subrogation or otherwise, in each case, shall be junior and subordinate in all respects to all Liens on the ABL Facility Priority Collateral securing any Term Loan Obligations.

(ii)    Subordination. The priority and subordination provisions set forth in clauses (A) through (H) above with respect to Liens on Collateral securing all or any portion of the ABL Facility Obligations, the Term Loan Obligations or the Junior Priority Obligations, are intended to be effective whether or not such Liens are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person. The parties hereto acknowledge and agree that it is their intent that each of the ABL Facility Obligations (and the security therefor), the Term Loan Obligations (and the security therefor) and the Junior Priority Obligations (and the security therefor) constitute a separate and distinct class of obligations (and separate and distinct claims) from each other.

(b)    Prohibition on Contesting Liens. Each of the ABL Facility Collateral Agent, for itself and on behalf of each other ABL Facility Secured Party, the Term Loan Collateral Agent, for itself and on behalf of each other Term Loan Secured Party and each Junior Priority Collateral Agent, for itself and on behalf of each other Junior Priority Secured Party agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), (i) the priority, validity, extent, perfection or enforceability of a Lien held by or on behalf of any of the Term Loan Secured Parties, the Junior Priority Secured Parties or the ABL Facility Secured Parties in either the Term Loan Priority Collateral or the ABL Facility Priority Collateral, as the case may be, (ii) the validity or enforceability of any ABL Facility Security Document (or any ABL Facility Obligations thereunder), any Term Loan Security Document (or any Term Loan Obligations thereunder) or any Junior Priority Security Document (or any Junior Priority Obligations thereunder), or (iii) the relative rights and duties of the holders of the ABL Facility Obligations, the Term Loan Obligations and the Junior Priority Obligations granted and/or established in this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Collateral Agents or any Secured Party to enforce this Agreement, including the priority of the Liens on the Term Loan Priority Collateral or the ABL Facility Priority Collateral, as the case may be, securing the Term Loan Obligations, the Junior Priority Obligations and the ABL Facility Obligations as provided in Section 2(a).

(c)    No New Liens.

(i)    Term Loan Obligations. So long as the Discharge of Term Loan Obligations has not occurred, except as contemplated by Section 3.5(c) and Section 4.6(e), the parties hereto agree that neither the Company nor any other Grantor shall grant or permit any additional Liens on any asset or property of any Grantor to secure any Junior Priority Obligations or ABL Facility Obligation unless it has granted or contemporaneously grants a similarly perfected Lien on such asset or property to secure the Term Loan Obligations, which Lien shall be subject to the provisions of this Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other rights and remedies available to the Term Loan Collateral Agent and/or the Term Loan Secured Parties, each Junior Priority Collateral Agent, on behalf of the Junior Priority Secured Parties, and the ABL Facility Collateral Agent, on behalf of the ABL Facility Secured Parties, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens on the Collateral granted in contravention of this Section 2(c)(i) shall be subject to Section 3.3 and Section 4.4, shall be held by the applicable Collateral Agent for the benefit of all the Secured Parties and shall be applied in accordance with Section 7.

(ii)    [Reserved].

(iii)    Junior Priority Obligations. So long as the Discharge of Junior Priority Obligations has not occurred, except as contemplated by Section 3.5(c) and Section 4.6(e), the parties hereto agree that neither the Company nor any other Grantor shall grant or permit any additional Liens on any asset or property of any Grantor to secure any Term Loan Obligations or any ABL Facility Obligations unless it has granted or contemporaneously grants a similarly perfected Lien on such asset or property to secure the Junior Priority Obligations, which Lien shall be subject to the provisions of this Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other rights and remedies available to each Junior Priority Collateral Agent and/or the Junior Priority Secured Parties, each of the Term Loan Collateral Agent, on behalf of the Term Loan Secured Parties and the ABL Facility Collateral Agent, on behalf of the ABL Facility Secured Parties, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens on the Collateral granted in contravention of this Section 2(c)(iii) shall be subject to Section 3.3 and Section 4.4, shall be held by the applicable Collateral Agent for the benefit of all the Secured Parties and shall be applied in accordance with Section 7.

(iv)    ABL Facility Obligations. So long as the Discharge of ABL Facility Obligations has not occurred, except as contemplated by Section 3.5(c) and Section 4.6(e), the parties hereto agree that neither the Company nor any other Grantor shall grant or permit any additional Liens on any asset or property of any Grantor to secure any Term Loan Obligations or any Junior Priority Obligations unless it has granted or contemporaneously grants a similarly perfected Lien on such asset or property to secure the ABL Facility Obligations, which Lien shall be subject to the provisions of this Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other rights and remedies available to the ABL Facility Collateral Agent and/or the ABL Facility Secured Parties, each of the Term Loan Collateral Agent, on behalf of the Term Loan Secured Parties and each Junior Priority Collateral Agent, on behalf of Junior Priority Secured Parties, agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens on the Collateral granted in contravention of this Section 2(c)(iv) shall be subject to Section 3.3 and Section 4.4, shall be held by the applicable Collateral Agent for the benefit of all the Secured Parties and shall be applied in accordance with Section 7.

(d)    Effectiveness of Lien Priorities. Each of the parties hereto acknowledges that the Lien priorities provided for in this Agreement shall not be affected or impaired in any manner whatsoever, including on account of: (i) the invalidity, irregularity or unenforceability of all or any part of the ABL Facility Documents, the Term Loan Documents or the Junior Priority Documents; (ii) any amendment, change or modification of any ABL Facility Documents, the Term Loan Documents or the Junior Priority Documents not in contravention of the terms of this Agreement; or (iii) any impairment, modification, change, exchange, release or subordination of or limitation on, any liability of, or stay of actions or lien enforcement proceedings against any Grantor under any of the ABL Facility Documents, the Term Loan Documents or the Junior Priority Documents, any property of any Grantor, or any Grantor’s estate in bankruptcy resulting from any bankruptcy, arrangement, readjustment, composition, liquidation, rehabilitation, similar proceeding or otherwise involving or affecting any Secured Party.

(e)    Similar Liens and Agreements. The parties hereto agree that it is their intention that the Collateral securing each of the ABL Facility Obligations, the Term Loan Obligations and the Junior Priority Obligations be the same (and perfected to the same extent); provided that any Collateral Agent can decide on behalf of its respective Secured Parties to not take Collateral (or perfect such Collateral) on behalf of itself and such Secured Parties, but that will not affect the Collateral (or perfection thereof) of any other Secured Party. In furtherance of the foregoing and of Section 8.7, each Collateral Agent and each Secured Party agrees, subject to the other provisions of this Agreement, that:

(i)    upon request by any Directing Collateral Agent, to cooperate in good faith from time to time in order to determine the specific items included in the Collateral securing the ABL Facility Obligations, the Term Loan Obligations or the Junior Priority Obligations, as the case may be, and the steps taken to perfect the Liens thereon and the identity of the respective parties obligated under the ABL Facility Documents, the Term Loan Documents or the Junior Priority Documents, as the case may be; and

(ii)    that the Term Loan Security Documents, the Junior Priority Security Documents and the ABL Facility Security Documents creating Liens on the Collateral shall be in all material respects the same forms of documents other than with respect to the priority of the Liens created thereunder in such Collateral and the ABL Facility Obligations constituting an asset based facility (it being understood that the Term Loan Security Documents, Junior Priority Security Documents and ABL Facility Security Documents (in each case, as in effect on the date hereof) satisfy this provision as of the date hereof).

Section 3. Term Loan Priority Collateral.

3.1    Exercise of Remedies – Prior to Discharge of Term Loan Obligations.

(a) So long as the Discharge of Term Loan Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor:

(i)    None of the ABL Facility Collateral Agent, any of the ABL Facility Secured Parties or any Junior Priority Collateral Agent or any of the Junior Priority Secured Parties (x) will exercise or seek to exercise any rights or remedies (including set-off) with respect to any Term Loan Priority Collateral (including the exercise of any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement in respect of Term Loan Priority Collateral to which the ABL Facility Collateral Agent, any ABL Facility Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party is a party) or institute or commence, or join with or support any Person (other than the Term Loan Collateral Agents and the Term Loan Secured Parties) in commencing any action or proceeding with respect to such rights or remedies (including any action of foreclosure, enforcement, collection or execution); provided, however, that (1) the Directing ABL Facility Collateral Agent may exercise any or all such rights in accordance with the ABL Facility Documents after a period of 180 days has elapsed since the date of delivery of a notice in writing to the Directing Term Loan Collateral Agent with respect to any of the following (and requesting that enforcement action be taken with respect to the Term Loan Priority Collateral) and so long as the respective payment default shall not have been cured or waived (or the respective acceleration rescinded): (I) a payment default exists with respect to the ABL Facility Obligations following the final maturity of the ABL Facility Obligations or (II) after the acceleration by the relevant ABL Facility Secured Parties of the maturity of all then outstanding ABL Facility Obligations (the “ABL Facility Standstill Period”) and (2) the Directing Junior Priority Collateral Agent may exercise any or all such rights in accordance with the Junior Priority Documents after a period of 365 days has elapsed since the date of delivery of a notice in writing to the Directing Term Loan Collateral Agent (which notice may be combined with the notice to the Directing ABL Facility Collateral Agent given pursuant to Section 3.2(a)(i)) with respect to any of the following (and requesting that enforcement action be taken with respect to the Term Loan Priority Collateral) and so long as the respective payment default shall not have been cured or waived (or the respective acceleration rescinded): (I) a payment default exists with respect to any of the Junior Priority Obligations following the final maturity of such Junior Priority Obligations or (II) after the acceleration by the applicable Junior Priority Secured Parties of the maturity of the then outstanding Junior Priority Obligations under any of the Federal Capex Facility Documents, the Ontario Capex Facility Documents or any class of Additional Junior Priority Obligations Agreement (the “Junior Priority Term Collateral Standstill Period”); provided, further, however, notwithstanding anything herein to the contrary, none of the ABL Facility Collateral Agent or any ABL Facility Secured Party or the Directing Junior Priority Collateral Agent or any Junior Priority Secured Party will exercise any rights or remedies with respect to any Term Loan Priority Collateral if, notwithstanding the expiration of the ABL Facility Standstill Period or the Junior Priority Term Collateral Standstill Period, as the case may be, the Directing Term Loan Collateral Agent or Term Loan Secured Parties shall have commenced and be diligently pursuing in good faith the exercise of any of their rights or remedies with respect to all or a material portion of the Term Loan Priority Collateral (prompt notice of such exercise to be given by the respective enforcing Directing Collateral Agent to the other Directing Collateral Agents), (y) subject to Section 6, will contest, protest or object to (or join any party objecting to) any foreclosure proceeding or action brought by the Directing Term Loan Collateral Agent or any Term Loan Secured Party with respect to, or any other exercise by the Directing Term Loan Collateral Agent or any Term Loan Secured Party of any rights and remedies relating to, the Term Loan Priority Collateral under the Term Loan Documents or otherwise, and (z) subject to its rights under clause (i)(x) above, will object to (or join any other party objecting to) the forbearance by the Directing Term Loan Collateral Agent or the Term Loan Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Term Loan Priority Collateral, in each case so long as the respective interests of the ABL Facility Secured Parties and the Junior Priority Secured Parties attach to the Proceeds thereof subject to the relative priorities described in Section 2; provided, however, that nothing in this Section 3.1(a) shall be construed to authorize the ABL Facility Collateral Agent, any ABL Facility Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party to sell any Term Loan Priority Collateral free of the Lien of any Term Loan Collateral Agent or any Term Loan Secured Party; and provided further, that each of the ABL Facility Standstill Period and the Junior Priority Term Collateral Standstill Period shall be tolled for any period that the Term Loan Collateral Agent or any of the Term Loan Secured Parties are stayed from exercising remedies with respect to the Term Loan Priority Collateral; and

(ii)    subject to Section 6 and clause (i)(x) above, the Directing Term Loan Collateral Agent and the Term Loan Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including set-off and the applicable credit bid rights) and make determinations regarding the disposition of, or restrictions with respect to, the Term Loan Priority Collateral without any consultation with or the consent of the ABL Facility Collateral Agent or any ABL Facility Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party; provided that:

(A)    in any Insolvency or Liquidation Proceeding commenced by or against Holdings, the Company or any other Grantor, the ABL Facility Collateral Agent, any ABL Facility Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party may file a claim or statement of interest with respect to the ABL Facility Obligations or Junior Priority Obligations, as applicable;

(B)    any of the ABL Facility Collateral Agent, any ABL Facility Secured Party, any Junior Priority Collateral Agent and any Junior Priority Secured Party may take any action (not adverse to the priority status of the Liens on the Term Loan Priority Collateral securing the Term Loan Obligations, or the rights of any Term Loan Collateral Agent or the Term Loan Secured Parties to exercise remedies in respect thereof) in accordance with the ABL Facility Documents or the Junior Priority Documents, as applicable, and the terms of this Agreement in order to create, prove, perfect, preserve or protect (but not enforce) its Lien on the Term Loan Priority Collateral;

(C)    each of the ABL Facility Secured Parties and the Junior Priority Secured Parties shall be entitled to file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims or Liens of the ABL Facility Secured Parties or the Junior Priority Secured Parties, as the case may be, including any claims secured by or Liens on the Term Loan Priority Collateral, if any, in each case in accordance with the terms of this Agreement;

(D)    each of the ABL Facility Secured Parties and the Junior Priority Secured Parties shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either the Debtor Relief Laws or applicable non-bankruptcy law, in each case in accordance with the terms of this Agreement and to the extent not prohibited by any other provision of this Agreement;

(E)    each of the ABL Facility Secured Parties and the Junior Priority Secured Parties shall be entitled to vote on any plan of reorganization and file any proof of claim in an Insolvency or Liquidation Proceeding or otherwise and other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Term Loan Priority Collateral;

(F)    the ABL Facility Collateral Agent or any ABL Facility Secured Party may exercise any of its rights or remedies with respect to the Term Loan Priority Collateral in accordance with the ABL Facility Documents after the termination of the ABL Facility Standstill Period to the extent permitted by clause (i)(x) above; and

(G)    the Directing Junior Priority Collateral Agent or any Junior Priority Secured Party may exercise any of its rights or remedies with respect to the Term Loan Priority Collateral in accordance with the Junior Priority Documents after the termination of the Junior Priority Term Collateral Standstill Period to the extent permitted by clause (i)(x) above.

Subject to Section 6 and clause (i)(x) above, in exercising rights and remedies with respect to the Term Loan Priority Collateral, the Directing Term Loan Collateral Agent and the Term Loan Secured Parties may enforce the provisions of the Term Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Term Loan Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC of any applicable jurisdiction and of a secured creditor under any other applicable law.

(b)    Each of the ABL Facility Collateral Agent, on behalf of itself and the other ABL Facility Secured Parties, and each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, agrees that it will not take or receive any Term Loan Priority Collateral or any Proceeds of Term Loan Priority Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any Term Loan Priority Collateral unless and until the Discharge of Term Loan Obligations has occurred, except as expressly provided in the first proviso in clause (i)(x) of Section 3.1(a) or in the proviso in clause (ii) of Section 3.1(a) (but subject to the payment over requirement of Section 3.3). Without limiting the generality of the foregoing, unless and until the Discharge of Term Loan Obligations has occurred, except as expressly provided in the first proviso in clause (i)(x) of Section 3.1(a) or in the proviso in clause (ii) of Section 3.1(a) or in Section 6, the sole right of the ABL Facility Collateral Agent and the ABL Facility Secured Parties and each Junior Priority Collateral Agent and the Junior Priority Secured Parties, as the case may be, with respect to the Term Loan Priority Collateral is to hold a Lien on the Term Loan Priority Collateral pursuant to the ABL Facility Documents or the Junior Priority Documents, as the case may be, for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Term Loan Obligations has occurred in accordance with the terms hereof, the ABL Facility Documents and applicable law.

(c)    Subject to the first proviso in clause (i)(x) of Section 3.1(a), the proviso in clause (ii) of Section 3.1(a) and Section 6:

(i)    each of the ABL Facility Collateral Agent, for itself and on behalf of the other ABL Facility Secured Parties, and each Junior Priority Collateral Agent, for itself and on behalf of the other Junior Priority Secured Parties, agrees that it will not take any action that would hinder, delay, limit or prohibit any exercise of remedies under the Term Loan Documents with respect to the Term Loan Priority Collateral, including any collection, sale, lease, exchange, transfer or other disposition of the Term Loan Priority Collateral, whether by foreclosure or otherwise, or that would limit, invalidate, avoid or set aside any Lien or Term Loan Security Document with respect to the Term Loan Priority Collateral or subordinate the priority of the Term Loan Obligations to the ABL Facility Obligations or the Junior Priority Obligations, as the case may be, with respect to the Term Loan Priority Collateral or grant the Liens with respect to the Term Loan Priority Collateral securing the ABL Facility Obligations or the Junior Priority Obligations equal ranking to the Liens with respect to the Term Loan Priority Collateral securing the Term Loan Obligations, and

(ii)    each of the ABL Facility Collateral Agent, for itself and on behalf of the other ABL Facility Secured Parties, and each Junior Priority Collateral Agent for itself and on behalf of the other Junior Priority Secured Parties, hereby waives any and all rights it or the ABL Facility Secured Parties or the Junior Priority Secured Parties, as the case may be, may have as a junior Lien creditor with respect to the Term Loan Priority Collateral or otherwise to object to the manner in which any Term Loan Collateral Agent or the Term Loan Secured Parties seek to enforce or collect the Term Loan Obligations or the Liens granted in any of the Term Loan Priority Collateral, in any such case except to the extent such enforcement or collection is in violation of the terms of this Agreement, regardless of whether any action or failure to act by or on behalf of the Term Loan Collateral Agents or Term Loan Secured Parties is adverse to the interest of the ABL Facility Secured Parties or the Junior Priority Secured Parties, as the case may be.

(d)    Each of the ABL Facility Collateral Agent for itself and on behalf of the other ABL Facility Secured Parties, and each Junior Priority Collateral Agent for itself and on behalf of the other Junior Priority Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any ABL Facility Document or Junior Priority Document, as applicable, (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Term Loan Collateral Agents or the Term Loan Secured Parties with respect to the Term Loan Priority Collateral as set forth in this Agreement and the Term Loan Documents.

3.2    Exercise of Remedies – After Discharge of Term Loan Obligations.

(a)    After the Discharge of Term Loan Obligations has occurred and so long as the Discharge of ABL Facility Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor:

(i)    neither any Junior Priority Collateral Agent nor any of the Junior Priority Secured Parties (x) will exercise or seek to exercise any rights or remedies (including set-off) with respect to any Term Loan Priority Collateral (including the exercise of any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement in respect of Term Loan Priority Collateral to which any Junior Priority Collateral Agent or any Junior Priority Secured Party is a party) or institute or commence, or join with any Person (other than the ABL Facility Collateral Agent and the ABL Facility Secured Parties) in commencing any action or proceeding with respect to such rights or remedies (including any action of foreclosure, enforcement, collection or execution); provided that the Directing Junior Priority Collateral Agent may exercise any or all such rights in accordance with the Junior Priority Documents after a period of 365 days has elapsed since the date of delivery of a notice in writing to the Directing ABL Facility Collateral Agent (which notice may be combined with the notice to the Directing Term Loan Collateral Agent given pursuant to Section 3.1(a)(i)) with respect to any of the following (and requesting that enforcement action be taken with respect to the Term Loan Priority Collateral) and so long as the respective payment default shall not have been cured or waived (or the respective acceleration rescinded): (I) a payment default exists with respect to any of the Junior Priority Obligations following the final maturity of such Junior Priority Obligations or (II) after the acceleration by the applicable Junior Priority Secured Parties of the maturity of the then outstanding Junior Priority Obligations under any of the Federal Capex Facility Documents, the Ontario Capex Facility Documents or any class of Additional Junior Priority Obligations Agreement (the “Junior Priority Term ABL Collateral Standstill Period”); provided, further, however, notwithstanding anything herein to the contrary, none of the Directing Junior Priority Collateral Agent or any Junior Priority Secured Party will exercise any rights or remedies with respect to any Term Loan Priority Collateral if, notwithstanding the expiration of the Junior Priority Term ABL Collateral Standstill Period, the ABL Facility Collateral Agent or ABL Facility Secured Parties shall have commenced and be diligently pursuing in good faith the exercise of any of their rights or remedies with respect to all or a material portion of the Term Loan Priority Collateral (prompt notice of such exercise to be given by the respective enforcing Directing Collateral Agent to the other Directing Collateral Agents), (y) will contest, protest or object to (or join any party objecting to) any foreclosure proceeding or action brought by the Directing ABL Facility

Collateral Agent or any ABL Facility Secured Party with respect to, or any other exercise by the Directing ABL Facility Collateral Agent or any ABL Facility Secured Party of any rights and remedies relating to, the Term Loan Priority Collateral under the ABL Facility Documents or otherwise, and (z) will object to (or join any party objecting to) the forbearance by the Directing ABL Facility Collateral Agent or the ABL Facility Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Term Loan Priority Collateral, in each case so long as the respective interests of the Junior Priority Secured Parties attach to the Proceeds thereof subject to the relative priorities described in Section 2(a); provided, however, that nothing in this Section 3.2 shall be construed to authorize any Junior Priority Collateral Agent or any Junior Priority Secured Party to sell any Term Loan Priority Collateral free of the Lien of the ABL Facility Collateral Agent or any ABL Facility Secured Party; and provided further, that the Junior Priority Term ABL Collateral Standstill Period shall be tolled for any period that the ABL Facility Collateral Agent or any of the ABL Facility Secured Parties are stayed from exercising remedies with respect to the Term Loan Priority Collateral; and

(ii)    the Directing ABL Facility Collateral Agent and the ABL Facility Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including set-off and credit bid rights) and make determinations regarding the disposition of, or restrictions with respect to, the Term Loan Priority Collateral without any consultation with or the consent of any Junior Priority Collateral Agent or any Junior Priority Secured Party; provided that:

(A)    in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, any Junior Priority Collateral Agent and any Junior Priority Secured Party may file a claim or statement of interest with respect to the Junior Priority Obligations;

(B)    any Junior Priority Collateral Agent and any Junior Priority Secured Party may take any action (not adverse to the priority status of the Liens on the Term Loan Priority Collateral securing the ABL Facility Obligations, or the rights of the ABL Facility Collateral Agent or the ABL Facility Secured Parties to exercise remedies in respect thereof) in accordance with the Junior Priority Documents and the terms of this Agreement in order to create, prove, perfect, preserve or protect (but not enforce) its Liens on the Term Loan Priority Collateral;

(C)    the Junior Priority Secured Parties shall be entitled to file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims or Liens of the Junior Priority Secured Parties, including any claims secured by or Liens on the Term Loan Priority Collateral, if any, in each case in accordance with the terms of this Agreement;

(D)    the Junior Priority Secured Parties shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either the Debtor Relief Laws or applicable non-bankruptcy law, in each case in accordance with the terms of this Agreement (to the extent not prohibited by any other provision of this Agreement);

(E)    the Junior Priority Secured Parties shall be entitled to vote on any plan of reorganization and file any proof of claim in an Insolvency or Liquidation Proceeding or otherwise and other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement (with respect to the Term Loan Priority Collateral); and

(F)    the Directing Junior Priority Collateral Agent or any Junior Priority Secured Party may exercise any of its rights or remedies with respect to the Term Loan Priority Collateral in accordance with the Junior Priority Documents after the termination of the Junior Priority Term ABL Collateral Standstill Period to the extent permitted by clause (i)(x) above.

In exercising rights and remedies with respect to the Term Loan Priority Collateral following the Discharge of Term Loan Obligations, the Directing ABL Facility Collateral Agent and the ABL Facility Secured Parties may enforce the provisions of the ABL Facility Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion, including the rights of an agent appointed by them to sell or otherwise dispose of Term Loan Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC of any applicable jurisdiction and of a secured creditor under any other applicable law.

(b)    After the Discharge of Term Loan Obligations has occurred and so long as the Discharge of ABL Facility Obligations has not occurred, each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, agrees that it will not take or receive any Term Loan Priority Collateral or any Proceeds of Term Loan Priority Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any Term Loan Priority Collateral, except as expressly provided in the proviso in clause (ii) of Section 3.2(a) (subject to the payment over requirement of Section 3.3). Without limiting the generality of the foregoing, unless and until the Discharge of ABL Facility Obligations has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.2(a)(but subject to the payment over requirements in Section 3.3), the sole right of any Junior Priority Collateral Agent and the Junior Priority Secured Parties with respect to the Term Loan Priority Collateral is to hold a Lien on the Term Loan Priority Collateral pursuant to the Junior Priority Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of ABL Facility Obligations has occurred in accordance with the terms hereof, the ABL Facility Documents and applicable law.

(c)    Subject to the proviso in clause (ii) of Section 3.2(a):

(i)    each Junior Priority Collateral Agent, for itself and on behalf of the other Junior Priority Secured Parties, agrees that each Junior Priority Collateral Agent and the Junior Priority Secured Parties will not take any action that would hinder, delay, limit or prohibit any exercise of remedies under the ABL Facility Documents with respect to the Term Loan Priority Collateral, including any collection, sale, lease, exchange, transfer or other disposition of the Term Loan Priority Collateral, whether by foreclosure or otherwise, or that would limit, invalidate, avoid or set aside any Lien or ABL Facility Security Document with respect to the Term Loan Priority Collateral or subordinate the priority of the ABL Facility Obligations to the Junior Priority Obligations with respect to the Term Loan Priority Collateral or grant the Liens with respect to the Term Loan Priority Collateral securing the Junior Priority Obligations equal ranking to the Liens with respect to the Term Loan Priority Collateral securing the ABL Facility Obligations, and

(ii)    each Junior Priority Collateral Agent, for itself and on behalf of the other Junior Priority Secured Parties, hereby waives any and all rights it or the Junior Priority Secured Parties may have as a junior Lien creditor with respect to the Term Loan Priority Collateral or otherwise to object to the manner in which the ABL Facility Collateral Agent or the ABL Facility Secured Parties seek to enforce or collect the ABL Facility Obligations or the Liens granted in any of the Term Loan Priority Collateral, in any such case except to the extent such enforcement or collection is in violation of the terms of this Agreement, regardless of whether any action or failure to act by or on behalf of the other ABL Facility Collateral Agent or ABL Facility Secured Parties is adverse to the interest of the Junior Priority Secured Parties.

(d)    Each Junior Priority Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Junior Priority Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the ABL Facility Collateral Agent or the ABL Facility Secured Parties with respect to the Term Loan Priority Collateral as set forth in this Agreement and the ABL Facility Documents.

3.3    Payments Over.

(a)    Prior to Discharge of Term Loan Obligations. So long as the Discharge of Term Loan Obligations has not occurred, any Term Loan Priority Collateral, Cash Proceeds thereof or non-Cash Proceeds constituting Term Loan Priority Collateral (or any distribution in respect of the Term Loan Priority Collateral, whether or not expressly characterized as such) received by (i) any Junior Priority Collateral Agent or any Junior Priority Secured Parties, (ii) the ABL Facility Collateral Agent or any ABL Facility Secured Parties or (iii) a Term Loan Collateral Agent or other Term Loan Secured Party (other than the Directing Term Loan Collateral Agent), in each case, in connection with the exercise of any right or remedy (including set-off) relating to the Term Loan Priority Collateral (including following the expiration of the ABL Facility Standstill Period or the Junior Priority Term Collateral Standstill Period) shall be segregated and held in trust and forthwith paid over to the Directing Term Loan Collateral Agent, for the benefit of the Term Loan Secured Parties, for application in accordance with Section 7, in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Directing Term Loan Collateral Agent is hereby authorized to make any such endorsements as agent for the Directing ABL Facility Collateral Agent, any such ABL Facility Secured Parties, the Directing Junior Priority Collateral Agent, any such Junior Priority Secured Parties and any Term Loan Collateral Agent or any such Term Loan Secured Parties. This authorization is coupled with an interest and is irrevocable until the Discharge of Term Loan Obligations. To the extent that Secured Parties are placed in the same class of secured creditors in any plan pursuant to applicable Debtor Relief Laws, any recovery by any of them as part of the class of unsecured creditors on account of unsecured deficiency claims traceable to the Term Loan Priority Collateral is subject to payment over under the payment over and turnover provisions in favor of the Directing Term Loan Collateral Agent until the discharge of the Term Loan Obligations has occurred.

(b)    After Discharge of Term Loan Obligations. After the Discharge of Term Loan Obligations has occurred and so long as the Discharge of ABL Facility Obligations has not occurred, any Term Loan Priority Collateral, Cash Proceeds thereof or non-Cash Proceeds constituting Term Loan Priority Collateral (or any distribution in respect of the Term Loan Priority Collateral, whether or not expressly characterized as such) received by (i) any Junior Priority Collateral Agent or any Junior Priority Secured Parties or (ii) the ABL Facility Collateral Agent or other ABL Facility Secured Party (other than the Directing ABL Facility Collateral Agent), in each case, in connection with the exercise of any right or remedy (including set-off) relating to the Term Loan Priority Collateral (including following the expiration of the Junior Priority Term ABL Facility Collateral Standstill Period) shall be segregated and held in trust and forthwith paid over to the Directing ABL Facility Collateral Agent, for the benefit of the ABL Facility Secured Parties, for application in accordance with Section 7, in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Directing ABL Facility Collateral Agent is hereby authorized to make any such endorsements as agent for the Directing Junior Priority Collateral Agent, any such Junior Priority Secured Parties, the ABL Facility Collateral Agent and the other ABL Facility Secured Parties. This authorization is coupled with an interest and is irrevocable until the Discharge of ABL Facility Obligations. To the extent that the ABL Secured Parties and the Junior Secured Parties are placed in the same class of secured creditors in any plan pursuant to applicable Debtor Relief Laws, any recovery by any of them as part of the class as unsecured creditors on account of unsecured deficiency claims traceable to the Term Loan Priority Collateral is subject to payment over under the payment over and turnover provisions until the Discharge of the ABL Facility Obligations has occurred.

3.4    Other Agreements.

(a)    Releases – Term Loan Obligations.

(i)    If, in connection with:

(A)    the exercise of any Directing Term Loan Collateral Agent’s remedies in respect of the Term Loan Priority Collateral provided for in Section 3.1(a) (with the Proceeds thereof being applied to the Term Loan Obligations), including any sale, lease, exchange, transfer or other disposition of any such Term Loan Priority Collateral; or

(B)    any sale, lease, exchange, transfer or other disposition (to a Person other than Holdings, the Company or any other Grantor) of any Term Loan Priority Collateral permitted under the terms of the Term Loan Documents, the Junior Priority Documents and the ABL Facility Documents (provided that any such sale, lease, exchange, transfer or other disposition that is not made in connection with an Insolvency or Liquidation Proceeding and which constitutes a transfer of all or substantially all assets of the Company and its Subsidiaries shall have been consented to by each of the Directing ABL Facility Collateral Agent, the Directing Term Loan Collateral Agent and the Directing Junior Priority Collateral Agent),

the Directing Term Loan Collateral Agent, for itself or on behalf of any of the other Term Loan Secured Parties, releases any of its Liens on any part of the Term Loan Priority Collateral, then the Liens, if any, of (x) the ABL Facility Collateral Agent, for itself and on behalf of the ABL Facility Secured Parties, and (y) each Junior Priority Collateral Agent for itself and on behalf of the Junior Priority Secured Parties, on such Term Loan Priority Collateral (but not in each case the Proceeds thereof (unless applied to the Term Loan Obligations), which shall be subject to the priorities set forth in this Agreement) shall be automatically, unconditionally and simultaneously released and the Directing Term Loan Collateral Agent is irrevocably authorized to execute and deliver or enter into any release of such Liens or claims that may, in the discretion of the Directing Term Loan Collateral Agent, be considered necessary or reasonably desirable in connection with such releases; and (x) the Directing Junior Priority Collateral Agent, for itself and on behalf of the other Junior Priority Secured Parties, and (y) the Directing ABL Facility Collateral Agent, for itself or on behalf of the other ABL Facility Secured Parties, promptly shall execute and deliver to the Directing Term Loan Collateral Agent or such Grantor (at the expense of such Grantor) such termination statements, releases and other documents as the Directing Term Loan Collateral Agent or such Grantor may request to effectively confirm such release. Similarly, if the Equity Interests of any Person are foreclosed upon or otherwise disposed of (to a Person other than Holdings, the Company or any other Grantor) in connection with the exercise of remedies in respect of the Term Loan Priority Collateral by the Directing Term Loan Collateral Agent and in connection therewith the Directing Term Loan Collateral Agent releases the Term Loan Liens on the property or assets of such Person or releases such Person from its guarantee of Term Loan Obligations, then the Junior Priority Liens and the ABL Facility Liens on such property or assets of such Person (but not such Person’s guarantee of Junior Priority Obligations and the ABL Facility Obligations) shall be automatically released to the same extent; provided, however, that, any proceeds shall be allocated pursuant to Section 7.6.

(ii)    Until the Discharge of Term Loan Obligations occurs, each of (x) the ABL Facility Collateral Agent, for itself and on behalf of the other ABL Facility Secured Parties and (y) each Junior Priority Collateral Agent, for itself and on behalf of the other Junior Priority Secured Parties, hereby irrevocably constitutes and appoints the Directing Term Loan Collateral Agent and any officer or agent of the Directing Term Loan Collateral Agent, with full power of substitution, as its true and lawful attorney in fact with full irrevocable power and authority in the place and stead of the ABL Facility Collateral Agent, each Junior Priority Collateral Agent or such Secured Party, as the case may be, or in the Directing Term Loan Collateral Agent’s own name, from time to time in the Directing Term Loan Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 3.4(a) with respect to Term Loan Priority Collateral, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 3.4(a) with respect to Term Loan Priority Collateral, including any endorsements or other instruments of transfer or release.

(iii)    Until the Discharge of Term Loan Obligations occurs, to the extent that the Term Loan Secured Parties (A) have released any Lien on Term Loan Priority Collateral and any such Lien is later reinstated or (B) obtain any new Lien on assets constituting Term Loan Priority Collateral from Grantors, then the Junior Priority Secured Parties and the ABL Facility Secured Parties shall be granted similarly perfected Liens on any such Term Loan Priority Collateral, which Liens shall be subject to this Agreement.

(iv)    If, prior to the Discharge of Term Loan Obligations, a subordination of each Term Loan Collateral Agent’s Lien on any Term Loan Priority Collateral is permitted (or in good faith believed by the Directing Term Loan Collateral Agent to be permitted) under the then existing Debt Agreements to another Lien permitted under the then existing Debt Agreements (a “Term Loan Collateral Priority Lien”), then (x) the Directing Term Loan Collateral Agent is authorized to execute and deliver a subordination agreement with respect thereto in form and substance satisfactory to it, and (y) each of each Junior Priority Collateral Agent, for itself and on behalf of the other Junior Priority Secured Parties, and the ABL Facility Collateral Agent, for itself and on behalf of the other ABL Facility Secured Parties, shall promptly execute and deliver to the Directing Term Loan Collateral Agent a substantially identical subordination agreement subordinating the Liens of each Junior Priority Collateral Agent, for the benefit of (and on behalf of) the Junior Priority Secured Parties and the ABL Facility Collateral Agent for the benefit of (and on behalf of) the ABL Facility Secured Parties, respectively, to such Term Loan Collateral Priority Lien.

(b)    Releases – ABL Facility Obligations.

(i)    After the Discharge of Term Loan Obligations has occurred and so long as the Discharge of ABL Facility Obligations has not occurred, if, in connection with:

(A)    the exercise of any Directing ABL Facility Collateral Agent’s remedies in respect of the Term Loan Priority Collateral provided for in Section 3.2(a) (with the Proceeds thereof being applied to the ABL Facility Obligations), including any sale, lease, exchange, transfer or other disposition of any such Term Loan Priority Collateral; or

(B)    any sale, lease, exchange, transfer or other disposition (to a Person other than Holdings, the Company or any other Grantor) of any Term Loan Priority Collateral permitted under the terms of the Junior Priority Documents and the ABL Facility Documents (provided that any such sale, lease, exchange, transfer or other disposition that is not made in connection with an Insolvency or Liquidation Proceeding and which constitutes a transfer of all or substantially all assets of the Company and its Subsidiaries shall have been consented to by each of the Directing ABL Facility Collateral Agent and the Directing Junior Priority Collateral Agent),

the Directing ABL Facility Collateral Agent, for itself or on behalf of any of the other ABL Facility Secured Parties, releases any of its Liens on any part of the Term Loan Priority Collateral then (x) the Liens, if any, of any Junior Priority Collateral Agent, for itself and for the benefit of the Junior Priority Secured Parties, on such Term Loan Priority Collateral (but not in each case the Proceeds thereof (unless applied to the ABL Facility Obligations), which shall be subject to the priorities set forth in this Agreement), shall be automatically, unconditionally and simultaneously released and (y) the Directing ABL Facility Collateral Agent is irrevocably authorized to execute and deliver or enter into any release of such Liens or claims that may, be necessary in connection with such releases; and each Junior Priority Collateral Agent, for itself and on behalf of the other Junior Priority Secured Parties, promptly shall prepare, execute and deliver (at the expense of such Grantor) to the Directing ABL Facility Collateral Agent such termination statements, releases and other documents as the Directing ABL Facility Collateral Agent or such Grantor may request to effectively confirm such release. Similarly, if the Equity Interests of any Person are foreclosed upon or otherwise disposed of (to a Person other than Holdings, the Company or any other Grantor) and in connection therewith the Directing ABL Facility Collateral Agent releases the ABL Facility Liens on the property or assets of such Person or releases such Person from its guarantee of ABL Facility Obligations, then the Junior Priority Liens on such property or assets of such Person (but not such Person’s guarantee of Junior Priority Obligations) shall be automatically released to the same extent.

(ii)    Until the Discharge of ABL Facility Obligations occurs, each Junior Priority Collateral Agent, for itself and on behalf of the other Junior Priority Secured Parties, hereby irrevocably constitutes and appoints the Directing ABL Facility Collateral Agent and any officer or agent of the Directing ABL Facility Collateral Agent, with full power of substitution, as its true and lawful attorney in fact with full irrevocable power and authority in the place and stead of each Junior Priority Collateral Agent or such Junior Priority Secured Party or in the Directing ABL Facility Collateral Agent’s own name, from time to time in the Directing ABL Facility Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 3.4(b) with respect to Term Loan Priority Collateral, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 3.4(b) with respect to Term Loan Priority Collateral, including any endorsements or other instruments of transfer or release.

(iii)    Until the Discharge of ABL Facility Obligations occurs, to the extent that the ABL Facility Secured Parties (A) have released any Lien on Term Loan Priority Collateral and any such Lien is later reinstated or (B) obtain any new Liens on assets constituting Term Loan Priority Collateral from Grantors, then the Junior Priority Secured Parties shall be granted a similarly perfected Lien on any such Term Loan Priority Collateral, which Liens shall be subject to this Agreement.

(iv)    If, prior to the Discharge of ABL Facility Obligations, a subordination of the ABL Facility Collateral Agent’s Lien on any Term Loan Priority Collateral is permitted (or in good faith believed by the Directing ABL Facility Collateral Agent to be permitted) under the then existing Debt Agreements to another Lien permitted under the then existing Debt Agreements (a “ABL Facility Collateral Priority Lien”), then (x) the Directing ABL Facility Collateral Agent is authorized to execute and deliver a subordination agreement with respect thereto in form and substance satisfactory to it, and (y) each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, shall promptly execute and deliver to the Directing ABL Facility Collateral Agent a substantially identical subordination agreement subordinating the Liens of such Junior Priority Collateral Agent for the benefit of (and on behalf of) the Junior Priority Secured Parties to such ABL Facility Collateral Priority Lien.

(c)    Insurance – Prior to Discharge of Term Loan Obligations. Unless and until the Discharge of Term Loan Obligations has occurred, the Directing Term Loan Collateral Agent shall have the sole and exclusive right, subject to the rights of the Grantors under the Term Loan Documents, to adjust settlement for any Insurance policy covering the Term Loan Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) in respect of the Term Loan Priority Collateral; provided that, if any Insurance claim includes both ABL Facility Priority Collateral and Term Loan Priority Collateral, the insurer will not settle such claim separately with respect to ABL Facility Priority Collateral and Term Loan Priority Collateral, and if the Directing ABL Facility Collateral Agent and Directing Term Loan Collateral Agent are unable after negotiating in good faith to agree on the settlement for such claim, either Directing Collateral Agent may apply to a court of competent jurisdiction to make a determination as to the settlement of such claim, and the court’s determination shall be binding upon the parties. If (i) any Junior Priority Collateral Agent or any Junior Priority Secured Party or (ii) the ABL Facility Collateral Agent or any ABL Facility Secured Party shall, at any time, receive any Proceeds of any such Insurance policy or any such award or payment in contravention of this Section 3.4(c), it shall pay such Proceeds over to the Directing Term Loan Collateral Agent in accordance with the terms of Section 3.3(a).

(d)    Insurance – After Discharge of Term Loan Obligations. After the Discharge of Term Loan Obligations has occurred, and unless and until the Discharge of ABL Facility Obligations has occurred, the Directing ABL Facility Collateral Agent shall have the sole and exclusive right, subject to the rights of the Grantors under the ABL Facility Documents, to adjust settlement for any Insurance policy covering the Term Loan Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) in respect of the Term Loan Priority Collateral. If any Junior Priority Collateral Agent or any Junior Priority Secured Party shall, at any time, receive any Proceeds of any such Insurance policy or any such award or payment in contravention of this Section 3.4(d), it shall pay such Proceeds over to the Directing ABL Facility Collateral Agent in accordance with the terms of Section 4.4(a).

(e)    Amendments to, and Refinancing of, Term Loan Documents.

(i)    The Term Loan Documents may be amended, restated, amended and restated, supplemented, increased or otherwise modified in accordance with their terms and the Term Loan Obligations may (subject to compliance with Section 8.19) be Refinanced with replacement Term Loan Obligations, in each case, without notice to, or the consent of, the ABL Facility Collateral Agent, the other ABL Facility Secured Parties, each Junior Priority Collateral Agent or the other Junior Priority Secured Parties, all without affecting the Lien subordination or other provisions of this Agreement; provided, however, that any such amendment, restatement, amendment and restatement, supplement, modification or Refinancing of the Term Loan

Documents shall not, without the consent of the Directing ABL Facility Collateral Agent and the Directing Junior Priority Collateral Agent, as applicable:

(A)    contravene the provisions of this Agreement; or

(B)    (x) change to an earlier date, any date upon which regularly scheduled amortization or redemption payments of principal or interest (including the scheduled final maturity date) on the Term Loan Obligations are due under the Term Loan Credit Agreement or a Refinancing thereof or any other Term Loan Document or a Refinancing thereof or increase the amount of any such scheduled amortization or redemption in excess of that applicable to the loans under the Term Loan Documents (as in effect on the date hereof) (provided that nothing herein shall prohibit any optional prepayments under the Term Loan Credit Agreement or other Term Loan Documents to the extent otherwise permitted by the terms of the other Debt Agreements) or (y) shorten the scheduled final maturity date of any principal amount of Term Loan Obligations under the Term Loan Credit Agreement or a Refinancing thereof or any other Term Loan Document or a Refinancing thereof, in each case under clauses (x) or (y);

provided that, subject to the provisions of this Section 3.4(e) (including, for the avoidance of doubt, clauses (A) - (B) above), (x) the Term Loan Documents may be amended, restated, amended and restated, supplemented, increased or otherwise modified and/or Refinanced from time to time in accordance with their terms in order to effect the making or provision of any “Credit Agreement Refinancing Indebtedness” (as defined in the Term Loan Credit Agreement) in each case without notice to, or the consent of, the ABL Facility Collateral Agent, any ABL Facility Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party, (y) Term Loan Hedging Obligations may be incurred from time to time and (z) Additional Term Loan Obligations may be incurred from time to time as permitted by Section 8.19.

Subject to the provisions of the ABL Facility Documents and the Junior Priority Documents, the Term Loan Documents may be Refinanced with Term Loan Obligations to the extent the terms and conditions of such Refinancing Indebtedness meet the requirements of this Section 3.4(e) and the holders of such Refinancing Indebtedness comply with Section 8.19.

(ii)    The Term Loan Collateral Agent shall endeavor to give prompt notice of any amendment, waiver or consent of a Term Loan Document the ABL Facility Collateral Agent and each Junior Priority Collateral Agent after the effective date of such amendment, waiver or consent; provided that the failure of the Term Loan Collateral Agent to give any such notice shall not affect the priority of Term Loan Collateral Agent’s Liens as provided herein or the validity or effectiveness of any such notice as against the Grantors or any of their Subsidiaries.

(iii)    [Reserved].

(iv)    [Reserved.

(v)    In the event the Term Loan Collateral Agents or the Term Loan Secured Parties and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the Term Loan Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Term Loan Security Document or changing in any manner the rights of such Term Loan Collateral Agents, such Term Loan Secured Parties, the Company or any other Grantor thereunder, in each case with respect to or relating to the Term Loan Priority Collateral, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable ABL Facility Security Document and the Comparable Junior Priority Security Document without the consent of the ABL Facility Collateral Agent, the ABL Facility Secured Parties, each Junior Priority Collateral Agent or the Junior Priority Secured Parties and without any action by the ABL Facility Collateral Agent, each Junior Priority Collateral Agent, the Company or any other Grantor, provided, that (A) no such amendment, waiver or consent shall have the effect of (x) removing assets that constitute Term Loan Priority Collateral subject to the Lien of the ABL Facility Security Documents or the Junior Priority Security Documents, except to the extent that a release of such Lien is permitted or required by Section 3.4(a) (and provided that there is a corresponding release of such Lien securing the Term Loan Obligations), (y) imposing duties on the ABL Facility Collateral Agent or any Junior Priority Collateral Agent without their respective consent or (z) permitting other liens on the Term Loan Priority Collateral not permitted under the terms of the ABL Facility Documents, the Junior Priority Documents or Section 3.5 and (B) notice by the Term Loan Collateral Agent of such amendment, waiver or consent shall have been given to the ABL Facility Collateral Agent and each Junior Priority Collateral Agent within ten (10) Business Days after the effective date of such amendment, waiver or consent.

(vi)    Following the Discharge of ABL Facility Obligations, in the event the Term Loan Collateral Agent or the Term Loan Secured Parties and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the Term Loan Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Term Loan Security Document or changing in any manner the rights of the Term Loan Collateral Agent, such Term Loan Secured Parties, the Company or any other Grantor thereunder, in each case with respect to or relating to the ABL Facility Priority Collateral, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Junior Priority Security Documents without the consent of the Junior Priority Collateral Agents or the Junior Priority Secured Parties and without any action by the Junior Priority Collateral Agents, the Company or any other Grantor, provided, that (A) no such amendment, waiver or consent shall have the effect of (x) removing assets that constitute ABL Facility Priority Collateral subject to the Lien of the Junior Priority Security Documents, except to the extent that a release of such Lien is permitted or required by Section 3.4(a) (and provided that there is a corresponding release of such Lien securing the Term Loan Obligations), (y) imposing duties on any Junior Priority Collateral Agent without their respective consent or (z) permitting other liens on the Term Loan Priority Collateral not permitted under the terms of the Junior Priority Documents or Section 3.5 and (B) notice by the Term Loan Collateral Agent of such amendment, waiver or consent shall have been given to each Junior Priority Collateral Agent within ten (10) Business Days after the effective date of such amendment, waiver or consent.

(f)    Amendments to, and Refinancing of, Junior Priority Documents.

(i)    The Junior Priority Documents may be amended, restated, amended and restated, supplemented, increased or otherwise modified in accordance with their terms and the Junior

Priority Obligations may (subject to compliance with Section 8.19) be Refinanced with replacement Junior Priority Obligations, in each case, without notice to, or the consent of, the Term Loan Collateral Agent, the other Term Loan Secured Parties, the ABL Facility Collateral Agent or the other ABL Facility Secured Parties, all without affecting the Lien subordination or other provisions of this Agreement; provided, however, that any such amendment, restatement, amendment and restatement, supplement, modification or Refinancing of the Junior Priority Documents shall not, without the consent of the Directing Term Loan Collateral Agent and the Directing ABL Facility Collateral Agent, as applicable:

(A)    contravene the provisions of this Agreement; or

(B)    (x) change to an earlier date, any date upon which regularly scheduled amortization or redemption payments of principal or interest (including the scheduled final maturity date) on the Junior Priority Obligations are due under the Junior Priority Documents or a Refinancing thereof or any other Junior Priority Document or a Refinancing thereof or increase the amount of any such scheduled amortization or redemption in excess of that applicable to the loans or notes under the Junior Priority Documents (as in effect on the date hereof) (provided that nothing herein shall prohibit any optional prepayments under the Junior Priority Documents to the extent otherwise permitted by the terms of the other Debt Agreements) or (y) shorten the scheduled final maturity date of any principal amount of Junior Priority Obligations or a Refinancing thereof or any other Junior Priority Document or a Refinancing thereof, in each case under clauses (x) or (y);

provided that, subject to the provisions of this Section 3.4(f), Additional Junior Priority Obligations may be incurred from time to time as permitted by Section 8.19.

Subject to the provisions of the Term Loan Document and the ABL Facility Documents, the Junior Priority Documents may be Refinanced with Junior Priority Obligations to the extent the terms and conditions of such Refinancing Indebtedness meet the requirements of this Section 3.4(f) and the holders of such Refinancing Indebtedness comply with Section 8.19.

(ii)    Each Junior Priority Collateral Agent shall endeavor to give prompt notice of any amendment, waiver or consent of a Junior Priority Document to the Term Loan Collateral Agent, and the ABL Facility Collateral Agent after the effective date of such amendment, waiver or consent; provided that the failure of any Junior Priority Collateral Agent to give any such notice shall not affect the priority of any Junior Priority Collateral Agent’s Liens as provided herein or the validity or effectiveness of any such notice as against the Grantors or any of their Subsidiaries.

(g)    Rights As Unsecured Creditors.

(i)    Except as otherwise set forth in this Agreement and without limiting the benefits afforded to the other Secured Parties hereunder, the ABL Facility Collateral Agent and the ABL Facility Secured Parties may exercise rights and remedies as unsecured creditors against the Company or any other Grantor in accordance with the terms of the ABL Facility Documents to which it is a party and applicable law. Except as otherwise set forth in this Agreement, nothing in this Agreement shall prohibit the receipt by the ABL Facility Collateral Agent or any ABL Facility Secured Parties of the required payments of interest, principal, premiums, fees and other amounts in respect of the ABL Facility Obligations so long as such receipt is not the direct or indirect result of the exercise by the ABL Facility Collateral Agent or any ABL Facility Secured Parties of rights or remedies as a secured creditor (including set-off) in respect of the Term Loan Priority Collateral in contravention of this Agreement or enforcement in contravention of this Agreement of any Lien on Term Loan Priority Collateral held by any of them. In the event the ABL Facility Collateral Agent or any other ABL Facility Secured Party becomes a judgment Lien creditor in respect of Term Loan Priority Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment Lien shall be subordinated to the Liens securing Term Loan Obligations on the same basis as the other Liens on the Term Loan Priority Collateral securing the ABL Facility Obligations are so subordinated to Liens securing such Term Loan Obligations under this Agreement.

(ii)    Except as otherwise set forth in this Agreement and without limiting the benefits afforded to the other Secured Parties hereunder, each Junior Priority Collateral Agent and the Junior Priority Secured Parties may exercise rights and remedies as unsecured creditors against the Company or any other Grantor in accordance with the terms of the Junior Priority Documents to which it is a party and applicable law. Except as otherwise set forth in this Agreement, nothing in this Agreement shall prohibit the receipt by any Junior Priority Collateral Agent or any Junior Priority Secured Parties of the required payments of interest, principal, premiums, fees and other amounts in respect of the Junior Priority Obligations so long as such receipt is not the direct or indirect result of the exercise by such Junior Priority Collateral Agent or any Junior Priority Secured Parties of rights or remedies as a secured creditor (including set-off) in respect of the Term Loan Priority Collateral in contravention of this Agreement or enforcement in contravention of this Agreement of any Lien held by any of them. In the event any Junior Priority Collateral Agent or any other Junior Priority Secured Party becomes a judgment Lien creditor in respect of Term Loan Priority Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment Lien shall be subordinated to (x) the Liens securing Term Loan Obligations and (y) the Liens securing the ABL Facility Obligations, in each case, on the same basis as the other Liens on the Term Loan Priority Collateral securing the Junior Priority Obligations are so subordinated to Liens securing such Term Loan Obligations and ABL Facility Obligations, respectively, under this Agreement.

(iii)    Except as otherwise set forth in this Agreement (including under Sections 3.1(a) and 3.2(a)), nothing in this Agreement (x) impairs or otherwise adversely affects any rights or remedies the Term Loan Collateral Agents or the other Term Loan Secured Parties may have with respect to the Term Loan Priority Collateral, (y) from and after the Discharge of Term Loan Obligations, impairs or otherwise adversely affects any rights or remedies the ABL Facility Collateral Agent or the other ABL Facility Secured Parties may have with respect to the Term Loan Priority Collateral or (z) from and after the Discharge of Term Loan Obligations and Discharge of ABL Facility Obligations, impairs or otherwise adversely affects any rights or remedies any Junior Priority Collateral Agent or the other Junior Priority Secured Parties may have with respect to the Term Loan Priority Collateral.

(h)    Bailee for Perfection – Term Loan Collateral Agent.

(i)    The Directing Term Loan Collateral Agent agrees to hold or control that part of the Term Loan Priority Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC or other applicable law (such Term Loan Priority Collateral being the “Pledged Term Loan Priority Collateral”) as collateral agent for the Term Loan Secured Parties which it represents as Collateral Agent and as bailee for and, with respect to any Term Loan Priority Collateral that cannot be perfected in such manner, as agent for, the Term Loan Collateral Agent that is not the Directing Term Loan Collateral Agent (on behalf of itself and the other Term Loan Secured Parties which it represents), any Junior Priority Collateral Agent (on behalf of itself and the other Junior Priority Secured Parties) and ABL Facility Collateral Agent (on behalf of itself and the other ABL Facility Secured Parties) and any assignee thereof solely for the purpose of perfecting the security interest granted under the Term Loan Documents, the Junior Priority Documents and the ABL Facility Documents, respectively, subject to the terms and conditions of this Section 3.4(h).

(ii)    Subject to the terms of this Agreement, until the Discharge of Term Loan Obligations has occurred, the Directing Term Loan Collateral Agent shall be entitled to deal with the Pledged Term Loan Priority Collateral in accordance with the terms of the Term Loan Documents as if the Liens of (x) each Junior Priority Collateral Agent under the Junior Priority Security Documents and (y) the ABL Facility Collateral Agent under the ABL Facility Security Documents did not exist. The rights of each Junior Priority Collateral Agent and the ABL Facility Collateral Agent in the Term Loan Priority Collateral shall at all times be subject to the terms of this Agreement and to each Term Loan Collateral Agent’s rights under the Term Loan Documents.

(iii)    The Directing Term Loan Collateral Agent shall have no obligation whatsoever to any Term Loan Secured Party, any Junior Priority Collateral Agent, any Junior Priority Secured Party, the ABL Facility Collateral Agent or any ABL Facility Secured Party to ensure that the Pledged Term Loan Priority Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 3.4(h). The duties or responsibilities of each Term Loan Collateral Agent under this Section 3.4(h) shall be limited solely to holding the Pledged Term Loan Priority Collateral as bailee or agent in accordance with this Section 3.4(h).

(iv)    The Directing Term Loan Collateral Agent acting pursuant to this Section 3.4(h) shall not have by reason of the Term Loan Security Documents, the Junior Priority Security Documents, the ABL Facility Security Documents, this Agreement or any other document a fiduciary relationship in respect of any Term Loan Secured Party, any Junior Priority Collateral Agent, any Junior Priority Secured Party, the ABL Facility Collateral Agent or any ABL Facility Secured Party.

(v)    Upon the Discharge of Term Loan Obligations, the Directing Term Loan Collateral Agent shall deliver or cause to be delivered the remaining Pledged Term Loan Priority Collateral (if any) in its possession or in the possession of its agents or bailees, together with any necessary endorsements, (A) first, to the Directing ABL Facility Collateral Agent to the extent a

Discharge of ABL Facility Obligations has not occurred, (B) second, if a Discharge of ABL Facility Obligations has occurred, to the Directing Junior Priority Collateral Agent to the extent a Discharge of Junior Priority Obligations has not occurred and (C) third, to the applicable Grantor to the extent no Term Loan Obligations, Junior Priority Obligations or ABL Facility Obligations remain outstanding (in each case, so as to allow such Person to obtain control of such Pledged Term Loan Priority Collateral) and will cooperate with the Directing Junior Priority Collateral Agent, the Directing ABL Facility Collateral Agent or such Grantor, as the case may be, in assigning (without recourse to or warranty by the Directing Term Loan Collateral Agent or any other Term Loan Secured Party or agent or bailee thereof) control over any other Pledged Term Loan Priority Collateral under its control. The Directing Term Loan Collateral Agent further agrees to take all other action reasonably requested by such Person (at the sole cost and expense of the Grantors or such Person) in connection with such Person obtaining a perfected security interest in the Pledged Term Loan Priority Collateral or as a court of competent jurisdiction may otherwise direct.

(vi)    Notwithstanding anything to the contrary herein:

(A)    if, for any reason, the Discharge of ABL Facility Obligations has not occurred upon the Discharge of Term Loan Obligations, all rights of each Term Loan Collateral Agent hereunder (1) with respect to the delivery and control of any part of the Term Loan Priority Collateral, and (2) to direct, instruct, vote upon or otherwise influence the maintenance or disposition of such Term Loan Priority Collateral, shall immediately, and (to the extent permitted by law) without further action on the part of the ABL Facility Collateral Agent or any Term Loan Collateral Agent, pass to the Directing ABL Facility Collateral Agent, who shall thereafter hold such rights for the benefit of the ABL Facility Secured Parties. Each of the Directing Term Loan Collateral Agent and the Grantors agrees that it will, if a Discharge of ABL Facility Obligations has not occurred upon the Discharge of Term Loan Obligations, take any other action required by any law or reasonably requested by the Directing ABL Facility Collateral Agent (subject to any limitations set forth in the ABL Facility Documents), in connection with the Directing ABL Facility Collateral Agent’s establishment and perfection of a security interest in the Term Loan Priority Collateral; and

(B)    if, for any reason, the Discharge of Junior Priority Obligations has not occurred upon the Discharge of Term Loan Obligations and the Discharge of ABL Facility Obligations, all rights of each Term Loan Collateral Agent hereunder, and all rights of the ABL Facility Collateral Agent hereunder (1) with respect to the delivery and control of any part of the Term Loan Priority Collateral, and (2) to direct, instruct, vote upon or otherwise influence the maintenance or disposition of such Term Loan Priority Collateral, shall immediately, and (to the extent permitted by law) without further action on the part of the ABL Facility Collateral Agent, any Term Loan Collateral Agent or any Junior Priority Collateral Agent, pass to the Directing Junior Priority Collateral Agent, who shall thereafter hold such rights for the benefit of the Junior Priority Secured Parties. Each of the Directing Term Loan Collateral Agent, the Directing ABL Facility Collateral Agent and the Grantors agrees that it will (at the sole expense of the Grantors), if a Discharge of Junior Priority Obligations has not occurred upon the Discharge of Term Loan Obligations and the Discharge of ABL Facility Obligations, take any other action required by any law or reasonably requested by the Directing Junior Priority Collateral Agent (subject to any limitations set forth in the Junior Priority Documents), in connection with the Directing Junior Priority Collateral Agent’s establishment and perfection of a security interest in the Term Loan Priority Collateral.

(vii)    Notwithstanding anything to the contrary contained herein, if for any reason, prior to the Discharge of Term Loan Obligations, any Secured Party (other than the Directing Term Loan Collateral Agent), acquires possession of any Pledged Term Loan Priority Collateral, such Secured Party shall hold same as bailee and/or agent to the same extent as is provided in preceding clause (i) of this Section 3.4(h) with respect to Pledged Term Loan Priority Collateral, provided that as soon as is practicable such Secured Party shall deliver or cause to be delivered such Pledged Term Loan Priority Collateral to the Directing Term Loan Collateral Agent in a manner otherwise consistent with the requirements of preceding clause (v).

(i)    Bailee for Perfection – ABL Facility Collateral Agent.

(i)    After the Discharge of Term Loan Obligations has occurred, and to the extent that the Directing ABL Facility Collateral Agent is (or its agents or bailees are) in possession or control of any Pledged Term Loan Priority Collateral, the Directing ABL Facility Collateral Agent agrees to hold or control that part of the Term Loan Priority Collateral as collateral agent for the ABL Facility Secured Parties and as bailee for and, with respect to any Term Loan Priority Collateral that cannot be perfected in such manner, as agent for, each Junior Priority Collateral Agent (on behalf of itself and the other Junior Priority Secured Parties) and any assignee thereof solely for the purpose of perfecting the security interest granted under the Junior Priority Documents and the ABL Facility Documents, respectively, subject to the terms and conditions of this Section 3.4(i).

(ii)    Subject to the terms of this Agreement, after the Discharge of Term Loan Obligations has occurred and until the Discharge of ABL Facility Obligations has occurred, the Directing ABL Facility Collateral Agent shall be entitled to deal with the Pledged Term Loan Priority Collateral in accordance with the terms of the ABL Facility Documents as if the Liens of each Junior Priority Collateral Agent under the Junior Priority Security Documents did not exist. The rights of each Junior Priority Collateral Agent in the Term Loan Priority Collateral shall at all times be subject to the terms of this Agreement and to the ABL Facility Collateral Agent’s rights under the ABL Facility Documents.

(iii)    The Directing ABL Facility Collateral Agent shall have no obligation whatsoever to any Junior Priority Collateral Agent, any Junior Priority Secured Party or any ABL Facility Secured Party to ensure that the Pledged Term Loan Priority Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 3.4(i). The duties or responsibilities of the Directing ABL Facility Collateral Agent under this Section 3.4(i) shall be limited solely to holding the Pledged Term Loan Priority Collateral as bailee or agent in accordance with this Section 3.4(i).

(iv)    The Directing ABL Facility Collateral Agent acting pursuant to this Section 3.4(i) shall not have by reason of the Term Loan Security Documents, the Junior Priority Security Documents, the ABL Facility Documents, this Agreement or any other document a fiduciary relationship in respect of any ABL Facility Secured Party, any Term Loan Collateral Agent, any Term Loan Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party.

(v)    Following the Discharge of Term Loan Obligations and upon the Discharge of ABL Facility Obligations, the Directing ABL Facility Collateral Agent shall deliver or cause to be delivered the remaining Pledged Term Loan Priority Collateral (if any) in its possession or in the possession of its agents or bailees, together with any necessary endorsements, (A) first, to the Directing Junior Priority Collateral Agent to the extent a Discharge of Junior Priority Obligations has not occurred and (B) second, to the applicable Grantor to the extent no Term Loan Obligations, Junior Priority Obligations or ABL Facility Obligations remain outstanding (in each case, so as to allow such Person to obtain control of such Pledged Term Loan Priority Collateral) and will cooperate with the Directing Junior Priority Collateral Agent or such Grantor, as the case may be, in assigning (without recourse to or warranty by the Directing ABL Facility Collateral Agent or any other ABL Facility Secured Party or agent or bailee thereof) control over any other Pledged Term Loan Priority Collateral under its control. The ABL Facility Collateral Agent further agrees to take all other action reasonably requested by such Person (at the sole cost and expense of the Grantors or such Person) in connection with such Person obtaining a perfected security interest in the Pledged Term Loan Priority Collateral or as a court of competent jurisdiction may otherwise direct.

(vi)    Notwithstanding anything to the contrary herein, if, for any reason, the Discharge of Junior Priority Obligations has not occurred upon the Discharge of Term Loan Obligations and the Discharge of ABL Facility Obligations, all rights of the ABL Facility Collateral Agent hereunder (1) with respect to the delivery and control of any part of the Term Loan Priority Collateral, and (2) to direct, instruct, vote upon or otherwise influence the maintenance or disposition of such Term Loan Priority Collateral, shall immediately, and (to the extent permitted by law) without further action on the part of the ABL Facility Collateral Agent or any Junior Priority Collateral Agent, pass to the Directing Junior Priority Collateral Agent, who shall thereafter hold such rights for the benefit of the Junior Priority Secured Parties. Each of the Directing ABL Facility Collateral Agent, the Directing Term Loan Collateral Agent and the Grantors agrees that it will (at the sole expense of the Grantors), if any Junior Priority Obligations remain outstanding upon the Discharge of Term Loan Obligations and the Discharge of ABL Facility Obligations, take any other action required by any law or reasonably requested by the Directing Junior Priority Collateral Agent (subject to any limitations set forth in the Junior Priority Documents), in connection with the Directing Junior Priority Collateral Agent’s establishment and perfection of a security interest in the Term Loan Priority Collateral.

(vii)    Notwithstanding anything to the contrary contained herein, if for any reason, after the Discharge of Term Loan Obligations has occurred and until the Discharge of ABL Facility Obligations has occurred, any Secured Party (other than the Directing ABL Facility Collateral Agent), acquires possession of any Pledged Term Loan Priority Collateral, such Secured Party shall hold same as bailee and/or agent to the same extent as is provided in preceding clause (i) with respect to Pledged Term Loan Priority Collateral, provided that as soon as is practicable such Secured Party shall deliver or cause to be delivered such Pledged Term Loan Priority Collateral to the Directing ABL Facility Collateral Agent in a manner otherwise consistent with the requirements of preceding clause (v).

(j)    When Discharge of the Term Loan Obligations Deemed to Not Have Occurred. Notwithstanding anything to the contrary herein, if substantially concurrently with or immediately after the Discharge of Term Loan Obligations, the Company enters into any Permitted Refinancing of any Term Loan Obligations pursuant to a new Term Loan Credit Agreement or Additional Term Loan Obligations Agreement in accordance with Section 8.19, then such Discharge of Term Loan Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, and the obligations under such Permitted Refinancing shall automatically be treated as Term Loan Obligations (together with the Term Loan Secured Hedging Agreements on the basis provided in the definition of “Term Loan Documents” contained herein) for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, the term “Term Loan Credit Agreement” or “Additional Term Loan Obligations Agreement,” as appropriate, shall be deemed appropriately modified to refer to such Permitted Refinancing and the Term Loan Collateral Agent under such Term Loan Documents and the new secured parties under such Term Loan Documents shall automatically be treated as Term Loan Secured Parties for all purposes of this Agreement.

(k)    [Reserved].

(l)    When Discharge of Junior Priority Obligations Deemed to Not Have Occurred. Notwithstanding anything to the contrary herein, if substantially concurrently with or immediately after the Discharge of Junior Priority Obligations, the Company enters into any Permitted Refinancing of any Junior Priority Obligations pursuant to a new Junior Priority Document or Additional Junior Priority Obligations Agreement in accordance with Section 8.19, then such Discharge of Junior Priority Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, and the obligations under such Permitted Refinancing shall automatically be treated as Junior Priority Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, the term “Junior Priority Document” or “Additional Junior Priority Obligations Agreement,” as appropriate, shall be deemed appropriately modified to refer to such Permitted Refinancing and each Junior Priority Collateral Agent under such Junior Priority Documents (who shall be the Directing Junior Priority Collateral Agent for all purposes hereof if the Permitted Refinancing is pursuant to a replacement Junior Priority Document) and the new secured parties under such Junior Priority Documents shall automatically be treated as Junior Priority Secured Parties for all purposes of this Agreement.

3.5    Insolvency or Liquidation Proceedings.

(a)    Finance and Sale Issues.

(i)    Until the Discharge of Term Loan Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Directing Term Loan Collateral Agent shall desire to permit the use of cash collateral (as such term (or any equivalent term) is defined in Section 363(a) of the Bankruptcy Code or, to the extent applicable, any other Debtor Relief Law) constituting Term Loan Priority Collateral or to permit the Company or any other Grantor to obtain financing, whether from any Term Loan Secured Parties or any other entity under Section 364 of the Bankruptcy Code or any similar Debtor Relief Law that is secured by a Lien that is (I) senior or pari passu with the Liens on the Term Loan Priority Collateral securing the Term Loan Obligations, and (II) junior to the Liens on the ABL Facility Priority Collateral securing the ABL Facility Obligations (each, a “Term Loan Collateral DIP Financing”), then each of each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, and the ABL Facility Collateral Agent, on behalf of itself and the other ABL Facility Secured Parties, agrees that it will not oppose or raise any objection to or contest (or join with or support any third party opposing, objecting or contesting) such use of cash collateral constituting Term Loan Priority Collateral or to the fact that the providers of such Term Loan Collateral DIP Financing may be granted Liens on the Collateral and will not request adequate protection or any other relief in connection therewith (except as expressly agreed by the Directing Term Loan Collateral Agent or to the extent permitted by Section 3.5(c)) and each Junior Priority Collateral Agent and the ABL Facility Collateral Agent will each subordinate its Liens in the Term Loan Priority Collateral to the Liens securing such Term Loan Collateral DIP Financing (and all interest and other obligations relating thereto), all adequate protection Liens thereon granted to the Term Loan Secured Parties, and any “carve-out” for professional or trustee fees therefrom or court ordered charges over the Priority Term Loan Collateral that have been agreed to by the Directing Term Loan Collateral Agent; provided that (A) the aggregate principal amount of the Term Loan Collateral DIP Financing plus the aggregate outstanding principal amount of Term Loan Obligations constituting loans or notes under the Term Loan Documents plus the amount secured by any court ordered charges that have been agreed to by the Directing Term Loan Collateral Agent shall not exceed in the case of the Term Loan Obligations the maximum amount of Term Loan Obligations permitted to be incurred (including pursuant to Section 2.16 thereof, and assuming that all conditions and requirements to the incurrence of Term Loan Obligations thereunder are satisfied at all times) or outstanding under the Term Loan Credit Agreement (as in effect on the date hereof) on the date of commencement of such Insolvency or Liquidation Proceeding and (B)(w) each of each Junior Priority Collateral Agent, the other Junior Priority Secured Parties, the ABL Facility Collateral Agent and the other ABL Facility Secured Parties retain a Lien on the Collateral to secure the Junior Priority Obligations and the ABL Facility Obligations, as the case may be, and, with respect to the Liens of the ABL Facility Secured Parties on ABL Facility Priority Collateral only, with the same priority as existed prior to the commencement of the Insolvency or Liquidation Proceeding, (x) to the extent that each Term Loan Collateral Agent is granted adequate protection in the form of a Lien, each Junior Priority Collateral Agent and the ABL Facility Collateral Agent are permitted to seek a Lien (and each Term Loan Collateral Agent or any other Term Loan Secured Party will not object to seeking any such Lien) on Collateral arising after the commencement of the Insolvency or Liquidation Proceeding (so long as, with respect to Term Loan Priority Collateral, such Lien is junior to the Liens securing or providing adequate protection (as applicable) for such Term Loan Collateral DIP Financing and the Term Loan Obligations), (y) the foregoing provisions of this Section 3.5(a) shall not prevent any Junior Priority Collateral Agent, the other Junior Priority Secured Parties, the ABL Facility Collateral Agent and the ABL Facility Secured Parties from objecting to any provision in any Term Loan Collateral DIP Financing relating to any provision or content of a plan of reorganization or other plan of similar effect under any Debtor Relief Laws and (z) the terms of such Term Loan Collateral DIP Financing or use of cash collateral do not require any Grantor to seek any approval for any plan of reorganization or other plan of similar effect under any Debtor Relief Laws. Each of each Junior Priority Collateral Agent, on behalf of the Junior Priority Secured Parties, and the ABL Facility Collateral Agent,

on behalf of the ABL Facility Secured Parties, agrees that it will not raise any objection or oppose (or join with or support any third party objecting or opposing) a sale or other disposition of any Term Loan Priority Collateral free and clear of its Liens (subject to attachment of Proceeds with respect to the Second Priority Lien (on the Term Loan Priority Collateral in favor of the ABL Facility Collateral Agent and the Third Priority Lien on the Term Loan Priority Collateral in favor of each Junior Priority Collateral Agent, respectively, in the same order and manner as otherwise set forth herein), or other claims under Section 363 of the Bankruptcy Code except for any objection or opposition that could be asserted by any Junior Priority Secured Party or ABL Facility Secured Party, as the case may be, as an unsecured creditor in any such Insolvency or Liquidation Proceeding, if the Term Loan Secured Parties have consented to such sale or disposition of such assets; provided that the each Junior Priority Collateral Agent, the other Junior Priority Secured Parties, the ABL Facility Collateral Agent and the other ABL Facility Secured Parties shall be entitled to seek and exercise credit bid rights in respect of any such sale or disposition; provided further, that such credit bid may only be made to the extent it includes a cash purchase price component payable at the closing of the sale in an amount that would be sufficient on the date of the closing of the sale to pay or satisfy in full all Term Loan Obligations (and, in the case of a credit bid by any Junior Priority Secured Party, to also pay or satisfy in full all ABL Facility Obligations).

(ii)    Following the Discharge of Term Loan Obligations and until the Discharge of ABL Facility Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Directing ABL Facility Collateral Agent shall desire to permit the use of cash collateral (as such term (or any equivalent term) is defined in Section 363(a) of the Bankruptcy Code or, to the extent applicable, any other Debtor Relief Law) constituting Term Loan Priority Collateral or to permit the Company or any other Grantor to obtain financing, whether from any ABL Facility Secured Parties or any other entity under Section 364 of the Bankruptcy Code or any similar Debtor Relief Law that is secured by a Lien that is (I) senior or pari passu with the Liens on the Term Loan Priority Collateral securing the ABL Facility Obligations, and (II) senior or pari passu with the Liens on the ABL Facility Priority Collateral securing the ABL Facility Obligations (each, a “ABL Facility Term Loan Priority Collateral DIP Financing”), then each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, agrees that it will not oppose or raise any objection to or contest (or join with or support any third party opposing, objecting or contesting) such use of cash collateral constituting Term Loan Priority Collateral or to the fact that the providers of such ABL Facility Term Loan Priority Collateral DIP Financing may be granted Liens on the Collateral and will not request adequate protection or any other relief in connection therewith (except as expressly agreed by the Directing ABL Facility Collateral Agent or to the extent permitted by Section 3.5(c)) and each Junior Priority Collateral Agent will subordinate its Liens in the Term Loan Priority Collateral to the Liens securing such ABL Facility Term Loan Priority Collateral DIP Financing (and all interest and other obligations relating thereto), all adequate protection Liens thereon granted to the First Secured Parties, and any “carve-out” Liens and court ordered charges that have been agreed to by the Directing ABL Facility Collateral Agent; provided that (A) the aggregate principal amount of the ABL Facility Term Loan Priority Collateral DIP Financing plus the aggregate outstanding principal amount of ABL Facility Obligations constituting loans under the ABL Facility Documents shall not exceed the maximum amount of ABL Facility Obligations permitted to be incurred (including pursuant to Section 2.14 thereof, and assuming that all conditions and requirements to the incurrence of ABL Facility

Obligations thereunder are satisfied at all times) or outstanding under the ABL Facility Credit Agreement (as in effect on the date hereof) on the date of commencement of such Insolvency or Liquidation Proceeding plus the amount secured by court ordered charges that have been agreed to by the Directing ABL Facility Collateral Agent and (B)(w) each of each Junior Priority Collateral Agent and the other Junior Priority Secured Parties retain a Lien on the Collateral to secure the Junior Priority Obligations and, with respect to the Liens of the ABL Facility Secured Parties on ABL Facility Priority Collateral only, with the same priority as existed prior to the commencement of the Insolvency or Liquidation Proceeding, (x) to the extent that the ABL Facility Collateral Agent is granted adequate protection in the form of a Lien, each Junior Priority Collateral Agent is permitted to seek a Lien (and the ABL Facility Collateral Agent or any other ABL Facility Secured Party will not object to seeking any such Lien) on Collateral arising after the commencement of the Insolvency or Liquidation Proceeding (so long as, with respect to Term Loan Priority Collateral, such Lien is junior to the Liens securing or providing adequate protection (as applicable) for such ABL Facility Term Loan Priority Collateral DIP Financing and the ABL Facility Obligations), (y) the foregoing provisions of this Section 3.5(a) shall not prevent any Junior Priority Collateral Agent and the other Junior Priority Secured Parties from objecting to any provision in any DIP Financing relating to any provision or content of a plan of reorganization or other plan of similar effect under any Debtor Relief Laws and (z) the terms of such ABL Facility Term Loan Priority Collateral DIP Financing or use of cash collateral do not require any Grantor to seek any approval for any plan of reorganization or other plan of similar effect under any Debtor Relief Laws. Each of each Junior Priority Collateral Agent, on behalf of the Junior Priority Secured Parties, agrees that it will not raise any objection or oppose (or join with or support any third party objecting or opposing) a sale or other disposition of any Term Loan Priority Collateral free and clear of its Liens (subject to attachment of Proceeds with respect to the Third Priority Lien on the Term Loan Priority Collateral in favor of any Junior Priority Collateral Agent, respectively, in the same order and manner as otherwise set forth herein), or other claims under Section 363 of the Bankruptcy Code, except for any objection or opposition that could be asserted by any Junior Priority Secured Party as an unsecured creditor in any such Insolvency or Liquidation Proceeding, if the ABL Facility Secured Parties have consented to such sale or disposition of such assets; provided that any Junior Priority Collateral Agent and the other Junior Priority Secured Parties shall be entitled to seek and exercise credit bid rights in respect of any such sale or disposition; provided further, that such credit bid may only be made to the extent it includes a cash purchase price component payable at the closing of the sale in an amount that would be sufficient on the date of the closing of the sale to pay or satisfy in full all ABL Facility Obligations.

(b)    Relief from the Automatic Stay.

(i)    Until the Discharge of Term Loan Obligations has occurred, each of each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, and the ABL Facility Collateral Agent, on behalf of itself and the other ABL Facility Secured Parties, agrees that none of them shall seek (or support any other person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Term Loan Priority Collateral without the prior written consent of the Directing Term Loan Collateral Agent.

(ii)    Until the Discharge of ABL Facility Obligations has occurred, each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, agrees that none of them shall seek (or support any other person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Term Loan Priority Collateral without the prior written consent of the Directing ABL Facility Collateral Agent.

(c)    Adequate Protection.

(i)    Each of each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties and the ABL Facility Collateral Agent, on behalf of itself and the other ABL Facility Secured Parties, agrees that none of them shall contest (or support any other Person contesting) (A) any request by any Term Loan Collateral Agent or the other Term Loan Secured Parties for adequate protection (or, to the extent applicable, equivalent protection under Debtor Relief Laws) with respect to any Term Loan Priority Collateral, (B) so long as the request for adequate protection is in the form of an additional or replacement Lien on the ABL Facility Priority Collateral that is junior to the Liens on the ABL Facility Priority Collateral securing or providing adequate protection for the ABL Facility Obligations, any request by any Term Loan Collateral Agent or the other Term Loan Secured Parties for adequate protection (or, to the extent applicable, equivalent protection under Debtor Relief Laws) with respect to any ABL Facility Priority Collateral, or (C) any objection by any Term Loan Collateral Agent or the other Term Loan Secured Parties to any motion, relief, action or proceeding based on any Term Loan Collateral Agent or the other Term Loan Secured Parties claiming a lack of adequate protection (or similar protection under any Debtor Relief Law) with respect to the Term Loan Priority Collateral. Notwithstanding the foregoing provisions in this Section 3.5(c)(i), in any Insolvency or Liquidation Proceeding, (A) if the Term Loan Secured Parties (or any subset thereof) are granted adequate protection in the form of additional or replacement collateral in the nature of assets constituting Term Loan Priority Collateral in connection with any Term Loan Collateral DIP Financing or use of cash collateral constituting Term Loan Priority Collateral, then each of each Junior Priority Collateral Agent, on behalf of itself or any of the other Junior Priority Secured Parties, and the ABL Facility Collateral Agent, on behalf of itself or any of the other ABL Facility Secured Parties, as the case may be, may seek or request adequate protection in the form of a Lien on such additional or replacement collateral, which Lien will be subordinated to the Liens securing and providing adequate protection for the Term Loan Obligations and such Term Loan Collateral DIP Financing (and all obligations relating thereto) on the same basis as the other Liens on Term Loan Priority Collateral securing the Junior Priority Obligations or ABL Facility Obligations, as the case may be, are so subordinated to the Term Loan Obligations under this Agreement, and (B) in the event any Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties and the ABL Facility Collateral Agent, on behalf of itself and the other ABL Facility Secured Parties, as the case may be, seeks or requests adequate protection in respect of Term Loan Priority Collateral securing Junior Priority Obligations or ABL Facility Obligations, as the case may be, and such adequate protection is granted in the form of additional or replacement collateral in the nature of assets constituting Term Loan Priority Collateral, then each of each Junior Priority Collateral Agent, on behalf of itself or any of the other Junior Priority Secured Parties and the ABL Facility Collateral Agent, on behalf of itself or any of the other ABL Facility Secured Parties, agrees that each Term Loan Collateral Agent shall also be granted a senior Lien on such additional or replacement collateral as security and adequate protection for the Term Loan Obligations and for any such Term Loan Collateral DIP Financing and that any Lien on such additional or replacement collateral securing and providing adequate protection for the Junior Priority Obligations or the ABL Facility Obligations, as the case may be, shall be subordinated to the Liens on such collateral securing the Term Loan Obligations and any such Term Loan Collateral DIP Financing (and all obligations relating thereto) and to any other Liens on such collateral granted to the Term Loan Secured Parties as adequate protection on the same basis as the other Liens on Term Loan Priority Collateral securing the Junior Priority Obligations or ABL Facility Obligations, as the case may be, are so subordinated to such Term Loan Obligations under this Agreement.

(ii)    Each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, agrees that none of them shall contest (or support any other Person contesting) (A) any request by the ABL Facility Collateral Agent or the ABL Facility Secured Parties for adequate protection or similar protection under any Debtor Relief Law with respect to any Term Loan Priority Collateral, (B) any request by the ABL Facility Collateral Agent or the ABL Facility Secured Parties for adequate protection (or similar protection under any Debtor Relief Law) with respect to any ABL Facility Priority Collateral, or (C) any objection by the ABL Facility Collateral Agent or the ABL Facility Secured Parties to any motion, relief, action or proceeding based on the ABL Facility Collateral Agent or the ABL Facility Secured Parties claiming a lack of adequate protection (or similar protection under any Debtor Relief Law) with respect to the Term Loan Priority Collateral. Notwithstanding the foregoing provisions in this Section 3.5(c)(ii), following the Discharge of Term Loan Obligations, in any Insolvency or Liquidation Proceeding, (A) if the ABL Facility Secured Parties (or any subset thereof) are granted adequate protection in the form of additional or replacement collateral in the nature of assets constituting Term Loan Priority Collateral in connection with any ABL Facility Term Loan Priority Collateral DIP Financing or use of cash collateral constituting Term Loan Priority Collateral, then each Junior Priority Collateral Agent, on behalf of itself or any of the other Junior Priority Secured Parties, may seek or request adequate protection in the form of a Lien on such additional or replacement collateral, which Lien will be subordinated to the Liens securing and providing adequate protection for the ABL Facility Obligations and such ABL Facility Term Loan Priority Collateral DIP Financing (and all obligations relating thereto) on the same basis as the other Liens on Term Loan Priority Collateral securing the Junior Priority Obligations are so subordinated to the ABL Facility Obligations under this Agreement, and (B) in the event any Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties seeks or requests adequate protection in respect of Term Loan Priority Collateral securing Junior Priority Obligations and such adequate protection is granted in the form of additional or replacement collateral in the nature of assets constituting Term Loan Priority Collateral, then each Junior Priority Collateral Agent, on behalf of itself or any of the other Junior Priority Secured Parties, agrees that each ABL Facility Collateral Agent shall also be granted a senior Lien on such additional or replacement collateral as security and adequate protection for the ABL Facility Obligations and for any such ABL Facility Term Loan Priority Collateral DIP Financing and that any Lien on such additional or replacement collateral securing and providing adequate protection for the Junior Priority Obligations shall be subordinated to the Liens on such collateral securing the ABL Facility Obligations and any such ABL Facility Term Loan Priority Collateral DIP Financing (and all obligations relating thereto) and to any other Liens on such collateral granted to the ABL Facility Secured Parties as adequate protection on the same basis as the other Liens on Term Loan Priority Collateral securing the Junior Priority Obligations are so subordinated to such ABL Facility Obligations under this Agreement.

(d)	No Waiver.

(i)    Subject to the proviso in clause (ii) of Section 3.1(a) and Section 6, nothing contained herein shall prohibit or in any way limit the Term Loan Collateral Agents or any other Term Loan Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the ABL Facility Collateral Agent, any of the ABL Facility Secured Parties, any Junior Priority Collateral Agent or any of the Junior Priority Secured Parties in respect of the Term Loan Priority Collateral, including the seeking by the ABL Facility Collateral Agent, any ABL Facility Secured Parties, any Junior Priority Collateral Agent or any Junior Priority Secured Party of adequate protection in respect thereof or the asserting by the ABL Facility Collateral Agent, any ABL Facility Secured Parties, any Junior Priority Collateral Agent or any Junior Priority Secured Party of any of its rights and remedies under the ABL Facility Documents or the Junior Priority Security Documents or otherwise in respect thereof.

(ii)    Subject to the proviso in clause (ii) of Section 3.2(a), nothing contained herein shall prohibit or in any way limit the ABL Facility Collateral Agent or any ABL Facility Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Junior Priority Collateral Agent, or any of the Junior Priority Secured Parties in respect of the Term Loan Priority Collateral, including the seeking by any Junior Priority Collateral Agent or any Junior Priority Secured Parties of adequate protection in respect thereof or the asserting by any Junior Priority Collateral Agent or any Junior Priority Secured Parties of any of its rights and remedies under the Junior Priority Documents or otherwise in respect thereof.

(e)	Waiver.

(i)    Each of the ABL Facility Collateral Agent, for itself and on behalf of the other ABL Facility Secured Parties, and each Junior Priority Collateral Agent, for itself and on behalf of the other Junior Priority Secured Parties, waives, to the extent applicable, any claim it may hereafter have against any Term Loan Secured Party arising out of the election of any Term Loan Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest, in each case, in connection with the Term Loan Priority Collateral in any Insolvency or Liquidation Proceeding.

(ii)    Each Junior Priority Collateral Agent, for itself and on behalf of the other Junior Priority Secured Parties, waives, to the extent applicable, any claim it may hereafter have against any ABL Facility Secured Party arising out of the election of any ABL Facility Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest, in each case, in connection with the Term Loan Priority Collateral in any Insolvency or Liquidation Proceeding.

(f)    Affiliated Lender Plan Voting. So long as the Discharge of the ABL Facility Obligations has not occurred, no Term Loan Secured Party that is an Affiliated Lender shall support or vote (directly or indirectly) its claims in relation to the Term Loan Obligations or the

Term Loan Documents in favor of the approval of any plan of arrangement or reorganization in respect of Holdings or the Company (and shall be deemed to have voted to reject any plan of reorganization) unless (x) such plan provides for the Discharge of the ABL Facility Obligations on the first date of implementation of such plan or (y) the Term Loan Facility Agent and the Term Loan Collateral Agent are provided with written notice from the ABL Facility Administrative Agent or the ABL Facility Secured Parties that the plan is or will be accepted by ABL Facility Secured Parties holding at least 66 2/3% of the ABL Facility Obligations;

3.6	Reliance; Waivers; Etc.

(a)    Reliance. Other than any reliance on the terms of this Agreement, each of the ABL Facility Collateral Agent, on behalf of itself and the other ABL Facility Secured Parties, and the Junior Priority Secured Parties acknowledges that it and such ABL Facility Secured Parties or such Junior Priority Secured Parties, as the case may be, have, independently and without reliance on the Term Loan Collateral Agents or any Term Loan Secured Parties, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the ABL Facility Documents and Junior Priority Documents, as the case may be, and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the ABL Facility Credit Agreement or the Junior Priority Document, as the case may be, or this Agreement.

(b)	No Warranties or Liability.

(i)    Each of the ABL Facility Collateral Agent, on behalf of itself and the other ABL Facility Secured Parties, and each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, acknowledges and agrees that the Term Loan Collateral Agents and the Term Loan Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Term Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Term Loan Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under their respective Term Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Term Loan Collateral Agent and the other Term Loan Secured Parties shall have no duty to the ABL Facility Collateral Agent, any of the ABL Facility Secured Parties, any Junior Priority Collateral Agent or any of the Junior Priority Secured Parties to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Grantor (including the Term Loan Documents, the Junior Priority Documents and the ABL Facility Documents), regardless of any knowledge thereof which they may have or be charged with.

(ii)    Each of each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, and each Term Loan Collateral Agent, on behalf of itself and the other Term Loan Secured Parties, acknowledges and agrees that the ABL Facility Collateral Agent and the ABL Facility Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the ABL Facility Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The ABL Facility Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under their respective ABL Facility Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The ABL Facility Collateral Agent and the ABL Facility Secured Parties shall have no duty (including no fiduciary duty) to any Junior Priority Collateral Agent, any of the Junior Priority Secured Parties, each Term Loan Collateral Agent or any of the Term Loan Secured Parties to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Grantor (including the Term Loan Documents, the Junior Priority Documents and the ABL Facility Documents), regardless of any knowledge thereof which they may have or be charged with.

Section 4. ABL Facility Priority Collateral.

4.1 Exercise	of Remedies – Prior to Discharge of ABL Facility Obligations.

(a)    So long as the Discharge of ABL Facility Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor:

(i)    none of any Term Loan Collateral Agent, any of the Term Loan Secured Parties, any Junior Priority Collateral Agent or any of the Junior Priority Secured Parties (x) will exercise or seek to exercise any rights or remedies (including set-off) with respect to any ABL Facility Priority Collateral (including the exercise of any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement in respect of ABL Facility Priority Collateral to which any Term Loan Collateral Agent, any Term Loan Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party, as the case may be, is a party) or institute or commence or join with or support any Person (other than the ABL Facility Collateral Agent and the ABL Facility Secured Parties) in commencing any action or proceeding with respect to such rights or remedies (including any action of foreclosure, enforcement, collection or execution); provided, however, that (1) the Directing Term Loan Collateral Agent may exercise any or all such rights in accordance with the Term Loan Documents after a period of 180 days has elapsed since the date of delivery of a notice in writing to the Directing ABL Facility Collateral Agent with respect to any of the following (and requesting that enforcement actions be taken with respect to the ABL Facility Priority Collateral) and so long as the respective payment default shall not have been cured or waived (or the respective acceleration rescinded): (I) a payment default exists with respect to the Term Loan Obligations following the final maturity of the Term Loan Obligations or (II) after the acceleration by the relevant Term Loan Secured Parties of the maturity of all then outstanding Term Loan Obligations (the “Term Loan Standstill Period”) and (2) the Directing Junior Priority Collateral Agent may exercise any or all such rights in accordance with the Junior Priority Documents after a period of 365 days has elapsed since the date of delivery of a notice in writing to the Directing ABL Facility Collateral Agent (which notice may be combined with the notice to the Directing Term Loan Collateral Agent given pursuant to Section 4.2(a)(i)) with respect to any of the following (and requesting that enforcement actions be taken with respect to the ABL Facility Priority Collateral) and so long as the respective payment default shall not have been cured or waived (or the respective acceleration rescinded): (I) a payment default exists with respect to any of the Junior Priority Obligations following the final maturity of such Junior Priority Obligations or (II) after the acceleration by the applicable Junior Priority Secured Parties of the maturity of the then outstanding Junior Priority Obligations under any of the Federal Capex Facility Documents, the Ontario Capex Facility Documents or any class of Additional Junior Priority Obligations Agreement (the “Junior Priority ABL Facility Collateral Standstill Period”); provided, further, however, notwithstanding anything herein to the contrary, none of any Term Loan Collateral Agent, or any Term Loan Secured Party or the Directing Junior Priority Collateral Agent or any Junior Priority Secured Party will exercise any rights or remedies with respect to any ABL Facility Priority Collateral if, notwithstanding the expiration of the Term Loan Standstill Period or the Junior Priority ABL Facility Collateral Standstill Period, as the case may be, the Directing ABL Facility Collateral Agent or ABL Facility Secured Parties shall have commenced and be diligently pursuing in good faith the exercise of any of their rights or remedies with respect to all or a material portion of the ABL Facility Priority Collateral (prompt notice of such exercise to be given by the respective enforcing Directing Collateral Agent to the other Directing Collateral Agents), (y) will contest, protest or object to (or join any party objecting to) any foreclosure proceeding or action brought by the Directing ABL Facility Collateral Agent or any ABL Facility Secured Party with respect to, or any other exercise by the ABL Facility Collateral Agent or any ABL Facility Secured Party of any rights and remedies relating to, the ABL Facility Priority Collateral under the ABL Facility Documents or otherwise, and (z) subject to its rights under clause (i)(x) above, will object to (or join any party objecting to) the forbearance by the Directing ABL Facility Collateral Agent or the ABL Facility Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the ABL Facility Priority Collateral, in each case so long as the respective interests of the Term Loan Secured Parties and Junior Priority Secured Parties attach to the Proceeds thereof subject to the relative priorities described in Section 2; provided, however, that nothing in this Section 4.1(a) shall be construed to authorize any Term Loan Collateral Agent, any Term Loan Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party, as the case may be, to sell any ABL Facility Priority Collateral free of the Lien of the ABL Facility Collateral Agent or any ABL Facility Secured Party and provided further, that each of the Term Loan Standstill Period and the Junior Priority ABL Facility Collateral Standstill Period shall be tolled for any period that the ABL Facility Collateral Agent or any of the ABL Facility Secured Parties are stayed from exercising remedies with respect to the ABL Facility Priority Collateral; and

(ii)    subject to clause (i)(x) above, the Directing ABL Facility Collateral Agent and the ABL Facility Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including set-off and applicable credit bid rights) and make determinations regarding the disposition of, or restrictions with respect to, the ABL Facility Priority Collateral without any consultation with or the consent of any Term Loan Collateral Agent, any Term Loan Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party; provided that:

(A) in any Insolvency or Liquidation Proceeding commenced by or against Holdings, the Company or any other Grantor, the Term Loan Collateral Agent, any Term Loan Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party may file a claim or statement of interest with respect to the Term Loan Obligations or the Junior Priority Obligations, as applicable;

(B)    any of the Term Loan Collateral Agent, any Term Loan Secured Party, any Junior Priority Collateral Agent and any Junior Priority Secured Party may take any action (not adverse to the priority status of the Liens on the ABL Facility Priority Collateral securing the ABL Facility Obligations, or the rights of the ABL Facility Collateral Agent or the ABL Facility Secured Parties to exercise remedies in respect thereof) in accordance with the Term Loan Documents or the Junior Priority Documents, as applicable, and the terms of this Agreement in order to create, prove, perfect, preserve or protect (but not enforce) its Lien on the ABL Facility Priority Collateral;

(C)    each of the Term Loan Secured Parties and the Junior Priority Secured Parties shall be entitled to file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims or Liens of the Term Loan Secured Parties or the Junior Priority Secured Parties, as the case may be, including any claims secured by or Liens on the ABL Facility Priority Collateral, if any, in each case in accordance with the terms of this Agreement;

(D)    each of the Term Loan Secured Parties and the Junior Priority Secured Parties shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either the Debtor Relief Laws or applicable non-bankruptcy law, in each case in accordance with the terms of this Agreement and to the extent not prohibited by any other provision of this Agreement;

(E)    each of the Term Loan Secured Parties and Junior Priority Secured Parties shall be entitled to vote on any plan of reorganization and file any proof of claim in an Insolvency or Liquidation Proceeding or otherwise and other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the ABL Facility Priority Collateral;

(F)    the Term Loan Collateral Agent or any Term Loan Secured Party may exercise any of its rights or remedies with respect to the ABL Facility Priority Collateral in accordance with the Term Loan Documents after the termination of the Term Loan Standstill Period to the extent permitted by clause (i)(x) above; and

(G)    the Directing Junior Priority Collateral Agent or any Junior Priority Secured Party may exercise any of its rights or remedies with respect to the ABL Facility Priority Collateral in accordance with the Junior Priority

Documents after the termination of the Junior Priority ABL Facility Collateral Standstill Period to the extent permitted by clause (i)(x) above.

Subject to clause (i)(x) above, in exercising rights and remedies with respect to the ABL Facility Priority Collateral, the Directing ABL Facility Collateral Agent and the ABL Facility Secured Parties may enforce the provisions of the ABL Facility Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of ABL Facility Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC of any applicable jurisdiction and of a secured creditor under any other applicable law.

(b)    Each of the Term Loan Collateral Agent, on behalf of itself and the other Term Loan Secured Parties and each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, agrees that it will not take or receive any ABL Facility Priority Collateral or any Proceeds of ABL Facility Priority Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any ABL Facility Priority Collateral unless and until the Discharge of ABL Facility Obligations has occurred, except as expressly provided in the first proviso in clause (i)(x) of Section 4.1(a) or in the proviso in clause (ii) of Section 4.1(a) (but subject to the payment over requirements of Section 4.4). Without limiting the generality of the foregoing, unless and until the Discharge of ABL Facility Obligations has occurred, except as expressly provided in the first proviso in clause (i)(x) of Section 4.1(a) or in the proviso in clause (ii) of Section 4.1(a), the sole right of the Term Loan Collateral Agent and the Term Loan Secured Parties and each Junior Priority Collateral Agent and the Junior Priority Secured Parties with respect to the ABL Facility Priority Collateral is to hold a Lien on the ABL Facility Priority Collateral pursuant to the Term Loan Documents or Junior Priority Documents, as the case may be, for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of ABL Facility Obligations has occurred in accordance with the terms hereof, the Term Loan Documents or Junior Priority Documents, as applicable, and applicable law.

(c)    Subject to the first proviso in clause (i)(x) of Section 4.1(a) and the proviso in clause (ii) of Section 4.1(a):

(i)    each of the Term Loan Collateral Agent, for itself and on behalf of the other Term Loan Secured Parties and each Junior Priority Collateral Agent, for itself and on behalf of the other Junior Priority Secured Parties, agrees that it will not take any action that would hinder, delay, limit or prohibit any exercise of remedies under the ABL Facility Documents with respect to the ABL Facility Priority Collateral, including any collection, sale, lease, exchange, transfer or other disposition of the ABL Facility Priority Collateral, whether by foreclosure or otherwise, or that would limit, invalidate, avoid or set aside any Lien or ABL Facility Security Document, in each case, with respect to the ABL Facility Priority Collateral or subordinate the priority of the ABL Facility Obligations to the Term Loan Obligations or the Junior Priority Obligations, as the case may be, with respect to the ABL Facility Priority Collateral or grant the Liens with respect to the ABL Facility Priority Collateral securing the Term Loan Obligations or the

Junior Priority Obligations, as the case may be, equal ranking to the Liens with respect to the ABL Facility Priority Collateral securing the ABL Facility Obligations, and

(ii)    each of the Term Loan Collateral Agent, for itself and on behalf of the other Term Loan Secured Parties and each Junior Priority Collateral Agent, for itself and on behalf of the other Junior Priority Secured Parties, hereby waives any and all rights it or the Term Loan Secured Parties or the Junior Priority Secured Parties, as the case may be, may have as a junior Lien creditor with respect to the ABL Facility Priority Collateral or otherwise to object to the manner in which the ABL Facility Collateral Agent or the ABL Facility Secured Parties seek to enforce or collect the ABL Facility Obligations or the Liens granted in any of the ABL Facility Priority Collateral in any such case except to the extent such enforcement or collection is in violation of the terms of this Agreement, regardless of whether any action or failure to act by or on behalf of the ABL Facility Collateral Agent or ABL Facility Secured Parties is adverse to the interest of the Term Loan Secured Parties or the Junior Priority Secured Parties, as the case may be.

(d)    Each of the Term Loan Collateral Agents for themselves and on behalf of their respective Term Loan Secured Parties and each Junior Priority Collateral Agent, for itself and on behalf of the other Junior Priority Secured Parties hereby acknowledges and agrees that no covenant, agreement or restriction contained in its respective Term Loan Document or Junior Priority Document, as applicable (other than this Agreement), shall be deemed to restrict in any way the rights and remedies of the ABL Facility Collateral Agent or the ABL Facility Secured Parties with respect to the ABL Facility Priority Collateral as set forth in this Agreement and the ABL Facility Documents.

4.2    Exercise of Remedies – After Discharge of ABL Facility Obligations and Prior to Discharge of Term Loan Obligations.

(a)    After the Discharge of ABL Facility Obligations has occurred and so long as the Discharge of Term Loan Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor:

(i)    none of the Junior Priority Collateral Agents or any of the Junior Priority Secured Parties (x) will exercise or seek to exercise any rights or remedies (including set-off) with respect to any ABL Facility Priority Collateral (including the exercise of any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement in respect of ABL Facility Priority Collateral to which any Junior Priority Collateral Agent or any Junior Priority Secured Party, as the case may be, is a party) or institute or commence or join with or support any Person (other than the Term Loan Collateral Agent and the Term Loan Secured Parties) in commencing any action or proceeding with respect to such rights or remedies (including any action of foreclosure, enforcement, collection or execution); provided, that the Directing Junior Priority Collateral Agent may exercise any or all such rights in accordance with the Junior Priority Documents after a period of 365 days has elapsed since the date of delivery of a notice in writing to the Directing Term Loan Collateral Agent (which notice may be combined with the notice to the Directing ABL Facility Collateral Agent given pursuant to Section 4.1(a)(i)) with respect to any of the following

(and requesting that enforcement actions be taken with respect to the ABL Facility Priority Collateral) and so long as the respective payment default shall not have been cured or waived (or the respective acceleration rescinded): (I) a payment default exists with respect to any of the Junior Priority Obligations following the final maturity of such Junior Priority Obligations or (II) after the acceleration by the applicable Junior Priority Secured Parties of the maturity of the then outstanding Junior Priority Obligations under any of the Federal Capex Facility Documents, the Ontario Capex Facility Documents or any class of Additional Junior Priority Obligations Agreement (the “Junior Priority ABL Term Facility Collateral Standstill Period”); provided, further, however, notwithstanding anything herein to the contrary, none of the Directing Junior Priority Collateral Agent or any Junior Priority Secured Party will exercise any rights or remedies with respect to any ABL Facility Priority Collateral if, notwithstanding the expiration of the Junior Priority ABL Term Facility Collateral Standstill Period, the Term Loan Collateral Agent or Term Loan Secured Parties shall have commenced and be diligently pursuing in good faith the exercise of any of their rights or remedies with respect to all or a material portion of the ABL Facility Priority Collateral (prompt notice of such exercise to be given by the respective enforcing Directing Collateral Agent to the other Directing Collateral Agents), (y) will contest, protest or object to (or join any party objecting to) any foreclosure proceeding or action brought by the Directing Term Loan Collateral Agent or any Term Loan Secured Party with respect to, or any other exercise by the Directing Term Loan Collateral Agent or any Term Loan Secured Party of any rights and remedies relating to, the ABL Facility Priority Collateral under the Term Loan Documents or otherwise, and (z) will object to (or join any party objecting to) the forbearance by the Directing Term Loan Collateral Agent or the Term Loan Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the ABL Facility Priority Collateral, in each case so long as the respective interests of the Junior Priority Secured Parties attach to the Proceeds thereof subject to the relative priorities described in Section 2; provided, that the Junior Priority ABL Term Facility Collateral Standstill Period shall be tolled for any period that the Term Loan Collateral Agent or any of the Term Loan Secured Parties are stayed from exercising remedies with respect to the ABL Facility Priority Collateral; and

(ii)    the Directing Term Loan Collateral Agent and the Term Loan Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including set-off and applicable credit bid rights) and make determinations regarding the disposition of, or restrictions with respect to, the ABL Facility Priority Collateral without any consultation with or the consent of any Junior Priority Collateral Agent or any Junior Priority Secured Party; provided that:

(A)    in any Insolvency or Liquidation Proceeding commenced by or against Holdings, the Company or any other Grantor, any Junior Priority Collateral Agent or any Junior Priority Secured Party may file a claim or statement of interest with respect to the Junior Priority Obligations, as applicable;

(B)    any Junior Priority Collateral Agent and any Junior Priority Secured Party may take any action (not adverse to the priority status of the Liens on the ABL Facility Priority Collateral securing the Term Loan Obligations, or the rights of the Term Loan Collateral Agent or the Term Loan Secured Parties to exercise remedies in respect thereof) in accordance with the Junior Priority Documents and the terms of this Agreement in order to create, prove, perfect, preserve or protect (but not enforce) its Lien on the ABL Facility Priority Collateral;

(C)    each of the Junior Priority Secured Parties shall be entitled to file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims or Liens of the Junior Priority Secured Parties, including any claims secured by or Liens on the ABL Facility Priority Collateral, if any, in each case in accordance with the terms of this Agreement;

(D)    the Junior Priority Secured Parties shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either the Debtor Relief Laws or applicable non-bankruptcy law, in each case in accordance with the terms of this Agreement and to the extent not prohibited by any other provision of this Agreement;

(E)     the Junior Priority Secured Parties shall be entitled to vote on any plan of reorganization and file any proof of claim in an Insolvency or Liquidation Proceeding or otherwise and other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the ABL Facility Priority Collateral; and

(F)    the Directing Junior Priority Collateral Agent or any Junior Priority Secured Party may exercise any of its rights or remedies with respect to the ABL Facility Priority Collateral in accordance with the Junior Priority Documents after the termination of the Junior Priority ABL Term Facility Collateral Standstill Period to the extent permitted by clause (i)(x) above.

Subject to clause (i)(x) above, in exercising rights and remedies with respect to the ABL Facility Priority Collateral, the Directing Term Loan Collateral Agent and the Term Loan Secured Parties may enforce the provisions of the Term Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of ABL Facility Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC of any applicable jurisdiction and of a secured creditor under any other applicable law.

(b)    After the Discharge of ABL Facility Obligations has occurred and so long as the Discharge of Term Loan Obligations has not occurred, each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, agrees that it will not take or receive any ABL Facility Priority Collateral or any Proceeds of ABL Facility Priority Collateral in

connection with the exercise of any right or remedy (including set-off) with respect to any ABL Facility Priority Collateral unless and until the Discharge of Term Loan Obligations has occurred, except as expressly provided in the first proviso in clause (i)(x) of Section 4.2(a) or in the proviso in clause (ii) of Section 4.2(a) (but subject to the payment over requirements in Section 4.4). Without limiting the generality of the foregoing, unless and until the Discharge of Term Loan Obligations has occurred, except as expressly provided in the first proviso in clause (i)(x) of Section 4.2(a) or in the proviso in clause (ii) of Section 4.2(a) (but subject to the payment over requirements in Section 4.4), the sole right of each Junior Priority Collateral Agent and the Junior Priority Secured Parties with respect to the ABL Facility Priority Collateral is to hold a Lien on the ABL Facility Priority Collateral pursuant to the Junior Priority Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Term Loan Obligations has occurred in accordance with the terms hereof, the Junior Priority Documents and applicable law.

(c)    Subject to the first proviso in clause (i)(x) of Section 4.2(a), and the proviso in clause (ii) of Section 4.2 (a):

(i)    each Junior Priority Collateral Agent, for itself and on behalf of the other Junior Priority Secured Parties, agrees that it will not take any action that would hinder, delay, limit or prohibit any exercise of remedies under the Term Loan Documents with respect to the ABL Facility Priority Collateral, including any collection, sale, lease, exchange, transfer or other disposition of the ABL Facility Priority Collateral, whether by foreclosure or otherwise, or that would limit, invalidate, avoid or set aside any Lien or Term Loan Security Document, in each case, with respect to the ABL Facility Priority Collateral or subordinate the priority of the Term Loan Obligations to any Junior Priority Obligations with respect to the ABL Facility Priority Collateral or grant the Liens with respect to the ABL Facility Priority Collateral securing any Junior Priority Obligations, equal ranking to the Liens with respect to the ABL Facility Priority Collateral securing the Term Loan Obligations, and

(ii)    each Junior Priority Collateral Agent, for itself and on behalf of the other Junior Priority Secured Parties, hereby waives any and all rights it or the Junior Priority Secured Parties may have as a junior Lien creditor with respect to the ABL Facility Priority Collateral or otherwise to object to the manner in which the Term Loan Collateral Agent or the Term Loan Secured Parties seek to enforce or collect the Term Loan Obligations or the Liens granted in any of the ABL Facility Priority Collateral in any such case except to the extent such enforcement or collection is in violation of the terms of this Agreement, regardless of whether any action or failure to act by or on behalf of the Term Loan Collateral Agent or Term Loan Secured Parties is adverse to the interest of the Junior Priority Secured Parties.

(d)    Each Junior Priority Collateral Agent, for itself and on behalf of the other Junior Priority Secured Parties hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Junior Priority Document (other than this Agreement), shall be deemed to restrict in any way the rights and remedies of the Term Loan Collateral Agent or the Term Loan Secured Parties with respect to the ABL Facility Priority Collateral as set forth in this Agreement and the Term Loan Documents.

4.3 [Reserved].

4.4 Payments	Over.

(a)    Prior to Discharge of ABL Facility Obligations. So long as the Discharge of ABL Facility Obligations has not occurred, any ABL Facility Priority Collateral, Cash Proceeds thereof or non-Cash Proceeds constituting ABL Facility Priority Collateral (or any distribution in respect of the ABL Facility Priority Collateral, whether or not expressly characterized as such) received by (i) any Term Loan Collateral Agent or any Term Loan Secured Parties, (ii) any Junior Priority Collateral Agent or any Junior Priority Secured Parties or (iii) any ABL Facility Secured Party (other than the Directing ABL Facility Collateral Agent), in each case, in connection with the exercise of any right or remedy (including set-off) relating to the ABL Facility Priority Collateral (including following the expiration of the Term Loan Standstill Period or the Junior Priority ABL Facility Collateral Standstill Period) shall be segregated and held in trust and forthwith paid over to the Directing ABL Facility Collateral Agent, for the benefit of the ABL Facility Secured Parties, for application in accordance with Section 7 below, in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Directing ABL Facility Collateral Agent is hereby authorized to make any such endorsements as agent for the Directing Term Loan Collateral Agent, any such Term Loan Secured Parties, the Directing Junior Priority Collateral Agent, any such Junior Priority Secured Parties and any such ABL Facility Secured Parties. This authorization is coupled with an interest and is irrevocable until the Discharge of ABL Facility Obligations. To the extent that Secured Parties are placed in the same class of secured creditors in any plan pursuant to Debtor Relief Laws, any recovery by any of them on account of unsecured deficiency claims traceable to the ABL Facility Priority Collateral is subject to payment over under the payment over and turnover provisions in favor of the Directing ABL Facility Collateral Agent until the Discharge of the ABL Facility Obligations.

(b)    After Discharge of ABL Facility Obligations and Prior to Discharge of Term Loan Obligations. After the Discharge of ABL Facility Obligations has occurred and so long as the Discharge of Term Loan Obligations has not occurred, any ABL Facility Priority Collateral, Cash Proceeds thereof or non-Cash Proceeds constituting ABL Facility Priority Collateral (or any distribution in respect of the ABL Facility Priority Collateral, whether or not expressly characterized as such) received by (i) any Junior Priority Collateral Agent or any Junior Priority Secured Parties, or (ii) the Term Loan Collateral Agent or any other Term Loan Secured Party (other than the Directing Term Loan Collateral Agent), in each case, in connection with the exercise of any right or remedy (including set-off) relating to the ABL Facility Priority Collateral (including following the expiration of the Junior Priority ABL Term Facility Collateral Standstill Period) shall be segregated and held in trust and forthwith paid over to the Directing Term Loan Collateral Agent, for the benefit of the Term Loan Secured Parties, for application in accordance with Section 7 below, in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Directing Term Loan Collateral Agent is hereby authorized to make any such endorsements as agent for the Directing Junior Priority Collateral Agent, any such Junior Priority Secured Parties and the other Term Loan Secured Parties. This authorization is coupled with an interest and is irrevocable until the Discharge of Term Loan Obligations. To the extent that Term Loan Secured Parties and the Junior Priority Secured Parties are placed in the same class of secured creditors, any recovery by any of them on account of unsecured deficiency claims traceable to the ABL Facility Priority Collateral is subject to payment over under the payment over and turnover provisions in favor of the Directing Term Loan Collateral Agent until the Discharge of the Term Loan Obligations.

4.5 Other	Agreements.

(a) Releases	– ABL Facility Obligations.

(i) If,	in connection with:

(A)    the exercise of any Directing ABL Facility Collateral Agent’s remedies in respect of the ABL Facility Priority Collateral provided for in Section 4.1(a) (with the Proceeds thereof being applied to the ABL Facility Obligations), including any sale, lease, exchange, transfer or other disposition of any such ABL Facility Priority Collateral; or

(B)    any sale, lease, exchange, transfer or other disposition (to a Person other than Holdings, the Company or any other Grantor) of any ABL Facility Priority Collateral permitted under the terms of the ABL Facility Documents, Term Loan Documents and Junior Priority Documents (provided that any such sale, lease, exchange, transfer or other disposition that is not made in connection with an Insolvency or Liquidation Proceeding and which constitutes a transfer of all or substantially all assets of the Company and its Subsidiaries shall have been consented to by each of the Directing ABL Facility Collateral Agent, the Directing Term Loan Collateral Agent and the Directing Junior Priority Collateral Agent),

the Directing ABL Facility Collateral Agent, for itself or on behalf of any of the other ABL Facility Secured Parties, releases any of its Liens on any part of the ABL Facility Priority Collateral, then the Liens, if any, of (x) the Term Loan Collateral Agent, for itself and on behalf of the other Term Loan Secured Parties and (y) each Junior Priority Collateral Agent, for itself and on behalf of the Junior Priority Secured Parties, on such ABL Facility Priority Collateral (but not in each case the Proceeds thereof (unless applied to the ABL Facility Obligations), which shall be subject to the priorities set forth in this Agreement) shall be automatically, unconditionally and simultaneously released and the Directing ABL Facility Collateral Agent is irrevocably authorized to execute and deliver or enter into any release of such Liens or claims that may, in the discretion of the Directing ABL Facility Collateral Agent, be considered necessary or reasonably desirable in connection with such releases; and the Term Loan Collateral Agent, for itself and on behalf of any such Term Loan Secured Parties and the Directing Junior Priority Collateral Agent, for itself and on behalf of any such Junior Priority Secured Parties, promptly shall execute and deliver to the Directing ABL Facility Collateral Agent or such Grantor such termination statements, releases and other documents as the Directing ABL Facility Collateral Agent or such Grantor (at the expense of such Grantor) may request to effectively confirm such release.

(ii)    Until the Discharge of ABL Facility Obligations occurs, each of (x) the Term Loan Collateral Agent, for itself and on behalf of the other Term Loan Secured Parties and (y) each Junior Priority Collateral Agent, for itself and on behalf of the Junior Priority Secured

Parties, hereby irrevocably constitutes and appoints the Directing ABL Facility Collateral Agent and any officer or agent of the Directing ABL Facility Collateral Agent, with full power of substitution, as its true and lawful attorney in fact with full irrevocable power and authority in the place and stead of the Term Loan Collateral Agent, each Junior Priority Collateral Agent or such Secured Party, as the case may be, or in the Directing ABL Facility Collateral Agent’s own name, from time to time in the Directing ABL Facility Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 4.5(a) with respect to ABL Facility Priority Collateral, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 4.5(a) with respect to ABL Facility Priority Collateral, including any endorsements or other instruments of transfer or release.

(iii)    Until the Discharge of ABL Facility Obligations occurs, to the extent that the ABL Facility Secured Parties (A) have released any Lien on ABL Facility Priority Collateral and any such Lien is later reinstated or (B) obtain any new Liens on assets constituting ABL Facility Priority Collateral from Grantors, then the Term Loan Secured Parties and the Junior Priority Secured Parties shall be granted a similarly perfected Lien on any such ABL Facility Priority Collateral, which Liens shall be subject to this Agreement.

(iv)    If, prior to the Discharge of ABL Facility Obligations, a subordination of the ABL Facility Collateral Agent’s Lien on any ABL Facility Priority Collateral is permitted (or in good faith believed by the Directing ABL Facility Collateral Agent to be permitted) under the then existing Debt Agreements to another Lien permitted under the then existing Debt Agreements (for purposes of this clause (iv), a “ABL Facility Priority Collateral Lien”), then (x) the Directing ABL Facility Collateral Agent is authorized to execute and deliver a subordination agreement with respect thereto in form and substance satisfactory to it, and (y) each of the Term Loan Collateral Agent, for itself and on behalf of the other Term Loan Secured Parties and each Junior Priority Collateral Agent, for itself and on behalf of the other Junior Priority Secured Parties, shall each promptly execute and deliver to the Directing ABL Facility Collateral Agent a substantially identical subordination agreement subordinating the Liens of such Term Loan Collateral Agent for the benefit of (and on behalf of) the Term Loan Secured Parties, and each Junior Priority Collateral Agent for the benefit of (and on behalf of) the Junior Priority Secured Parties, respectively, to such ABL Facility Priority Collateral Lien.

(b)    Releases – Term Loan Obligations.

(i)    After the Discharge of ABL Facility Obligations has occurred and so long as the Discharge of Term Loan Obligations has not occurred, if, in connection with:

(A)    the exercise of any Directing Term Loan Collateral Agent’s remedies in respect of the ABL Facility Priority Collateral provided for in Section 4.2(a) (with the Proceeds thereof being applied to the Term Loan Obligations), including any sale, lease, exchange, transfer or other disposition of any such ABL Facility Priority Collateral; or

(B)    any sale, lease, exchange, transfer or other disposition (to a Person other than Holdings, the Company or any other Grantor) of any ABL Facility Priority Collateral permitted under the terms of the Term Loan Documents and Junior Priority

Documents (provided that any such sale, lease, exchange, transfer or other disposition that is not made in connection with an Insolvency or Liquidation Proceeding and which constitutes a transfer of all or substantially all assets of the Company and its Subsidiaries shall have been consented to by each of the Directing Term Loan Collateral Agent and the Directing Junior Priority Collateral Agent),

the Directing Term Loan Collateral Agent, for itself or on behalf of any of the other Term Loan Secured Parties, releases any of its Liens on any part of the ABL Facility Priority Collateral, then the Liens, if any, of each Junior Priority Collateral Agent, for itself and on behalf of the Junior Priority Secured Parties, on such ABL Facility Priority Collateral (but not in each case the Proceeds thereof (unless applied to the Term Loan Obligations), which shall be subject to the priorities set forth in this Agreement) shall be automatically, unconditionally and simultaneously released and the Directing Term Loan Collateral Agent is irrevocably authorized to execute and deliver or enter into any release of such Liens or claims that may, in the discretion of the Directing Term Loan Collateral Agent, be considered necessary or reasonably desirable in connection with such releases; and the Directing Junior Priority Collateral Agent, for itself and on behalf of any such Junior Priority Secured Parties, promptly shall execute and deliver to the Directing Term Loan Collateral Agent or such Grantor such termination statements, releases and other documents as the Directing Term Loan Collateral Agent or such Grantor (at the expense of such Grantor) may request to effectively confirm such release.

(ii)    Following the Discharge of the ABL Facility Obligations and until the Discharge of Term Loan Obligations occurs, each Junior Priority Collateral Agent, for itself and on behalf of the other Junior Priority Secured Parties, hereby irrevocably constitutes and appoints the Directing Term Loan Collateral Agent and any officer or agent of the Directing Term Loan Collateral Agent, with full power of substitution, as its true and lawful attorney in fact with full irrevocable power and authority in the place and stead of such Junior Priority Collateral Agent or such Secured Party, as the case may be, or in the Directing Term Loan Collateral Agent’s own name, from time to time in the Directing Term Loan Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 4.5(b) with respect to ABL Facility Priority Collateral, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 4.5(b) with respect to ABL Facility Priority Collateral, including any endorsements or other instruments of transfer or release.

(iii)    Following the Discharge of the ABL Facility Obligations and until the Discharge of Term Loan Obligations occurs, to the extent that the Term Loan Secured Parties (A) have released any Lien on ABL Facility Priority Collateral and any such Lien is later reinstated or (B) obtain any new Liens on assets constituting ABL Facility Priority Collateral from Grantors, then the Junior Priority Secured Parties shall be granted a similarly perfected Lien on any such ABL Facility Priority Collateral, which Liens shall be subject to this Agreement.

(iv)    If, following the Discharge of the ABL Facility Obligations and prior to the Discharge of Term Loan Obligations, a subordination of the Term Loan Collateral Agent’s Lien on any ABL Facility Priority Collateral is permitted (or in good faith believed by the Directing Term Loan Collateral Agent to be permitted) under the then existing Debt Agreements to another Lien permitted under the then existing Debt Agreements (for purposes of this clause (iv), a

“Term Loan/ABL Facility Priority Collateral Lien”), then (x) the Directing Term Loan Collateral Agent is authorized to execute and deliver a subordination agreement with respect thereto in form and substance satisfactory to it, and (y) each Junior Priority Collateral Agent, for itself and on behalf of the other Junior Priority Secured Parties, shall each promptly execute and deliver to the Directing Term Loan Collateral Agent a substantially identical subordination agreement subordinating the Liens of each Junior Priority Collateral Agent for the benefit of (and on behalf of) the Junior Priority Secured Parties, respectively, to such Term Loan/ABL Facility Priority Collateral Lien.

(c)    [Reserved].

(d)    Insurance – Prior to Discharge of ABL Facility Obligations. Unless and until the Discharge of ABL Facility Obligations has occurred, the Directing ABL Facility Collateral Agent shall have the sole and exclusive right, subject to the rights of the Grantors under the ABL Facility Documents, to adjust settlement for any Insurance policy covering the ABL Facility Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) in respect of the ABL Facility Priority Collateral; provided that, if any Insurance claim includes both ABL Facility Priority Collateral and Term Loan Priority Collateral, the insurer will not settle such claim separately with respect to ABL Facility Priority Collateral and Term Loan Priority Collateral, and if the Directing ABL Facility Collateral Agent and Directing Term Loan Collateral Agent are unable after negotiating in good faith to agree on the settlement for such claim, either Directing Collateral Agent may apply to a court of competent jurisdiction to make a determination as to the settlement of such claim, and the court’s determination shall be binding upon the parties. If any Term Loan Collateral Agent, any Term Loan Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party shall, at any time, receive any Proceeds of any such Insurance policy or any such award or payment in contravention of this Section 4.5(d), it shall pay such Proceeds over to the Directing ABL Facility Collateral Agent in accordance with the terms of Section 4.4(a).

(e)    Insurance – After Discharge of ABL Facility Obligations and Prior to Discharge of Term Loan Obligations. After the Discharge of ABL Facility Obligations and unless and until the Discharge of Term Loan Obligations has occurred, the Directing Term Loan Collateral Agent shall have the sole and exclusive right, subject to the rights of the Grantors under the Term Loan Documents, to adjust settlement for any Insurance policy covering the ABL Facility Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) in respect of the ABL Facility Priority Collateral; provided that, if any Insurance claim includes both ABL Facility Priority Collateral and Term Loan Priority Collateral, the insurer will not settle such claim separately with respect to ABL Facility Priority Collateral and Term Loan Priority Collateral, and if the Directing Term Loan Collateral Agent and Directing Term Loan Collateral Agent are unable after negotiating in good faith to agree on the settlement for such claim, either Directing Collateral Agent may apply to a court of competent jurisdiction to make a determination as to the settlement of such claim, and the court’s determination shall be binding upon the parties. If any Junior Priority Collateral Agent or any Junior Priority Secured Party shall, at any time, receive any Proceeds of any such Insurance policy or any such award or payment in contravention of this

Section 4.5(e), it shall pay such Proceeds over to the Term Loan Collateral Agent in accordance with the terms of Section 4.4(b).

(f) [Reserved].

(g)	Amendments to, and Refinancing of, ABL Facility Documents.

(i)    The ABL Facility Documents may be amended, restated, amended and restated, supplemented, increased or otherwise modified in accordance with their terms and the ABL Facility Obligations may (subject to compliance with Section 8.19) be Refinanced with replacement ABL Facility Obligations, in each case, without notice to, or the consent of, the Term Loan Collateral Agents, the other Term Loan Secured Parties, any Junior Priority Collateral Agent or other Junior Priority Secured Parties, all without affecting the Lien subordination or other provisions of this Agreement; provided, however, that any such amendment, restatement, amendment and restatement, replacement, supplement, modification or Refinancing of the ABL Facility Documents shall not, without the consent of the Directing Term Loan Collateral Agent and the Directing Junior Priority Collateral Agent contravene the provisions of this Agreement;

provided that, notwithstanding the provisions of this Section 4.5(g), the ABL Facility Documents may be amended, restated, amended and restated, supplemented, increased or otherwise modified and/or Refinanced from time to time in accordance with their terms in order to effect the making or provision of any incremental or increased revolving commitments under the ABL Facility Credit Agreement, in each case without notice to, or the consent of, any Term Loan Collateral Agent, any Term Loan Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party.

Subject to the provisions of the Term Loan Documents and the Junior Priority Documents, the ABL Facility Documents may be Refinanced with ABL Facility Obligations to the extent the terms and conditions of such Refinancing Indebtedness meet the requirements of this Section 4.5(g) and the holders of such Refinancing Indebtedness comply with Section 8.19.

(ii)    In the event the ABL Facility Collateral Agent or the ABL Facility Secured Parties and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the ABL Facility Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any ABL Facility Security Document or changing in any manner the rights of the ABL Facility Collateral Agent, such ABL Facility Secured Parties, the Company or any other Grantor thereunder, in each case with respect to or relating to the ABL Facility Priority Collateral, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Term Loan Security Document and the Comparable Junior Priority Security Document without the consent of any Term Loan Collateral Agent, the Term Loan Secured Parties, the Junior Priority Collateral Agents or the Junior Priority Secured Parties and without any action by any Term Loan Collateral Agent, the Junior Priority Collateral Agents, the Company or any other Grantor, provided, that (A) no such amendment, waiver or consent shall have the effect of (I) removing assets that constitute ABL Facility Priority Collateral subject to the Lien of the Term Loan Security Documents or the Junior Priority Security Documents, except to the extent that a release of such Lien is permitted or required by Section 4.5(a) and provided that there is a corresponding release of such Lien securing the ABL Facility Obligations, (II) imposing duties on any Term Loan Collateral Agent or any Junior Priority Collateral Agent without their respective consent or (III) permitting other liens on the ABL Facility Priority Collateral not permitted under the terms of the Term Loan Documents, the Junior Priority Documents or Section 4.6 and (B) notice by the ABL Facility Collateral Agent of such amendment, waiver or consent shall have been given to each Term Loan Collateral Agent and each Junior Priority Collateral Agent within ten (10) Business Days after the effective date of such amendment, waiver or consent.

(iii)    Following the Discharge of Term Loan Obligations, in the event the ABL Facility Collateral Agent or the ABL Facility Secured Parties and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the ABL Facility Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any ABL Facility Security Document or changing in any manner the rights of the ABL Facility Collateral Agent, such ABL Facility Secured Parties, the Company or any other Grantor thereunder, in each case with respect to or relating to the Term Loan Priority Collateral, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Junior Priority Security Document without the consent of any Junior Priority Collateral Agent or the Junior Priority Secured Parties and without any action by any Junior Priority Collateral Agent, the Company or any other Grantor, provided, that (A) no such amendment, waiver or consent shall have the effect of (I) removing assets that constitute Term Loan Priority Collateral subject to the Lien of the Junior Priority Security Documents, except to the extent that a release of such Lien is permitted or required by Section 4.5(a) and provided that there is a corresponding release of such Lien securing the ABL Facility Obligations, (II) imposing duties on any Junior Priority Collateral Agent without its consent or (III) permitting other liens on the Term Loan Priority Collateral not permitted under the terms of the Junior Priority Documents or Section 4.6 and (B) notice by the ABL Facility Collateral Agent of such amendment, waiver or consent shall have been given to each Junior Priority Collateral Agent within ten (10) Business Days after the effective date of such amendment, waiver or consent.

(iv)    The ABL Facility Collateral Agent shall endeavor to give prompt notice of any amendment, waiver or consent of an ABL Facility Document to each Term Loan Collateral Agent and each Junior Priority Collateral Agent after the effective date of such amendment, waiver or consent; provided that the failure of the ABL Facility Collateral Agent to give any such notice shall not affect the priority of the ABL Facility Collateral Agent’s Liens as provided herein or the validity or effectiveness of any such amendment as against the Grantors or any of their Subsidiaries.

(h)	Rights As Unsecured Creditors.

(i)    Except as otherwise set forth in this Agreement and without limiting the benefits afforded to the other Secured Parties hereunder, the Term Loan Collateral Agent and the Term Loan Secured Parties may exercise rights and remedies as unsecured creditors against the Company or any other Grantor in accordance with the terms of the Term Loan Documents to which it is a party and applicable law. Except as otherwise set forth in this Agreement, nothing in this Agreement shall prohibit the receipt by the Term Loan Collateral Agent or any Term Loan Secured Parties of the required payments of interest, principal, premiums, fees and other amounts in respect of the Term Loan Obligations so long as such receipt is not the direct or indirect result of the exercise by the Term Loan Collateral Agent or any Term Loan Secured Parties of rights or remedies as a secured creditor (including set-off) in respect of the ABL Facility Priority Collateral in contravention of this Agreement or enforcement in contravention of this Agreement of any Lien on ABL Facility Priority Collateral held by any of them. In the event the Term Loan Collateral Agent or any other Term Loan Secured Party becomes a judgment Lien creditor in respect of ABL Facility Priority Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment Lien shall be subordinated to the Liens securing ABL Facility Obligations on the same basis as the other Liens on the ABL Facility Priority Collateral securing the Term Loan Obligations are so subordinated to such Liens securing ABL Facility Obligations under this Agreement.

(ii)    [Reserved].

(iii)    Except as otherwise set forth in this Agreement, each Junior Priority Collateral Agent and the Junior Priority Secured Parties may exercise rights and remedies as unsecured creditors against the Company or any other Grantor in accordance with the terms of the Junior Priority Documents to which it is a party and applicable law. Except as otherwise set forth in this Agreement, nothing in this Agreement shall prohibit the receipt by any Junior Priority Collateral Agent or any Junior Priority Secured Parties of the required payments of interest, principal, premiums, fees and other amounts in respect of the Junior Priority Obligations so long as such receipt is not the direct or indirect result of the exercise by any Junior Priority Collateral Agent or any Junior Priority Secured Parties of rights or remedies as a secured creditor (including set-off) in respect of the ABL Facility Priority Collateral in contravention of this Agreement or enforcement in contravention of this Agreement of any Lien on the ABL Facility Priority Collateral held by any of them. In the event any Junior Priority Collateral Agent or any other Junior Priority Secured Party becomes a judgment Lien creditor in respect of ABL Facility Priority Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment Lien shall be subordinated to (x) the Liens securing ABL Facility Obligations and (y) the Liens securing the Term Loan Obligations, in each case, on the same basis as the other Liens on the ABL Facility Priority Collateral securing the Junior Priority Obligations are so subordinated to such ABL Facility Obligations and such Term Loan Obligations, respectively, under this Agreement.

(iv)    Except as otherwise set forth in this Agreement, nothing in this Agreement (w) impairs or otherwise adversely affects any rights or remedies the ABL Facility Collateral Agent or the other ABL Facility Secured Parties may have with respect to the ABL Facility Priority Collateral (x) from and after the Discharge of ABL Facility Obligations, impairs or otherwise adversely affects Term Loan Secured Parties may have with respect to the ABL Facility Priority Collateral or (y) from and after the Discharge of ABL Facility Obligations and the Discharge of Term Loan Obligations, impairs or otherwise adversely affects any rights or remedies any Junior Priority Collateral Agent or the other Junior Priority Secured Parties may have with respect to the ABL Facility Priority Collateral.

(i) Bailee	for Perfection – ABL Facility Collateral Agent.

(i)    The Directing ABL Facility Collateral Agent agrees to hold or control that part of the ABL Facility Priority Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC or other applicable law (such ABL Facility Priority Collateral being the “Pledged ABL Facility Priority Collateral”) as collateral agent for the ABL Facility Secured Parties which it represents as Collateral Agent and as bailee for and, with respect to any ABL Facility Priority Collateral that cannot be perfected in such manner, as agent for, each Term Loan Collateral Agent (on behalf of the Term Loan Secured Parties) and any Junior Priority Collateral Agent (on behalf of the Junior Priority Secured Parties) and any assignee thereof solely for the purpose of perfecting the security interest granted under the ABL Facility Documents, the Term Loan Documents and the Junior Priority Documents, respectively, subject to the terms and conditions of this Section 4.5(i).

(ii)    Subject to the terms of this Agreement, until the Discharge of ABL Facility Obligations has occurred, the Directing ABL Facility Collateral Agent shall be entitled to deal with the Pledged ABL Facility Priority Collateral in accordance with the terms of the ABL Facility Documents as if the Liens of each Term Loan Collateral Agent under the Term Loan Security Documents and any Junior Priority Collateral Agent under the Junior Priority Security Documents did not exist. The rights of each Term Loan Collateral Agent and any Junior Priority Collateral Agent shall at all times be subject to the terms of this Agreement and to the ABL Facility Collateral Agent’s rights under the ABL Facility Documents.

(iii)    The Directing ABL Facility Collateral Agent shall have no obligation whatsoever to any ABL Facility Secured Party, any Term Loan Collateral Agent, any Term Loan Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party to ensure that the Pledged ABL Facility Priority Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 4.5(i). The duties or responsibilities of the Directing ABL Facility Collateral Agent under this Section 4.5(i) shall be limited solely to holding the Pledged ABL Facility Priority Collateral as bailee or agent in accordance with this Section 4.5(i).

(iv)    The Directing ABL Facility Collateral Agent acting pursuant to this Section 4.5(i) shall not have by reason of the ABL Facility Security Documents, the Term Loan Security Documents, the Junior Priority Security Documents, this Agreement or any other document a fiduciary relationship in respect of any ABL Facility Secured Party, any Term Loan Collateral Agent, any Term Loan Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party.

(v)    Upon the Discharge of ABL Facility Obligations, the Directing ABL Facility Collateral Agent shall deliver or cause to be delivered the remaining Pledged ABL Facility Priority Collateral (if any) in its possession or in possession of its agents or bailees, together with any necessary endorsements, (A) first, to the Directing Term Loan Collateral Agent to the extent the Discharge of Term Loan Obligations has not occurred, (B) second, to the Directing Junior Priority Collateral Agent to the extent the Discharge of Junior Priority Obligations has not occurred and (C) third, to the applicable Grantor to the extent no ABL Facility Obligations, Term

Loan Obligations or Junior Priority Obligations remain outstanding (in each case, so as to allow such Person to obtain control of such Pledged ABL Facility Priority Collateral) and will cooperate with the Directing Term Loan Collateral Agent, the Directing Junior Priority Collateral Agent and such Grantor, as the case may be, in assigning (without recourse to or warranty by the Directing ABL Facility Collateral Agent or any other ABL Facility Secured Party or agent or bailee thereof) control over any other Pledged ABL Facility Priority Collateral under its control. The Directing ABL Facility Collateral Agent further agrees to take all other action reasonably requested by such Person (at the sole cost and expense of the Grantors or such Person) in connection with such Person obtaining a perfected security interest in the Pledged ABL Facility Priority Collateral or as a court of competent jurisdiction may otherwise direct. Notwithstanding the foregoing, with respect to any Deposit Accounts, Commodity Accounts or Securities Accounts, the ABL Facility Collateral Agent shall only be required to give notice of resignation to the counterparty thereunder.

(vi) Notwithstanding	anything to the contrary herein:

(A)    if, for any reason, the Discharge of Term Loan Obligations has not occurred upon the Discharge of ABL Facility Obligations, all rights of the ABL Facility Collateral Agent hereunder (1) with respect to the delivery and control of any part of the ABL Facility Priority Collateral, and (2) to direct, instruct, vote upon or otherwise influence the maintenance or disposition of such ABL Facility Priority Collateral, shall immediately, and (to the extent permitted by law) without further action on the part of any Term Loan Collateral Agent or any Junior Priority Collateral Agent, pass to the Directing Term Loan Collateral Agent, who shall thereafter hold such rights for the benefit of the Term Loan Secured Parties. Each of the Directing ABL Facility Agent and the Grantors agrees that it will (at the sole expense of the Grantors), if the Discharge of Term Loan Obligations has not occurred upon the Discharge of ABL Facility Obligations, take any other action required by any law or reasonably requested by the Directing Term Loan Collateral Agent (subject to any limitations set forth in the Term Loan Documents), in connection with the Directing Term Loan Collateral Agent’s establishment and perfection of a security interest in the ABL Facility Priority Collateral; or

(B)    [Reserved]; and

(C)    if, for any reason, the Discharge of Junior Priority Obligations has not occurred upon the Discharge of ABL Facility Obligations and the Discharge of Term Loan Obligations, all rights of the ABL Facility Collateral Agent and all rights of the Term Loan Collateral Agents hereunder (1) with respect to the delivery and control of any part of the ABL Facility Priority Collateral, and (2) to direct, instruct, vote upon or otherwise influence the maintenance or disposition of such ABL Facility Priority Collateral, shall immediately, and (to the extent permitted by law) without further action on the part of any of any Term Loan Collateral Agent, any Junior Priority Collateral Agent or the ABL Facility Collateral Agent, pass to the Directing Junior Priority Collateral Agent, who shall thereafter hold such rights for the benefit of the Junior Priority Secured Parties. Each of the Directing Term Loan Collateral Agent and Directing ABL Facility Collateral Agent and the Grantors agrees that it will (at the sole expense of the Grantors), if the Discharge of Junior Priority Obligations has not occurred upon the Discharge of ABL Facility Obligations and the Discharge of Term Loan Obligations, take any other action required by any law or reasonably requested by the Directing Junior Priority Collateral Agent (subject to any limitations set forth in the Junior Priority Documents), in connection with the Directing Junior Priority Collateral Agent’s establishment and perfection of a security interest in the ABL Facility Priority Collateral.

(vii)    Notwithstanding anything to the contrary contained herein, if for any reason, prior to the Discharge of ABL Facility Obligations, any Secured Party (other than the ABL Facility Collateral Agent) acquires possession of any Pledged ABL Facility Priority Collateral, such Secured Party shall hold same as bailee and/or agent to the same extent as is provided in preceding clause (i) with respect to Pledged ABL Facility Priority Collateral, provided that as soon as is practicable such Secured Party shall deliver or cause to be delivered such Pledged ABL Facility Priority Collateral to the ABL Facility Collateral Agent in a manner otherwise consistent with the requirements of preceding clause (v).

(j)    Bailee for Perfection – Term Loan Collateral Agent.

(i)    After the Discharge of ABL Facility Obligations has occurred, and to the extent that the Directing Term Loan Collateral Agent holds or controls any Pledged ABL Facility Priority Collateral, the Directing Term Loan Collateral Agent agrees to hold or control that part of the Pledged ABL Facility Priority Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC or other applicable law as collateral agent for the Term Loan Secured Parties and as bailee for and, with respect to any ABL Facility Priority Collateral that cannot be perfected in such manner, as agent for, the Directing Junior Priority Collateral Agent (on behalf of the Junior Priority Secured Parties) and any assignee thereof solely for the purpose of perfecting the security interest granted under the Junior Priority Documents, subject to the terms and conditions of this Section 4.5(j).

(ii)    Subject to the terms of this Agreement, after the Discharge of ABL Facility Obligations has occurred and until the Discharge of Term Loan Obligations has occurred, the Directing Term Loan Collateral Agent shall be entitled to deal with the Pledged ABL Facility Priority Collateral in accordance with the terms of the Term Loan Documents as if the Liens of any Junior Priority Collateral Agent under the Junior Priority Security Documents did not exist. The rights of each Junior Priority Collateral Agent shall at all times be subject to the terms of this Agreement and to the Term Loan Collateral Agent’s rights under the Term Loan Documents.

(iii)    The Directing Term Loan Collateral Agent shall have no obligation whatsoever to any Term Loan Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party to ensure that the Pledged ABL Facility Priority Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 4.5(j). The duties or responsibilities of the Directing Term Loan Collateral Agent under this Section 4.5(j) shall be limited solely to holding the Pledged ABL Facility Priority Collateral as bailee or agent in accordance with this Section 4.5(j).

(iv)    The Directing Term Loan Collateral Agent acting pursuant to this Section 4.5(j) shall not have by reason of the Term Loan Security Documents, the Junior Priority Security Documents, this Agreement or any other document a fiduciary relationship in respect of any Term Loan Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party.

(v)    Following the Discharge of ABL Facility Obligations and upon the Discharge of Term Loan Obligations, the Directing Term Loan Collateral Agent shall deliver or cause to be delivered the remaining Pledged ABL Facility Priority Collateral (if any) in its possession or in possession of its agents or bailees, together with any necessary endorsements, (A) first, to the Directing Junior Priority Collateral Agent to the extent a Discharge of Junior Priority Obligations has not occurred and (B) second, to the applicable Grantor to the extent no ABL Facility Obligations, Term Loan Obligations or Junior Priority Obligations remain outstanding (in each case, so as to allow such Person to obtain control of such Pledged ABL Facility Priority Collateral) and will cooperate with the Directing Junior Priority Collateral Agent and such Grantor, as the case may be, in assigning (without recourse to or warranty by the Directing Term Loan Collateral Agent or any other Term Loan Secured Party or agent or bailee thereof) control over any other Pledged ABL Facility Priority Collateral under its control. The Directing Term Loan Collateral Agent further agrees to take all other action reasonably requested by such Person (at the sole cost and expense of the Grantors or such Person) in connection with such Person obtaining a perfected security interest in the Pledged ABL Facility Priority Collateral or as a court of competent jurisdiction may otherwise direct. Notwithstanding the foregoing, with respect to any Deposit Accounts, Commodity Accounts or Securities Accounts, the Term Loan Collateral Agent shall only be required to give notice of resignation to the counterparty thereunder.

(k)    [Reserved].

(l)    When Discharge of ABL Facility Obligations Deemed to Not Have Occurred. Notwithstanding anything to the contrary herein, if substantially concurrently with or immediately after the Discharge of ABL Facility Obligations, the Company enters into any Permitted Refinancing of any ABL Facility Obligations pursuant to a new ABL Facility Credit Agreement in accordance with Section 8.19, then such Discharge of ABL Facility Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, and the obligations under the new ABL Facility Credit Agreement shall automatically be treated as ABL Facility Obligations (together with the ABL Facility Cash Management Obligations and ABL Facility Hedging Obligations thereunder each on the basis provided in the definition of “ABL Facility Obligations” contained herein) for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, the term “ABL Facility Credit Agreement” shall be deemed appropriately modified to refer to such new ABL Facility Credit Agreement and the ABL Facility Collateral Agent under such new ABL Facility Credit Agreement shall be the Directing ABL Facility Collateral Agent for all purposes hereof (who shall be the Directing ABL Facility Collateral Agent for all purposes hereof if the Permitted Refinancing is pursuant to a replacement of the ABL Facility Credit Agreement) and the new secured parties under such ABL Facility Documents (together with the ABL Facility Cash Management Creditors and ABL Facility Hedging Creditors thereunder) shall automatically be treated as ABL Facility Secured Parties for all purposes of this Agreement.

4.6    Insolvency or Liquidation Proceedings.

(a)    Finance and Sale Issues – ABL Facility Obligations. Until the Discharge of ABL Facility Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Directing ABL Facility Collateral Agent shall desire to permit the use of cash collateral (as such term (or any equivalent term) is defined in Section 363(a) of the Bankruptcy Code or, to the extent applicable, any other Debtor Relief Law) constituting ABL Facility Priority Collateral or to permit the Company or any other Grantor to obtain a financing, whether from any ABL Facility Secured Parties or any other entity under Section 364 of the Bankruptcy Code or any similar Debtor Relief Law, that is secured by a Lien that is (I) senior or pari passu with the Liens on the ABL Facility Priority Collateral securing the ABL Facility Obligations and (II) junior to the Liens on the Term Loan Priority Collateral securing the Term Loan Obligations (each, a “ABL Facility DIP Financing”), then each Term Loan Collateral Agent, on behalf of itself and the other Term Loan Secured Parties, and each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, agrees that it will not oppose or raise any objection to or contest (or join with or support any third party opposing, objecting or contesting) such use of cash collateral constituting ABL Facility Priority Collateral or such ABL Facility DIP Financing and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the Directing ABL Facility Collateral Agent or to the extent permitted by Section 4.6(e)) and the Term Loan Collateral Agent and each Junior Priority Collateral Agent will each subordinate its Liens in the ABL Facility Priority Collateral to the Liens securing such ABL Facility DIP Financing (and all interest and other obligations relating thereto), all adequate protection Liens thereon granted to the ABL Facility Secured Parties, and any “carve out” for professional or trustees fees therefrom and court ordered charges that have been agreed to by the Directing ABL Facility Collateral Agent; provided that (A) the aggregate principal amount of the ABL Facility DIP Financing plus the aggregate outstanding principal amount of ABL Facility Obligations constituting loans under the ABL Facility Documents plus the aggregate face amount of any letters of credit plus the amount secured by such court ordered charges issued and not reimbursed under the ABL Facility Documents shall not exceed the maximum amount of ABL Facility Obligations permitted to be incurred (including pursuant to Section 2.14 thereof, and assuming that all conditions and requirements to the incurrence of ABL Facility Obligations thereunder are satisfied at all times) or outstanding under the ABL Facility Credit Agreement (as in effect on the date hereof) on the date of commencement of such Insolvency or Liquidation Proceeding as estimated by the ABL Facility Administrative Agent and (B)(w) each of the Term Loan Collateral Agents, the other Term Loan Secured Parties, each Junior Priority Collateral Agent and the other Junior Priority Secured Parties retain a Lien on the Collateral to secure the Term Loan Obligations and Junior Priority Obligations, respectively, and, with respect to the Term Loan Priority Collateral only, with the same priority as existed prior to the commencement of the Insolvency or Liquidation Proceeding, (x) to the extent that the ABL Facility Collateral Agent is granted adequate protection in the form of a Lien, the Term Loan Collateral Agents and each Junior Priority Collateral Agent are each permitted to seek a Lien (and the ABL Facility Collateral Agent or any ABL Facility Secured Party will not object to the seeking of any such Lien) on Collateral arising after the commencement of the Insolvency or Liquidation Proceeding (so long as, with respect to ABL Facility Priority Collateral, such Lien is junior to the Liens securing or providing adequate protection (as applicable) for such ABL Facility DIP Financing and the ABL Facility Obligations), (y) the foregoing provisions of this Section 4.6(a) shall not prevent the Term Loan Collateral Agents, the Term Loan Secured Parties, each Junior Priority Collateral Agent and the Junior Priority Secured Parties from objecting to any provision in any ABL Facility DIP Financing relating to any provision or content of a plan of reorganization or other plan of similar effect under any Debtor Relief Laws that are inconsistent with this Agreement and (z) the terms of such ABL Facility DIP Financing do not require any Grantor to seek approval for any plan of reorganization that is inconsistent with this Agreement. The Term Loan Collateral Agents, on behalf of the Term Loan Secured Parties, and each Junior Priority Collateral Agent, on behalf of the Junior Priority Secured Parties, each agrees that it will not raise any objection or oppose a sale or other disposition of any ABL Facility Priority Collateral free and clear of its Liens (subject to attachment of Proceeds with respect to the Second Priority Lien on the ABL Facility Priority Collateral in favor of the Term Loan Collateral Agent and the Third Priority Lien on the ABL Facility Priority Collateral in favor of each Junior Priority Collateral Agent in the same order and manner as otherwise set forth herein) or other claims under Section 363 of the Bankruptcy Code, except for any objection or opposition that could be asserted by any Term Loan Secured Party or any Junior Priority Secured Party as an unsecured creditor in any such Insolvency or Liquidation Proceeding or other proceeding for approval by a court if the ABL Secured Parties have consented to such sale or disposition of such assets; provided that any of the Term Loan Collateral Agents, the other Term Loan Secured Parties, each Junior Priority Collateral Agent and the other Junior Priority Secured Parties shall be entitled to seek and exercise credit bid rights in respect of any such sale or disposition; provided further, that such credit bid may only be made to the extent it includes a cash purchase price component payable at the closing of the sale in an amount that would be sufficient on the date of the closing of the sale to pay or satisfy in full all ABL Facility Obligations (and, in the case of a credit bid by any Junior Priority Secured Party, to also pay or satisfy in full all Term Loan Obligations). Each of the Directing Term Loan Collateral Agent, on behalf of itself and each other Term Loan Secured Party and the Directing Junior Priority Collateral Agent, on behalf of itself and each other Junior Priority Secured Party, agrees that it will not provide or seek (or support any other Person that is not an ABL Facility Secured Party seeking) to provide ABL Facility DIP Financing to the Company or any other Grantor so long as the Directing ABL Facility Collateral Agent or any other ABL Facility Secured Party shall desire to provide such ABL Facility DIP Financing; provided, however, in the event that no ABL Facility Secured Party desires to provide an ABL Facility DIP Financing, the Directing ABL Facility Collateral Agent, on behalf of itself and each other ABL Facility Secured Party, reserves the right to object to the provision of any ABL Facility DIP Financing by any Term Loan Secured Party or any Junior Priority Secured Party.

(b)    Finance and Sale Issues – Term Loan Obligations. After the Discharge of ABL Facility Obligations has occurred and until the Discharge of Term Loan Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Directing Term Loan Collateral Agent shall desire to permit the use of cash collateral (as such term (or any equivalent term) is defined in Section 363(a) of the Bankruptcy Code or, to the extent applicable, any other Debtor Relief Law) constituting ABL Facility Priority Collateral or to permit the Company or any other Grantor to obtain a financing, whether from any Term Loan Secured Parties or any other entity under Section 364 of the Bankruptcy Code or any similar Debtor Relief Law, that is secured by a Lien that is senior or pari passu with the Liens on the ABL Facility Priority Collateral securing the Term Loan Obligations (a “Term Loan ABL Facility Priority Collateral DIP Financing”), then each Junior Priority Collateral

Agent, on behalf of itself and the other Junior Priority Secured Parties, agrees that it will not oppose or raise any objection to or contest (or join with or support any third party opposing, objecting or contesting) such use of cash collateral constituting ABL Facility Priority Collateral or such Term Loan ABL Facility Priority Collateral DIP Financing and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the Directing Term Loan Collateral Agent or to the extent permitted by Section 4.6(e)) and each Junior Priority Collateral Agent will each subordinate its Liens in the ABL Facility Priority Collateral to the Liens securing such Term Loan ABL Facility Priority Collateral DIP Financing (and all interest and other obligations relating thereto), all adequate protection Liens thereon granted to the Term Loan Secured Parties, and any “carve out” therefrom for professional or trustee fees agreed to by the Directing Term Loan Collateral Agent; provided that (A) the aggregate principal amount of the Term Loan ABL Facility Priority DIP Financing plus the aggregate outstanding principal amount of Term Loan Obligations constituting loans under the Term Loan Documents shall not exceed the maximum amount of Term Loan Obligations permitted to be outstanding under the Term Loan Credit Agreement (as in effect on the date hereof) on the date of commencement of such Insolvency or Liquidation Proceeding and (B)(w) each Junior Priority Collateral Agent and the other Junior Priority Secured Parties retain a Lien on the Collateral to secure the Junior Priority Obligations, respectively, and, with respect to the Term Loan Priority Collateral only, with the same priority as existed prior to the commencement of the Insolvency or Liquidation Proceeding, (x) to the extent that the Term Loan Collateral Agent is granted adequate protection in the form of a Lien and each Junior Priority Collateral Agent are each permitted to seek a Lien (and the Term Loan Collateral Agent or any Term Loan Secured Party will not object to the seeking of any such Lien) on Collateral arising after the commencement of the Insolvency or Liquidation Proceeding (so long as, with respect to ABL Facility Priority Collateral, such Lien is junior to the Liens securing or providing adequate protection (as applicable) for such Term Loan ABL Facility Priority Collateral DIP Financing and the Term Loan Obligations), (y) the foregoing provisions of this Section 4.6(b) shall not prevent any Junior Priority Collateral Agent and the Junior Priority Secured Parties from objecting to any provision in any Term Loan ABL Facility Priority Collateral DIP Financing relating to any provision or content of a plan of reorganization or other plan of similar effect under any Debtor Relief Laws that are inconsistent with this Agreement and (z) the terms of such Term Loan ABL Facility Priority Collateral DIP Financing do not require any Grantor to seek approval for any plan of reorganization that is inconsistent with this Agreement. Each Junior Priority Collateral Agent, on behalf of the Junior Priority Secured Parties, agrees that it will not raise any objection or oppose a sale or other disposition of any ABL Facility Priority Collateral free and clear of its Liens (subject to attachment of Proceeds with respect to the Third Priority Lien on the ABL Facility Priority Collateral in favor of any Junior Priority Collateral Agent in the same order and manner as otherwise set forth herein) or other claims under Section 363 of the Bankruptcy Code, except for any objection or opposition that could be asserted by any Junior Priority Secured Party as an unsecured creditor in any such Insolvency or Liquidation Proceeding or other proceeding for approval by a court, if the Term Loan Secured Parties have consented to such sale or disposition of such assets; provided that any of each Junior Priority Collateral Agent and the other Junior Priority Secured Parties shall be entitled to seek and exercise credit bid rights in respect of any such sale or disposition; provided further, that such credit bid may only be made to the extent it includes a cash purchase price component payable at the closing of the sale in an amount that would be sufficient on the date of the closing of the sale to pay or satisfy in full all Term Loan Obligations. The Directing Junior Priority Collateral Agent, on behalf of itself and each other Junior Priority Secured Party, agrees that it will not provide or seek (or support any other Person that is not a Term Loan Secured Party seeking) to provide Term Loan ABL Facility Priority Collateral DIP Financing to the Company or any other Grantor so long as the Directing Term Loan Collateral Agent or any other Term Loan Secured Party shall desire to provide such Term Loan ABL Facility Priority Collateral DIP Financing; provided, however, in the event that no Term Loan Secured Party desires to provide a Term Loan ABL Facility Priority Collateral DIP Financing, the Directing Term Loan Collateral Agent, on behalf of itself and each other Term Loan Secured Party, reserves the right to object to the provision of any Term Loan ABL Facility Priority Collateral DIP Financing by any Junior Priority Secured Party.

(c)    [Reserved].

(d)    Relief from the Automatic Stay.

(i)    Until the Discharge of ABL Facility Obligations has occurred, the Term Loan Collateral Agent, on behalf of itself and the other Term Loan Secured Parties, and each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the ABL Facility Priority Collateral, without the prior written consent of the Directing ABL Facility Collateral Agent.

(ii)    After the Discharge of ABL Facility Obligations has occurred and until the Discharge of Term Loan Obligations has occurred, each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the ABL Facility Priority Collateral, without the prior written consent of the Directing Term Loan Collateral Agent.

(e)    Adequate Protection.

(i)    Each of the Term Loan Collateral Agent, on behalf of itself and the other Term Loan Secured Parties and each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, agrees that none of them shall contest (or support any other Person contesting) (A) any request by the ABL Facility Collateral Agent or the ABL Facility Secured Parties for adequate protection (or similar protection under any Debtor Relief Law) with respect to any ABL Facility Priority Collateral, (B) so long as the request for adequate protection (or similar protection under any Debtor Relief Law) is in the form of an additional or replacement Lien on the Term Loan Priority Collateral that is junior to the Liens on the Term Loan Priority Collateral securing or providing adequate protection (or similar protection under any Debtor Relief Law) for the Term Loan Obligations, any request by the ABL Facility Collateral Agent or the ABL Facility Secured Parties for adequate protection with respect to any Term Loan Priority Collateral or (C) any objection by the ABL Facility Collateral Agent or the ABL Facility Secured Parties to any motion, relief, action or proceeding based on the ABL Facility Collateral Agent or the ABL Facility Secured Parties claiming a lack of adequate protection (or similar protection under any Debtor Relief Law) with respect to the ABL Facility Priority Collateral. Notwithstanding the foregoing provisions in this Section 4.6(e)(i), in any Insolvency or Liquidation Proceeding, (A) if the ABL Facility Secured Parties (or any subset thereof) are granted adequate protection in the form of additional or replacement collateral in the nature of assets constituting ABL Facility Priority Collateral in connection with any ABL Facility DIP Financing or use of cash collateral constituting ABL Facility Priority Collateral, then each of the Term Loan Collateral Agent, on behalf of itself and the other Term Loan Secured Parties and any Junior Priority Collateral Agent, on behalf of itself or any of the other Junior Priority Secured Parties, may seek or request adequate protection in the form of a Lien on such additional or replacement collateral, which Lien will be subordinated to the Liens securing or providing adequate protection (as applicable for the ABL Facility Obligations and such ABL Facility DIP Financing (and all obligations relating thereto) on the same basis as the other Liens on ABL Facility Priority Collateral securing the Term Loan Obligations or Junior Priority Obligations, as the case may be, are so subordinated to the Liens securing ABL Facility Obligations under this Agreement, and (B) in the event the Term Loan Collateral Agent, on behalf of itself and the other Term Loan Secured Parties or each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, seeks or requests adequate protection in respect of ABL Facility Priority Collateral securing Term Loan Obligations or Junior Priority Obligations and such adequate protection is granted in the form of additional or replacement collateral in the nature of assets constituting ABL Facility Priority Collateral, then each of the Term Loan Collateral Agent, on behalf of itself and the other Term Loan Secured Parties and each Junior Priority Collateral Agent, on behalf of itself or any of the other Junior Priority Secured Parties, agrees that the ABL Facility Collateral Agent shall also be granted a senior Lien on such additional or replacement collateral as security and adequate protection for the ABL Facility Obligations and for any such ABL Facility DIP Financing and that any Lien on such additional or replacement collateral securing or providing adequate protection for the Term Loan Obligations or Junior Priority Obligations, as the case may be, shall be subordinated to the Liens on such collateral securing the ABL Facility Obligations and any such ABL Facility DIP Financing (and all obligations relating thereto) and to any other Liens on such collateral granted to the ABL Facility Secured Parties as adequate protection on the same basis as the other Liens on ABL Facility Priority Collateral securing the Term Loan Obligations and Junior Priority Obligations are so subordinated to such Liens securing ABL Facility Obligations under this Agreement.

(ii)    Each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, agrees that none of them shall contest (or support any other Person contesting) (A) any request by the Term Loan Collateral Agent or the Term Loan Secured Parties for adequate protection (or similar protection under any Debtor Relief Law) with respect to any ABL Facility Priority Collateral or (B) any objection by the Term Loan Collateral Agent or the Term Loan Secured Parties to any motion, relief, action or proceeding based on the Term Loan Collateral Agent or the Term Loan Secured Parties claiming a lack of adequate protection (or similar protection under any Debtor Relief Law) with respect to the ABL Facility Priority Collateral. Notwithstanding the foregoing provisions in this Section 4.6(e)(ii), in any Insolvency or Liquidation Proceeding, (A) if the Term Loan Secured Parties (or any subset thereof) are granted adequate protection in the form of additional or replacement collateral in the nature of assets constituting ABL Facility Priority Collateral in connection with any ABL Facility DIP Financing, Term Loan ABL Facility Priority Collateral DIP Financing or use of cash collateral constituting ABL Facility Priority Collateral, then any Junior Priority Collateral Agent, on behalf of itself or any of the other Junior Priority Secured Parties, may seek or request adequate protection in the form of a Lien on such additional or replacement collateral, which Lien will be subordinated to the Liens securing and providing adequate protection for the Term Loan Obligations and such ABL Facility DIP Financing or Term Loan ABL Facility Priority Collateral DIP Financing (and all obligations relating thereto) on the same basis as the other Liens on ABL Facility Priority Collateral securing or providing adequate protection for the Junior Priority Obligations are so subordinated to the Liens securing Term Loan Obligations under this Agreement, and (B) in the event any Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, seeks or requests adequate protection in respect of ABL Facility Priority Collateral securing or Junior Priority Obligations and such adequate protection is granted in the form of additional or replacement collateral in the nature of assets constituting ABL Facility Priority Collateral, then each Junior Priority Collateral Agent, on behalf of itself or any of the other Junior Priority Secured Parties, agrees that the Term Loan Collateral Agent shall also be granted a senior Lien on such additional or replacement collateral as security or adequate protection for the Term Loan Obligations and for any such ABL Facility DIP Financing or Term Loan ABL Facility Priority Collateral DIP Financing and that any Lien on such additional or replacement collateral securing or replacement the Junior Priority Obligations shall be subordinated to the Liens on such collateral securing or providing adequate protection for the Term Loan Obligations and any such ABL Facility DIP Financing or Term Loan ABL Facility Priority Collateral DIP Financing (and all obligations relating thereto) and to any other Liens on such collateral granted to the Term Loan Secured Parties as adequate protection on the same basis as the other Liens on ABL Facility Priority Collateral securing the Junior Priority Obligations are so subordinated to such Liens securing Term Loan Obligations under this Agreement.

(f)    No Waiver. Subject to the proviso in clause (ii) of Section 4.1(a), nothing contained herein shall prohibit or in any way limit the ABL Facility Collateral Agent or any ABL Facility Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Term Loan Collateral Agent, any of the Term Loan Secured Parties, any Junior Priority Collateral Agent or any of the Junior Priority Secured Parties in respect of the ABL Facility Priority Collateral, including the seeking by any Term Loan Collateral Agent, any Term Loan Secured Parties, any Junior Priority Collateral Agent or any Junior Priority Secured Party of adequate protection in respect thereof or the asserting by any Term Loan Collateral Agent, any Term Loan Secured Parties, any Junior Priority Collateral Agent or any Junior Priority Secured Parties of any of its rights and remedies under the Term Loan Documents or Junior Priority Documents, as the case may be, or otherwise in respect thereof.

(g)    Waiver. Each of the Term Loan Collateral Agents, for themselves and on behalf of the other Term Loan Secured Parties, and each Junior Priority Collateral Agent, for itself and on behalf of the other Junior Priority Secured Parties, waives, to the extent applicable, any claim it may hereafter have against any ABL Facility Secured Party arising out of the election of any ABL Facility Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in each case in connection with the ABL Facility Priority Collateral in any Insolvency or Liquidation Proceeding.

4.7    Reliance; Waivers; Etc.

(a)    Reliance. Other than any reliance on the terms of this Agreement, the Term Loan Collateral Agents, on behalf of themselves and the other Term Loan Secured Parties under their Term Loan Documents, and the Junior Priority Secured Parties under its Junior Priority Documents each acknowledges that it and the Secured Parties under the Term Loan Documents and Junior Priority Documents, respectively, have, independently and without reliance on the ABL Facility Collateral Agent or any ABL Facility Secured Parties, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Term Loan Documents and the Junior Priority Documents, respectively, and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Term Loan Credit Agreement, Junior Priority Document or this Agreement.

(b)    No Warranties or Liability. Each of the Term Loan Collateral Agents, on behalf of themselves and the other Term Loan Secured Parties, and each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, acknowledges and agrees that the ABL Facility Collateral Agent and the ABL Facility Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the ABL Facility Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The ABL Facility Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under their respective ABL Facility Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The ABL Facility Collateral Agent and the ABL Facility Secured Parties shall have no duty to the Term Loan Collateral Agents, any of the Term Loan Secured Parties, any Junior Priority Collateral Agent or the Junior Priority Secured Parties to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any other Grantor (including the ABL Facility Documents, the Term Loan Documents and the Junior Priority Documents), regardless of any knowledge thereof which they may have or be charged with.

Section 5. General.

5.1    Legends. The Grantors agree that each Debt Agreement and each Security Document shall include the following language (with any necessary modifications to give effect to applicable definitions) (or language to similar effect approved by the Directing Collateral Agents):

“Notwithstanding anything herein to the contrary, the liens and security interests granted to the [ABL Facility Collateral Agent] [Term Loan Collateral Agent] [Ontario Capex Facility Lender] [Federal Capex Facility Provider] pursuant to this Agreement in any Collateral and the exercise of any right or remedy by the [ABL Facility Collateral Agent] [Term Loan Collateral Agent] [Ontario Capex Facility Lender] [Federal Capex Facility Provider] with respect to any Collateral hereunder are subject to the provisions of the Intercreditor Agreement, dated as of November 30, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among ALGOMA STEEL INTERMEDIATE HOLDINGS INC., a corporation incorporated under the laws of the Province of British Columbia, ALGOMA STEEL INC., a corporation incorporated under the laws of the Province of British Columbia, the other Grantors from time to time party thereto, WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as ABL Facility Administrative Agent and as ABL Facility Collateral Agent, CORTLAND CAPITAL MARKET SERVICES, LLC, as Term Loan Administrative Agent and as Term Loan Collateral Agent, HER MAJESTY THE QUEEN IN RIGHT OF ONTARIO, AS REPRESENTED BY THE MINISTER OF ENERGY, NORTHERN DEVELOPMENT AND MINES as the Ontario Capex Facility Lender and, upon execution of an Intercreditor Agreement Joinder pursuant to Section 8.22 thereof, HER MAJESTY THE QUEEN IN RIGHT OF CANADA, AS REPRESENTED BY THE MINISTER RESPONSIBLE FOR THE FEDERAL ECONOMIC DEVELOPMENT AGENCY FOR SOUTHERN ONTARIO as the Federal Capex Facility Provider, and certain other Persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

In addition, the Grantors agree that each mortgage or deed of trust in favor of any Secured Parties covering any Collateral shall also contain such other language as any Collateral Agent may reasonably request to reflect the subordination of such mortgage to the mortgage in favor of such Collateral Agent on behalf of the applicable Secured Parties covering such Collateral.

5.2    Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of any two or more of the Term Loan Obligations, the Junior Priority Obligations and the ABL Facility Obligations, then, to the extent the debt obligations distributed on account of such Term Loan Obligations, such Junior Priority Obligations or such ABL Facility Obligations (as applicable) are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

5.3    Post-Petition Interest.

(a)    None of the ABL Facility Collateral Agent, any ABL Facility Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party shall oppose or seek to challenge any claim by the Term Loan Collateral Agent or any Term Loan Secured Party for allowance in any Insolvency or Liquidation Proceeding of Term Loan Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Term Loan Secured Party’s Lien on the Term Loan Priority Collateral (without regard to the existence of the junior Liens of the ABL Facility Collateral Agent on behalf of the ABL Facility Secured Parties or each Junior Priority Collateral Agent, on behalf of the Junior Priority Secured Parties, as the case may be, on the Term Loan Priority Collateral) or the ABL Facility Priority Collateral (after taking into account the senior Lien of the ABL Facility Collateral Agent on behalf of the ABL Facility

Secured Parties on the ABL Facility Priority Collateral, but without regard to the existence of the junior Lien of the Junior Priority Collateral Agents, on behalf of the Junior Priority Secured Parties on the ABL Facility Priority Collateral).

(b)    None of any Term Loan Collateral Agent, any Term Loan Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party shall oppose or seek to challenge any claim by the ABL Facility Collateral Agent or any ABL Facility Secured Party for allowance in any Insolvency or Liquidation Proceeding of ABL Facility Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Lien of the ABL Facility Collateral Agent on behalf of the ABL Facility Secured Parties on the Term Loan Priority Collateral (after taking into account the senior Liens of the Term Loan Collateral Agent, on behalf of the Term Loan Secured Parties, but without regard to the existence of the junior liens of any Junior Priority Collateral Agent, on behalf of the Junior Priority Security Parties, on the Term Loan Priority Collateral) or the ABL Facility Priority Collateral (without regard to the existence of the junior Liens of the Term Loan Collateral Agent, on behalf of the Term Loan Secured Parties, or any Junior Priority Collateral Agent, on behalf of the Junior Priority Secured Parties, on the ABL Facility Priority Collateral).

(c)    None of the ABL Facility Collateral Agent, any ABL Facility Secured Party, the Term Loan Collateral Agents or any Term Loan Secured Party shall oppose or seek to challenge any claim by any Junior Priority Collateral Agent or any Junior Priority Secured Party for allowance in any Insolvency or Liquidation Proceeding of Junior Priority Obligations consisting of post-petition interest, fees, or expenses to the extent of the value of the Junior Priority Secured Party’s Lien on the Term Loan Priority Collateral (after taking into account the senior Lien of the Term Loan Collateral Agents on behalf of the Term Loan Secured Parties and the ABL Facility Collateral Agent on behalf of the ABL Facility Secured Parties, as the case may be, on the Term Loan Priority Collateral) or the ABL Facility Priority Collateral (after taking into account the senior Liens of the ABL Facility Collateral Agent on behalf of the ABL Facility Secured Parties and the Term Loan Collateral Agents on behalf of the Term Loan Secured Parties, as the case may be, on the ABL Facility Priority Collateral).

5.4    Obligations Unconditional. All rights, interests, agreements and obligations of the Term Loan Collateral Agents and the Term Loan Secured Parties, any Junior Priority Collateral Agent and the Junior Priority Secured Parties and the ABL Facility Collateral Agent and the ABL Facility Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:

(i)    any lack of validity or enforceability of any Term Loan Document, any Junior Priority Document or any ABL Facility Document;

(ii)    except as otherwise set forth in the Agreement, any change permitted hereunder in the time, manner or place of payment of, or in any other terms of, all or any of the Term Loan Obligations, Junior Priority Obligations or ABL Facility Obligations, or any amendment, restatement, waiver or other modification or refinancing permitted hereunder, whether by course of conduct or otherwise of the terms of any Term Loan Document, Junior Priority Document or any ABL Facility Document;

(iii)    except as otherwise set forth in the Agreement, any exchange, release, voiding, avoidance, preference or non-perfection of any security interest in any Term Loan Priority Collateral or any ABL Facility Priority Collateral or any amendment, waiver or other modification permitted hereunder, whether in writing or by course of conduct or otherwise, of all or any of the Term Loan Obligations, Junior Priority Obligations or ABL Facility Obligations or any guarantee thereof;

(iv)    the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(v)    any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the Term Loan Obligations, Junior Priority Obligations or ABL Facility Obligations or of the ABL Facility Collateral Agent, any ABL Facility Secured Party, any Term Loan Collateral Agent, any Term Loan Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party in respect of this Agreement.

Section 6. Cooperation With Respect To ABL Facility Priority Collateral.

6.1    Consent to License to Use Intellectual Property. Each of the Term Loan Collateral Agents and each Junior Priority Collateral Agent (and any purchaser, assignee or transferee of assets as provided in Section 6.3) (a) consents (without any representation, warranty or obligation whatsoever) to the grant by any Grantor to the ABL Facility Collateral Agent of a non-exclusive royalty-free license to use, subject to any limitations and restrictions in any relevant Security Document for a period not to exceed 180 days (commencing with the earlier of the initiation of any enforcement of Liens by any of the Term Loan Collateral Agents (provided, in each case, that the ABL Facility Collateral Agent has received notice thereof) or the ABL Facility Collateral Agent) any Intellectual Property of such Grantor that is subject to a Lien held by a Term Loan Collateral Agent or any Junior Priority Collateral Agent, respectively (or any Intellectual Property acquired by such purchaser, assignee or transferee from any Grantor, as the case may be) and (b) grants, in its capacity as a secured party (or as a purchaser, assignee or transferee, as the case may be), to the ABL Facility Collateral Agent a non-exclusive royalty-free license to use for a period not to exceed 180 days (commencing with the initiation of any enforcement of Liens by any of any Term Loan Collateral Agents or any Junior Priority Collateral Agent (provided, that the ABL Facility Collateral Agent has received notice thereof)) any Intellectual Property that is subject to a Lien held by any Term Loan Collateral Agent or any Junior Priority Collateral Agent (or subject to such purchase, assignment or transfer, as the case may be), in each case in connection with the enforcement of any Lien held by the ABL Facility Collateral Agent upon any Inventory or other ABL Facility Priority Collateral of any Grantor and to the extent the use of such Intellectual Property is necessary or appropriate, in the good faith opinion of the ABL Facility Collateral Agent, to process, ship, collect, produce, store, complete, supply, lease, sell or otherwise dispose of any such Inventory or other ABL Facility Priority Collateral in any lawful manner; provided, however, that nothing contained in this Agreement shall restrict the rights of any Term Loan Collateral Agent from selling, assigning or otherwise transferring any Intellectual Property prior to the expiration of such 180-day period if the purchaser, assignee or transferee thereof agrees in writing (for the benefit of the ABL Facility Collateral Agent and the ABL Facility Secured Parties) to be bound by the provisions of this

Section 6.1. The 180 day license periods shall be tolled during the pendency of any Insolvency or Liquidation Proceeding of any Grantor pursuant to which the ABL Facility Collateral Agent is effectively stayed from enforcing its rights and remedies with respect to the ABL Facility Priority Collateral.

6.2    Access to Information. If a Term Loan Collateral Agent or any Junior Priority Collateral Agent takes actual possession of any documentation of a Grantor (whether such documentation is in the form of a writing or is stored in any computer, data equipment or data record in the physical possession of any Term Loan Collateral Agent or any Junior Priority Collateral Agent), then upon the reasonable request of the ABL Facility Collateral Agent and reasonable advance notice, such Term Loan Collateral Agent or Junior Priority Collateral Agent, as the case may be, will permit the ABL Facility Collateral Agent or its representative to inspect, use and copy such documentation.

6.3	Access to Property.

(a)    (i) If the ABL Facility Collateral Agent commences any action or proceeding with respect to any of its rights or remedies (including, but not limited to, any action of foreclosure but excluding any exercise of rights solely in connection with the occurrence and continuation of a Compliance Period, as such term is defined in the ABL Facility Credit Agreement, as in effect from time to time), enforcement, collection or execution with respect to the ABL Facility Priority Collateral (“ABL Facility Priority Collateral Enforcement Actions”) or if any Term Loan Collateral Agent or any Junior Priority Collateral Agent commences any action or proceeding with respect to any of its rights or remedies (including any action of foreclosure), enforcement, collection or execution with respect to the Term Loan Priority Collateral and such Term Loan Collateral Agent or Junior Priority Collateral Agent, as the case may be (or a purchaser at a foreclosure sale conducted in foreclosure of any Liens of any Term Loan Collateral Agent or any Junior Priority Collateral Agent or negotiated sale in lieu thereof) takes actual or constructive possession of Term Loan Priority Collateral of any Grantor (“Term Loan Priority Collateral Enforcement Actions”), then the Term Loan Secured Parties and the Term Loan Collateral Agents, or the Junior Priority Secured Parties and any Junior Priority Collateral Agent, as the case may be, shall (subject to, in the case of any Term Loan Priority Collateral Enforcement Action, a prior written request by the ABL Facility Collateral Agent to such Term Loan Collateral Agent or Junior Priority Collateral Agent, as the case may be (the “Term Loan Priority Collateral Enforcement Action Notice”)) (x) cooperate with the ABL Facility Collateral Agent (and with its officers, employees, representatives and agents) in its efforts to conduct ABL Facility Priority Collateral Enforcement Actions in the ABL Facility Priority Collateral and to finish any work-in-process and collect, process, ship, produce, store, complete, supply, lease, sell or otherwise handle, deal with, assemble or dispose of, in any lawful manner, the ABL Facility Priority Collateral, (y) not hinder or restrict in any respect the ABL Facility Collateral Agent from conducting ABL Facility Priority Collateral Enforcement Actions in the ABL Facility Priority Collateral or from finishing any work-in-process or collecting, processing, shipping, producing, storing, completing, supplying, leasing, selling or otherwise handling, dealing with, assembling or disposing of, in any lawful manner, the ABL Facility Priority Collateral, and (z) permit the ABL Facility Collateral Agent, its employees, agents, advisers and representatives, at the cost and expense of the ABL Facility Secured Parties (but with the Grantors’ reimbursement and indemnity obligation with respect thereto), to enter upon and use the Term Loan Priority

Collateral (including equipment, processors, computers and other machinery related to the storage or processing of records, documents or files and intellectual property), for a period (I) commencing on the date of the initial ABL Facility Priority Collateral Enforcement Action or the date of delivery of the Term Loan Priority Collateral Enforcement Action Notice, as the case may be, and (II) ending on the earlier of the date occurring 180 days thereafter and the date on which all ABL Facility Priority Collateral (other than ABL Facility Priority Collateral abandoned by the ABL Facility Collateral Agent in writing) has been removed from the Term Loan Priority Collateral (such period, the “ABL Facility Priority Collateral Processing and Sale Period”), for purposes of:

(A)    assembling and storing the ABL Facility Priority Collateral and completing the processing of and turning into finished goods any ABL Facility Priority Collateral consisting of work-in-process or raw materials;

(B)    selling any or all of the ABL Facility Priority Collateral located in or on such Term Loan Priority Collateral, whether in bulk, in lots or to customers in the ordinary course of business or otherwise;

(C)    removing and transporting any or all of the ABL Facility Priority Collateral located in or on such Term Loan Priority Collateral;

(D)    otherwise collecting, processing, shipping, producing, storing, completing, supplying, leasing, selling or otherwise handling, dealing with, assembling or disposing of, in any lawful manner, the ABL Facility Priority Collateral; and/or

(E)    taking reasonable actions to protect, secure, and otherwise enforce the rights or remedies of the ABL Facility Secured Parties and/or the ABL Facility Collateral Agent (including with respect to any ABL Facility Priority Collateral Enforcement Actions) in and to the ABL Facility Priority Collateral;

provided, however, that nothing contained in this Agreement shall restrict the rights of any Term Loan Collateral Agent from selling, assigning or otherwise transferring any Term Loan Priority Collateral prior to the expiration of such ABL Facility Priority Collateral Processing and Sale Period if the purchaser, assignee or transferee thereof agrees in writing (for the benefit of the ABL Facility Collateral Agent and the ABL Facility Secured Parties) to be bound by the provisions of this Section 6.3. If any stay or other order prohibiting the exercise of remedies with respect to the ABL Facility Priority Collateral has been entered by a court of competent jurisdiction, such ABL Facility Priority Collateral Processing and Sale Period shall be tolled during the pendency of any such stay or other order.

(ii)    During the period of actual occupation, use and/or control by the ABL Facility Secured Parties and/or the ABL Facility Collateral Agent (or their respective employees, agents, advisers and representatives) of any Term Loan Priority Collateral, the ABL Facility Secured Parties and the ABL Facility Collateral Agent shall be obligated to repair at their expense any physical damage to such Term Loan Priority Collateral resulting from such occupancy, use or control, and to leave such Term Loan Priority Collateral in substantially the same condition as it was at the commencement of such occupancy, use or control, ordinary wear and tear excepted.

Notwithstanding the foregoing, in no event shall the ABL Facility Secured Parties or the ABL Facility Collateral Agent have any liability to the Term Loan Secured Parties, the Term Loan Collateral Agents, the Junior Priority Secured Parties or any Junior Priority Collateral Agent pursuant to this Section 6.3(a) as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Term Loan Priority Collateral existing prior to the date of the exercise by the ABL Facility Secured Parties (or the ABL Facility Collateral Agent, as the case may be) of their rights under this Section 6.3(a) and the ABL Facility Secured Parties shall have no duty or liability to maintain the Term Loan Priority Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the ABL Facility Secured Parties, or for any diminution in the value of the Term Loan Priority Collateral that results from ordinary wear and tear resulting from the use of the Term Loan Priority Collateral by the ABL Facility Secured Parties in the manner and for the time periods specified under this Section 6.3(a) or as a result of the removal of the ABL Facility Priority Collateral. Without limiting the rights granted in this Section 6.3(a), the ABL Facility Secured Parties and the ABL Facility Collateral Agent shall cooperate with the Term Loan Secured Parties and the Term Loan Collateral Agent in connection with any efforts made by the Term Loan Secured Parties or the Term Loan Collateral Agent to sell the Term Loan Priority Collateral.

(b)    The ABL Facility Secured Parties shall (i) use the Term Loan Priority Collateral in accordance with applicable law and (ii) indemnify the Term Loan Secured Parties and the Junior Priority Secured Parties from any claim, loss, damage, cost or liability arising out of any claim asserted by any third party as a result of any acts or omissions by the ABL Facility Collateral Agent, or any of its agents or representatives, in connection with the exercise by the ABL Facility Secured Parties of their rights of access set forth in this Section 6.3. In no event shall any ABL Facility Secured Party have any liability to the Term Loan Secured Parties or the Junior Priority Secured Parties pursuant to this Section 6.3(b) or otherwise as a result of any condition on or with respect to the Term Loan Priority Collateral existing prior to the date of the exercise by the ABL Facility Secured Parties of their access rights under this Section 6.3(b), and the ABL Facility Secured Parties shall have no duty or liability to maintain the Term Loan Priority Collateral in a condition or manner better than that in which it was maintained prior to the access and/or use thereof by the ABL Facility Secured Parties.

(c)    Each of the Term Loan Collateral Agents and each Junior Priority Collateral Agent (or purchaser or its transferee or successor) (x) shall, at the request of the ABL Facility Collateral Agent, provide reasonable cooperation to the ABL Facility Collateral Agent in connection with the manufacture, production, completion, handling, removal and sale of any ABL Facility Priority Collateral by the ABL Facility Collateral Agent as provided above and (y) shall be entitled to receive, from the ABL Facility Collateral Agent, for their reasonable out-of-pocket costs and expenses incurred in connection with such cooperation, support and assistance to the ABL Facility Collateral Agent. Each of the Term Loan Collateral Agents and each Junior Priority Collateral Agent and/or any such purchaser (or its transferee or successor) shall not otherwise be required to manufacture, produce, complete, remove, insure, protect, store, safeguard, sell or deliver any inventory subject to any First Priority Lien held by the ABL Facility Collateral Agent or to provide any support, assistance or cooperation to the ABL Facility Collateral Agent in respect thereof.

6.4    Grantor Consent. The Company and the other Grantors consent to the performance by each of the Term Loan Collateral Agents and each Junior Priority Collateral Agent of the obligations set forth in this Section 6 and acknowledge and agree that neither the Term Loan Collateral Agents (nor any Term Loan Secured Party) nor any Junior Priority Collateral Agent (nor any Junior Priority Secured Party) shall be liable for any action taken or omitted to be taken by the ABL Facility Collateral Agent or any ABL Facility Secured Party or its or any of their officers, employees, agents successors or assigns in connection therewith or incidental thereto or in consequence thereof, including any improper use or disclosure of any proprietary information or other intellectual property by the ABL Facility Collateral Agent or any ABL Facility Secured Party or its or any of their officers, employees, agents, successors or assigns or any other damage to or misuse or loss of any property of the Grantors as a result of any action taken or omitted to be taken by the ABL Facility Collateral Agent or its officers, employees, agents, successors or assigns, except in each case as a result of gross negligence, bad faith or willful misconduct.

6.5    Exercise of Cash Dominion; Funds Deposited in Controlled Securities Accounts and Deposit Accounts. Each of the Term Loan Collateral Agent, for itself and on behalf of the other Term Loan Secured Parties and each Junior Priority Collateral Agent, for itself and on behalf of the other Junior Priority Secured Parties, hereby acknowledges and agrees that (a) the exercise of cash dominion by the ABL Facility Collateral Agent over any Securities Account or Deposit Account of any Grantor and application of funds in connection therewith to the ABL Facility Obligations shall not constitute an exercise of rights or remedies by the ABL Facility Collateral Agent for purposes of this Agreement and (b) all funds deposited in controlled Securities Accounts or Deposit Accounts and then applied to the ABL Facility Obligations shall be treated as ABL Facility Priority Collateral, and any claims that such funds constitute Term Loan Priority Collateral are waived except (i) to the extent that the ABL Facility Collateral Agent has received written notice of an enforcement action under any Term Loan Document or Junior Priority Document, (ii) to the extent the ABL Facility Collateral Agent has knowledge that such funds constitute Proceeds of Term Loan Priority Collateral, (iii) to the extent that the ABL Facility Collateral Agent has received written notice from any Term Loan Collateral Agent or any Junior Priority Collateral Agent prior to or within thirty (30) days of the application of such funds to the ABL Facility Obligations that such funds constitute Proceeds of Term Loan Priority Collateral or (iv) during an Insolvency or Liquidation Proceeding. Notwithstanding anything in this Agreement to the contrary, after any such notice described in clauses (i) and (iii) above or commencement of an Insolvency or Liquidation Proceeding against any Grantor, all identifiable cash proceeds of Term Loan Priority Collateral (whether or not deposited in controlled Securities Accounts or Deposit Accounts) shall constitute Term Loan Priority Collateral.

Section 7. Application of Proceeds.

7.1    Application of Proceeds in Distributions by the Term Loan Collateral Agent.

(a)    (i) Subject to Section 7.5, the Term Loan Collateral Agent will apply the Proceeds of any Term Loan Priority Collateral Enforcement Action and the Proceeds of any title insurance policy insuring any Term Loan Priority Collateral required under any Term Loan

Document, ABL Facility Document or Junior Priority Document permitted to be received by it, in the following order of application:

First, to the payment of all amounts payable under the Term Loan Documents on account of any Term Loan Collateral Agent’s fees, costs and expenses (including any reasonable legal fees, costs and expenses) or other liabilities of any kind incurred by any Term Loan Collateral Agent or any co-trustee or agent of any Term Loan Collateral Agent in connection with any Term Loan Document;

Second, to any administrative agent or trustee for any Term Loan Obligations for application to the payment of all outstanding Term Loan Obligations that are then due and payable in such order as may be provided in the Term Loan Documents in an amount sufficient to pay in full in cash all outstanding Term Loan Obligations that are then due and payable (including Post-Petition Interest) and Term Loan Hedging Obligations, if any, constituting Term Loan Obligations;

Third, to the payment of all amounts payable under the ABL Facility Documents on account of the ABL Facility Collateral Agent’s fees, costs and expenses (including any reasonable legal fees, costs and expenses) or other liabilities of any kind incurred by the ABL Facility Collateral Agent or any co-trustee or agent of the ABL Facility Collateral Agent in connection with any ABL Facility Document;

Fourth, to the ABL Facility Administrative Agent, for application to the payment of all outstanding ABL Facility Obligations that are then due and payable in such order as may be provided in the ABL Facility Documents in an amount sufficient to pay in full in cash all outstanding ABL Facility Obligations that are then due and payable (including Post-Petition Interest and including the discharge, cash collateralization or back-stopping (in an amount equal to 103% of the aggregate undrawn amount) of all outstanding letters of credit, ABL Facility Cash Management Obligations and ABL Facility Hedging Obligations, if any, constituting ABL Facility Obligations);

Fifth, to the payment of all amounts payable under the Junior Priority Documents on account of any Junior Priority Collateral Agent’s fees, costs and expenses (including any reasonable legal fees, costs and expenses) or other liabilities of any kind incurred by any Junior Priority Collateral Agent or any co-trustee or agent of any Junior Priority Collateral Agent in connection with any Junior Priority Document;

Sixth, to any administrative agent or trustee for any Junior Priority Obligations for application to the payment of all outstanding Junior Priority Obligations that are then due and payable in such order as may be provided in the Junior Priority Documents in an amount sufficient to pay in full in cash all outstanding Junior Priority Obligations that are then due and payable (including Post-Petition Interest); and

Seventh, any surplus remaining after the payment in full in cash of the amounts described in the preceding clauses will be paid to the Company or the applicable Grantor, as the case may be, its successors or assigns, or as a court of competent jurisdiction may direct.

(ii) In connection with the application of Proceeds pursuant to Section 7.1(a)(i), the Term Loan Collateral Agent may sell any non-Cash Proceeds for cash prior to the application of the Proceeds thereof.

(b) (i) Subject to Section 7.5, after the Discharge of ABL Facility Obligations the Term Loan Collateral Agent will apply the Proceeds of any ABL Facility Priority Collateral Enforcement Action and the Proceeds of any title insurance policy insuring any ABL Facility Priority Collateral required under any Term Loan Document, ABL Facility Document or Junior Priority Document permitted to be received by it, in the following order of application:

First, to the payment of all amounts payable under the Term Loan Documents on account of any Term Loan Collateral Agent’s fees, costs and expenses (including any reasonable legal fees, costs and expenses) or other liabilities of any kind incurred by the any Term Loan Collateral Agent or any co-trustee or agent of any Term Loan Collateral Agent in connection with any Term Loan Document;

Second, to any administrative agent or trustee for any Term Loan Obligations for application to the payment of all outstanding Term Loan Obligations that are then due and payable in such order as may be provided in the Term Loan Documents in an amount sufficient to pay in full in cash all outstanding Term Loan Obligations that are then due and payable (including Post-Petition Interest) and Term Loan Hedging Obligations, if any, constituting Term Loan Obligations;

Third, to the payment of all amounts payable under the Junior Priority Documents on account of any Junior Priority Collateral Agent’s fees, costs and expenses (including any reasonable legal fees, costs and expenses) or other liabilities of any kind incurred by any Junior Priority Collateral Agent or any co-trustee or agent of any Junior Priority Collateral Agent in connection with any Junior Priority Document;

Fourth, to any administrative agent or trustee for any Junior Priority Obligations for application to the payment of all outstanding Junior Priority Obligations that are then due and payable in such order as may be provided in the Junior Priority Documents in an amount sufficient to pay in full in cash all outstanding Junior Priority Obligations that are then due and payable (including Post-Petition Interest); and

Sixth, any surplus remaining after the payment in full in cash of the amounts described in the preceding clauses will be paid to the Company or the applicable Grantor, as the case may be, its successors or assigns, or as a court of competent jurisdiction may direct.

(ii) In connection with the application of Proceeds pursuant to Section 7.1(b)(i), except as otherwise directed by the Required Lenders (or equivalent term) under (and as defined in) the Term Loan Documents, the Term Loan Collateral Agent may sell any non-Cash Proceeds for cash prior to the application of the Proceeds thereof.

7.2	Application of Proceeds in Distributions by the ABL Facility Collateral Agent.

(a)     (i) Subject to Section 7.5, after the Discharge of Term Loan Obligations the ABL Facility Collateral Agent will apply the Proceeds any Term Loan Priority Collateral Enforcement Action and the Proceeds of any title insurance policy insuring any Term Loan Priority Collateral required under any Term Loan Document, Junior Priority Document or ABL Facility Document permitted to be received by it, in the following order of application:

First, to the payment of all amounts payable under the ABL Facility Documents on account of the ABL Facility Collateral Agent’s fees, costs and expenses (including any reasonable legal fees, costs and expenses) or other liabilities of any kind incurred by the ABL Facility Collateral Agent or any co-trustee or agent of the ABL Facility Collateral Agent in connection with any ABL Facility Document;

Second, to the ABL Facility Administrative Agent, for application to the payment of all outstanding ABL Facility Obligations that are then due and payable in such order as may be provided in the ABL Facility Documents in an amount sufficient to pay in full in cash all outstanding ABL Facility Obligations that are then due and payable (including Post-Petition Interest and including the discharge, cash collateralization or back-stopping (in an amount equal to 103% % of the aggregate undrawn amount) of all outstanding letters of credit, ABL Facility Cash Management Obligations and ABL Facility Hedging Obligations, if any, constituting ABL Facility Obligations);

Third, to the payment of all amounts payable under the Junior Priority Documents on account of any Junior Priority Collateral Agent’s fees, costs and expenses (including any reasonable legal fees, costs and expenses) or other liabilities of any kind incurred by any Junior Priority Collateral Agent or any co-trustee or agent of any Junior Priority Collateral Agent in connection with any Junior Priority Document;

Fourth, to any administrative agent or trustee for any Junior Priority Obligations for application to the payment of all outstanding Junior Priority Obligations that are then due and payable in such order as may be provided in the Junior Priority Documents in an amount sufficient to pay in full in cash all outstanding Junior Priority Obligations that are then due and payable (including Post-Petition Interest); and

Fifth, any surplus remaining after the payment in full in cash of the amounts described in the preceding clauses will be paid to the Company or the applicable Grantor, as the case may be, its successors or assigns, or as a court of competent jurisdiction may direct.

(ii)     In connection with the application of Proceeds pursuant to Section 7.2(a)(i), except as otherwise directed by the Required Lenders (or equivalent term) under (and as defined in) the ABL Facility Documents, the ABL Facility Collateral Agent may sell any non-Cash Proceeds for cash prior to the application of the Proceeds thereof.

(b)     (i) Subject to Section 7.5, the ABL Facility Collateral Agent will apply the Proceeds of any ABL Facility Priority Collateral Enforcement Action and the Proceeds of any title insurance policy insuring any ABL Facility Priority Collateral required under any Term

Loan Document, Junior Priority Document or ABL Facility Document permitted to be received by it, in the following order of application:

First, to the payment of all amounts payable under the ABL Facility Documents on account of the ABL Facility Collateral Agent’s fees, costs and expenses (including any reasonable legal fees, costs and expenses) or other liabilities of any kind incurred by the ABL Facility Collateral Agent or any co-trustee or agent of the ABL Facility Collateral Agent in connection with any ABL Facility Document;

Second, to the ABL Facility Administrative Agent, for application to the payment of all outstanding ABL Facility Obligations that are then due and payable in such order as may be provided in the ABL Facility Documents in an amount sufficient to pay in full in cash all outstanding ABL Facility Obligations that are then due and payable (including Post-Petition Interest and including the discharge, cash collateralization or back-stopping (in an amount equal to 103% % of the aggregate undrawn amount) of all outstanding letters of credit, ABL Facility Cash Management Obligations and ABL Facility Hedging Obligations, if any, constituting ABL Facility Obligations);

Third, to the payment of all amounts payable under the Term Loan Documents on account of any Term Loan Collateral Agent’s fees, costs and expenses (including any reasonable legal fees, costs and expenses) or other liabilities of any kind incurred by the any Term Loan Collateral Agent or any co-trustee or agent of any Term Loan Collateral Agent in connection with any Term Loan Document;

Fourth, to any administrative agent or trustee for any Term Loan Obligations for application to the payment of all outstanding Term Loan Obligations that are then due and payable in such order as may be provided in the Term Loan Documents in an amount sufficient to pay in full in cash all outstanding Term Loan Obligations that are then due and payable (including Post-Petition Interest) and Term Loan Hedging Obligations, if any, constituting Term Loan Obligations;

Fifth, to the payment of all amounts payable under the Junior Priority Documents on account of any Junior Priority Collateral Agent’s fees, costs and expenses (including any reasonable legal fees, costs and expenses) or other liabilities of any kind incurred by any Junior Priority Collateral Agent or any co-trustee or agent of any Junior Priority Collateral Agent in connection with any Junior Priority Document;

Sixth, to any administrative agent or trustee for any Junior Priority Obligations for application to the payment of all outstanding Junior Priority Obligations that are then due and payable in such order as may be provided in the Junior Priority Documents in an amount sufficient to pay in full in cash all outstanding Junior Priority Obligations that are then due and payable (including Post-Petition Interest); and

Seventh, any surplus remaining after the payment in full in cash of the amounts described in the preceding clauses will be paid to the Company or the applicable Grantor, as the case may be, its successors or assigns, or as a court of competent jurisdiction may direct.

(ii) In connection with the application of Proceeds pursuant to Section 7.2(b)(i), except as otherwise directed by the Required Lenders (or equivalent term) under (and as defined in) the ABL Facility Documents, the ABL Facility Collateral Agent may sell any non-Cash Proceeds for cash prior to the application of the Proceeds thereof.

7.3	[Reserved].

7.4	Application of Proceeds in Distributions by any Junior Priority Collateral Agent.

(a)     (i) Subject to Section 7.5, after the Discharge of ABL Facility Obligations and Discharge of Term Loan Obligations, any Junior Priority Collateral Agent will apply the Proceeds of any Term Loan Priority Collateral Enforcement Action and the Proceeds of any title insurance policy insuring any Term Loan Priority Collateral required under any Term Loan Document, ABL Facility Document or Junior Priority Document permitted to be received by it, in the following order of application:

First, to the payment of all amounts payable under the Junior Priority Documents on account of any Junior Priority Collateral Agent’s fees, costs and expenses (including any reasonable legal fees, costs and expenses) or other liabilities of any kind incurred by any Junior Priority Collateral Agent or any co-trustee or agent of any Junior Priority Collateral Agent in connection with any Junior Priority Document;

Second, to any administrative agent or trustee for any Junior Priority Obligations for application to the payment of all outstanding Junior Priority Obligations that are then due and payable in such order as may be provided in the Junior Priority Documents in an amount sufficient to pay in full in cash all outstanding Junior Priority Obligations that are then due and payable (including Post-Petition Interest); and

Third, any surplus remaining after the payment in full in cash of the amounts described in the preceding clauses will be paid to the Company or the applicable Grantor, as the case may be, its successors or assigns, or as a court of competent jurisdiction may direct.

(ii)     In connection with the application of Proceeds pursuant to Section 7.4(a)(i), except as otherwise directed by the Required Lenders (or equivalent term) under (and as defined in) the Junior Priority Documents, any Junior Priority Collateral Agent may sell any non-Cash Proceeds for cash prior to the application of the Proceeds thereof.

(b)     (i) Subject to Section 7.5, after the Discharge of ABL Facility Obligations and Discharge of Term Loan Obligations, any Junior Priority Collateral Agent will apply the Proceeds of any ABL Facility Priority Collateral Enforcement Action and the Proceeds of any title insurance policy insuring any ABL Facility Priority Collateral required under any Term Loan Document, ABL Facility Document or Junior Priority Document permitted to be received by it, in the following order of application:

First, to the payment of all amounts payable under the Junior Priority Documents on account of any Junior Priority Collateral Agent’s fees, costs and expenses (including any reasonable legal fees, costs and expenses) or other liabilities of any kind incurred by any Junior Priority Collateral Agent or any co-trustee or agent of any Junior Priority Collateral Agent in connection with any Junior Priority Document;

Second, to any administrative agent or trustee for any Junior Priority Obligations for application to the payment of all outstanding Junior Priority Obligations that are then due and payable in such order as may be provided in the Junior Priority Documents in an amount sufficient to pay in full in cash all outstanding Junior Priority Obligations that are then due and payable (including Post-Petition Interest); and

Third, any surplus remaining after the payment in full in cash of the amounts described in the preceding clauses will be paid to the Company or the applicable Grantor, as the case may be, its successors or assigns, or as a court of competent jurisdiction may direct.

(ii)     Any Junior Priority Collateral Agent that is the Directing Junior Priority Collateral Agent, in connection with the application of Proceeds pursuant to Section 7.4(b)(i), except as otherwise directed by the Controlling Collateral Agent (or equivalent term) under (and as defined in) the Pari Passu Intercreditor Agreement, any Junior Priority Collateral Agent may sell any non-Cash Proceeds for cash prior to the application of the Proceeds thereof.

7.5     Turnover of Proceeds in Term Loan Priority Collateral Enforcement Actions and ABL Facility Priority Collateral Enforcement Actions.

(a)    If any Secured Party collects or receives any Proceeds in connection with any Term Loan Priority Collateral Enforcement Action, whether after the commencement of an Insolvency or Liquidation Proceeding or otherwise, such Secured Party will forthwith deliver the same to (i) prior to the Discharge of Term Loan Obligations, the Directing Term Loan Collateral Agent, (ii) after the Discharge of Term Loan Obligations but prior to the Discharge of ABL Facility Obligations, the Directing ABL Facility Collateral Agent and (iii) after the Discharge of Term Loan Obligations and the Discharge of ABL Facility Obligations but prior to the Discharge of Junior Priority Obligations, the Directing Junior Priority Collateral Agent, in each case, for the account of the holders of the Term Loan Obligations, ABL Facility Obligations or Junior Priority Obligations with respect to which such Directing Collateral Agent is a representative, as applicable, to be applied in accordance with Section 7. Until so delivered, such Proceeds will be held by that Secured Party for the benefit of the Directing Collateral Agent to which such Proceeds are to be delivered pursuant to the immediately preceding sentence for the account of the holders of the Term Loan Obligations, ABL Facility Obligations or Junior Priority Obligations with respect to which such Directing Collateral Agent is a representative, as applicable.

(b)    If any Secured Party collects or receives any Proceeds in connection with any ABL Facility Priority Collateral Enforcement Action, whether after the commencement of an Insolvency or Liquidation Proceeding or otherwise, such Secured Party will forthwith deliver the same to (i) prior to the Discharge of ABL Facility Obligations, the Directing ABL Facility Collateral Agent, (ii) after the Discharge of ABL Facility Obligations but prior to the Discharge of Term Loan Obligations, the Directing Term Loan Collateral Agent, and (iii) after the Discharge of ABL Facility Obligations and the Discharge of Term Loan Obligations but prior to the Discharge of Junior Priority Obligations, the Directing Junior Priority Collateral Agent, in each case, for the account of the holders of the Term Loan Obligations, ABL Facility Obligations or Junior Priority Obligations with respect to which such Directing Collateral Agent is a representative, as applicable, to be applied in accordance with Section 7. Until so delivered, such Proceeds will be held by that Secured Party for the benefit of the Directing Collateral Agent to which such Proceeds are to be delivered pursuant to the immediately preceding sentence for the account of the holders of the Term Loan Obligations, Senior Secure Notes Obligations, ABL Facility Obligations or Junior Priority Obligations with respect to which such Directing Collateral Agent is a representative, as applicable.

7.6     Mixed Collateral Proceeds. Notwithstanding anything to the contrary contained above or in the definition of the ABL Facility Priority Collateral or Term Loan Priority Collateral, in the event that Proceeds of Collateral are received from (or are otherwise attributable to the value of) a sale or other disposition (whether voluntary or involuntary) of Collateral that involves a combination of ABL Facility Priority Collateral and Term Loan Priority Collateral where the aggregate sales price is not allocated between the ABL Facility Priority Collateral and the Term Loan Priority Collateral (and unless otherwise agreed among the Collateral Agents), the portion of such Proceeds that shall be allocated as Proceeds of ABL Facility Priority Collateral for purposes of this Agreement shall be an amount equal to the net book value of such ABL Facility Priority Collateral (except in the case of Accounts which amount shall be equal to the face amount of such Accounts). In addition, notwithstanding anything to the contrary contained above or in the definition of the ABL Facility Priority Collateral or Term Loan Priority Collateral, to the extent Proceeds of Collateral are Proceeds received from (or are otherwise attributable to the value of) the sale or disposition of all or substantially all of the Equity Interests of any of the Subsidiaries of Holdings which is a Grantor or all or substantially all of the assets of any such Subsidiary, where the aggregate sales price is not allocated between the ABL Facility Priority Collateral and the Term Loan Priority Collateral (and unless otherwise agreed among the Collateral Agents), such Proceeds shall constitute (1) first, in an amount equal to the face amount of the Accounts (as described in clause (i) of the definition of ABL Facility Priority Collateral, and excluding any Accounts to the extent excluded pursuant to said clause (i)) and the net book value of the Inventory owned by such Subsidiary at the time of such sale, ABL Facility Priority Collateral and (2) second, to the extent in excess of the amounts described in preceding clause (1), Term Loan Priority Collateral or additional ABL Facility Priority Collateral in accordance with the respective fair market value of the other Collateral sold.

Section 8. Miscellaneous.

8.1     Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Term Loan Documents, the Junior Priority Documents or the ABL Facility Documents, the provisions of this Agreement shall govern and control. Each Secured Party acknowledges and agrees that the terms and provisions of this Agreement do not violate any term or provision of its respective Term Loan Document, Junior Priority Document or ABL Facility Document.

Notwithstanding anything herein to the contrary, nothing in this Agreement shall authorize the Grantors or any other Person to incur Indebtedness or Liens that are not permitted by the provisions of the ABL Facility Documents, the Term Loan Documents and the Junior Priority Documents, in each case as in effect on the date hereof or, if amended to permit any additional Indebtedness or Liens, on the date of such amendment.

8.2	Effectiveness; Continuing Nature of this Agreement; Severability.

(a)    This Agreement shall become effective when executed and delivered by the parties hereto. Each Collateral Agent, on behalf of itself and the applicable Secured Parties, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Without limiting the generality of the foregoing, this Agreement is intended to constitute and shall be deemed to constitute a “subordination agreement” within the meaning of Section 510(a) of the Bankruptcy Code and is intended to be and shall be interpreted to be enforceable to the maximum extent permitted pursuant to applicable non-bankruptcy law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to the Company or any other Grantor shall include the Company or such Grantor as debtor and debtor in possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

(b)	This Agreement shall terminate and be of no further force and effect:

(i)    with respect to the ABL Facility Collateral Agent, the ABL Facility Secured Parties and the ABL Facility Obligations, upon the Discharge of ABL Facility Obligations, subject to the rights of the ABL Facility Secured Parties under Section 8.17;

(ii)    with respect to the Term Loan Collateral Agent, the Term Loan Secured Parties and the Term Loan Obligations, upon the Discharge of Term Loan Obligations, subject to the rights of the Term Loan Secured Parties under Section 8.17; and

(iii)    with respect to the Junior Priority Collateral Agents, the Junior Priority Secured Parties and the Junior Priority Obligations, upon the Discharge of Junior Priority Obligations, subject to the rights of the Junior Priority Secured Parties under Section 8.17.

8.3	Amendments; Waivers.

(a) Subject to the last sentence of this Section 8.3(a), no amendment, modification or waiver of any of the provisions of this Agreement shall be effective unless the same shall be in writing signed on behalf of each party hereto or its authorized agent; provided that (i) additional Grantors may be added as parties hereto in accordance with the provisions of Section 8.16 and (ii) parties (or any Additional Lien Obligations Agent) providing any Refinancing or Additional Lien Obligations may be added as parties hereto in accordance with the provisions of Section 8.19. Notwithstanding the provisions of any other Term Loan Document, Junior Priority Document or ABL Facility Document, the Directing Term Loan Collateral Agent, the Directing Junior Priority Collateral Agent and the Directing ABL Facility Collateral Agent may make any amendments, restatements, amendment and restatements, supplements or other modifications to this Agreement to correct any ambiguity, omission, mistake, defect or inconsistency contained herein without the consent of any other Person. Each waiver of the terms of this Agreement, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time.

(b)     It is understood that each Directing Collateral Agent, without the consent of any Secured Party other than the other Directing Collateral Agents, may in its discretion determine that a supplemental agreement (which may take the form of an amendment and restatement of this Agreement) is necessary or appropriate (i) to facilitate having any Additional Lien Obligations become Term Loan Obligations or Junior Priority Obligations, as the case may be, under this Agreement, (ii) to give effect to any amendments contemplated by Section 3.4(j), Section 3.4(k), Section 3.4(l) and Section 3.4(m) in connection with a Permitted Refinancing of Term Loan Obligations, Junior Priority Obligations or ABL Facility Obligations, as applicable and (iii) to establish that the Liens on any Collateral securing such Additional Lien Obligations shall have the same priority (or junior priority) as the Liens on any Collateral securing the Term Loan Obligations and Junior Priority Obligations, as applicable, existing immediately prior to the incurrence of the Additional Lien Obligations, which supplemental agreement shall, in the case of preceding clauses (i) and (iii) specify whether such Additional Lien Obligations constitute Term Loan Obligations or Junior Priority Obligations. Each of the Directing ABL Facility Collateral Agent, the Directing Term Loan Collateral Agent and the Directing Junior Priority Collateral Agent shall execute and deliver a supplemental agreement described in this Section 8.3(b) at the other’s request (or upon the request of the Company) and without the consent of any other Term Loan Secured Party, Junior Priority Secured Party or ABL Facility Secured Party, and such supplemental agreement may contain additional intercreditor terms applicable solely to the holders of such Additional Lien Obligations vis-à-vis the holders of the relevant obligations hereunder but otherwise without any material modification of this Agreement affecting the rights of the other Secured Parties.

8.4     Information Concerning Financial Condition of the Company and its Subsidiaries. The Term Loan Collateral Agents, the Term Loan Secured Parties, the Junior Priority Secured Parties, the ABL Facility Collateral Agent and the ABL Facility Secured Parties, shall each be responsible for keeping themselves informed of (a) the financial condition of Holdings, the Company and its Subsidiaries and all endorsers and/or Grantors of the Term Loan Obligations, the Junior Priority Obligations and the ABL Facility Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the ABL Facility Obligations, the Term Loan Obligations or the Junior Priority Obligations. No Collateral Agent or its respective Secured Parties shall have any duty to advise the other Collateral Agents or their respective Secured Parties of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any Term Loan Collateral Agent or any of the Term Loan Secured Parties, or any of the Junior Priority Secured Parties or the ABL Facility Collateral Agent or any of the ABL Facility Secured Parties, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party hereto, it or they shall be under no obligation (w) to make, and such informing party shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5    Submission to Jurisdiction; Waivers.

(a)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUIT, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL (EXCEPT AS PERMITTED BELOW) BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE AGENTS AND THE SECURED PARTIES RETAIN THE RIGHT TO BRING PROCEEDINGS AGAINST THE COMPANY AND ANY OTHER GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

(b)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (a) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM OR DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT.

(c)    TO THE EXTENT PERMITTED BY LAW, EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) DIRECTED TO IT AT ITS ADDRESS FOR NOTICES AS PROVIDED FOR IN SECTION 8.6. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY ABL FACILITY DOCUMENT, TERM LOAN DOCUMENT OR JUNIOR PRIORITY DOCUMENT THAT SERVICE OF PROCESS WAS INVALID AND INEFFECTIVE. NOTHING IN THIS AGREEMENT OR ANY ABL FACILITY DOCUMENT, TERM LOAN DOCUMENT OR JUNIOR PRIORITY DOCUMENT

WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

8.6    Notices. All notices to the ABL Facility Secured Parties, the Term Loan Secured Parties and the Junior Priority Secured Parties under this Agreement shall also be sent to the Directing ABL Facility Collateral Agent, the Directing Term Loan Collateral Agent and the Directing Junior Priority Collateral Agent, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, telexed or sent by facsimile, email or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of facsimile or telex or email, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.7    Further Assurances. Each of the Term Loan Collateral Agents, on behalf of themselves and the other Term Loan Secured Parties, each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, and the ABL Facility Collateral Agent, on behalf of itself and the other ABL Facility Secured Parties, and each Grantor, agrees that each of them shall take such further action and shall execute (without recourse or warranty) and deliver such additional documents and instruments (in recordable form, if requested) as the Directing Term Loan Collateral Agent, the Directing Junior Priority Collateral Agent or the Directing ABL Facility Collateral Agent may prepare and reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

8.8    APPLICABLE LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

8.9    Binding on Successors and Assigns. This Agreement shall be binding upon the parties hereto, the Term Loan Secured Parties, the Junior Priority Secured Parties, the ABL Facility Secured Parties and their respective successors and assigns.

8.10    Specific Performance. Each of the Term Loan Collateral Agent, each Junior Priority Collateral Agent and the ABL Facility Collateral Agent may demand specific performance of this Agreement. Each of the Term Loan Collateral Agent, on behalf of themselves and the other Term Loan Secured Parties, each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, and the ABL Facility Collateral Agent, on behalf of itself and the other ABL Facility Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any

Term Loan Collateral Agent, any Junior Priority Collateral Agent or the ABL Facility Collateral Agent, as the case may be.

8.11    Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

8.12    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

8.13    Authorization; No Conflict. Each of the parties hereto represents and warrants to all other parties hereto that the execution, delivery and performance by or on behalf of such party to this Agreement has been duly authorized by all necessary action, corporate or otherwise, does not violate any provision of law, governmental regulation, or any agreement or instrument by which such party is bound, and requires no governmental or other consent that has not been obtained and is not in full force and effect.

8.14    No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of the Term Loan Secured Parties, the Junior Priority Secured Parties and the ABL Facility Secured Parties and each of their respective successors and assigns. No other Person shall have or be entitled to assert rights or benefits hereunder other than the Grantors under Section 3.4(a), Section 3.4(b), Section 4.5(a), Section 4.5(b), Section 4.5(c) (in each case, solely with respect to the releases referred to therein), Section 8.3, this Section 8.14 and any other provision hereof pursuant to which rights are explicitly provided to the Grantors.

8.15	Provisions Solely to Define Relative Rights.

(a)    The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights and remedies of the Term Loan Secured Parties, the Junior Priority Secured Parties and the ABL Facility Secured Parties. Except as expressly provided in Section 8.14, none of the Grantors or any creditor thereof shall have any rights hereunder. Nothing in this Agreement is intended to or shall impair the obligations of the Grantors, which are absolute and unconditional, to pay the Term Loan Obligations, the Junior Priority Obligations and the ABL Facility Obligations as and when the same shall become due and payable in accordance with their respective terms.

(b)    Nothing in this Agreement shall relieve the Company or any other Grantor from the performance of any term, covenant, condition or agreement on the Company’s or such Grantor’s part to be performed or observed under or in respect of any of the Collateral pledged by it or from any liability to any Person under or in respect of any of such Collateral or impose any obligation on any Collateral Agent to perform or observe any such term, covenant, condition or agreement on the Company’s or such other Grantor’s part to be so performed or observed or impose any liability on any Collateral Agent for any act or omission on the part of the Company or such other Grantor relative thereto or for any breach of any representation or warranty on the part of the Company or such other Grantor contained in this Agreement or any ABL Facility Document, Term Loan Document or Junior Priority Document, or in respect of the Collateral pledged by it. The obligations of the Company and each other Grantor contained in this paragraph shall survive the termination of this Agreement and the discharge of the Company’s or such other Grantor’s other obligations hereunder.

(c)     Each of the Collateral Agents acknowledges and agrees that it has not made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other ABL Facility Document, Term Loan Document or Junior Priority Document. Except as otherwise provided in this Agreement, each of the ABL Facility Collateral Agent, the ABL Facility Administrative Agent, the Term Loan Collateral Agent, the Term Loan Administrative Agent, and each Junior Priority Collateral Agent will be entitled to manage and supervise their respective extensions of credit to the Company or any of its Subsidiaries in accordance with applicable law and their usual practices, modified from time to time as they deem appropriate.

8.16    Additional Grantors. The Company will cause each Person that becomes a Grantor to become a party to this Agreement, for all purposes of this Agreement, by causing such Person to execute and deliver to the parties hereto an Intercreditor Agreement Joinder, whereupon such Person will be bound by the terms hereof to the same extent as if it had executed and delivered this Agreement as of the date hereof. The Company shall promptly provide each Collateral Agent with a copy of each Intercreditor Agreement Joinder executed and delivered pursuant to this Section 8.16.

8.17    Avoidance Issues. If any ABL Facility Secured Party, Term Loan Secured Party or Junior Priority Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor any amount (a “Recovery”), then such ABL Facility Secured Party, Term Loan Secured Party or Junior Priority Secured Party, as applicable, shall be entitled to a reinstatement of ABL Facility Obligations, Term Loan Obligations or Junior Priority Obligations, as applicable, with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

8.18	Subrogation.

(a)     With respect to the value of any payments or distributions in cash, property or other assets that (i) the ABL Facility Secured Parties or the ABL Facility Collateral Agent pay over to the Directing Term Loan Collateral Agent or any of the other Term Loan Secured Parties under the terms of this Agreement with respect to any Term Loan Priority Collateral, the ABL Facility Secured Parties and the ABL Facility Collateral Agent shall be subrogated to the rights of the Directing Term Loan Collateral Agent and such other Term Loan Secured Parties and (ii) the Junior Priority Secured Parties or any Junior Priority Collateral Agent pay over to the Directing Term Loan Collateral Agent or any of the other Term Loan Secured Parties under the terms of this Agreement with respect to any Term Loan Priority Collateral, the Junior Priority Secured Parties and each Junior Priority Collateral Agent shall be subrogated to the rights of the Directing Term Loan Collateral Agent and such other Term Loan Secured Parties and the Directing ABL Facility Collateral Agent and the other ABL Facility Secured Parties; provided that, each of the ABL Facility Collateral Agent, on behalf of itself and the other ABL Facility Secured Parties, and each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Term Loan Obligations (and in the case of preceding clause (ii), the Discharge of ABL Facility Obligations) has occurred. The Company and each other Grantor acknowledges and agrees that, the value of any payments or distributions in cash, property or other assets received by the ABL Facility Collateral Agent, the other ABL Facility Secured Parties, each Junior Priority Collateral Agent or the other Junior Priority Secured Parties and paid over to the Directing Term Loan Collateral Agent or the other Term Loan Secured Parties pursuant to, and applied in accordance with, this Agreement, shall not relieve or reduce any of the ABL Facility Obligations or Term Loan Obligations owed by the Company or any other Grantor under the ABL Facility Documents or Term Loan Documents for purposes of such subrogation rights.

(b) With respect to the value of any payments or distributions in cash, property or other assets that (i) the Term Loan Secured Parties or the Term Loan Collateral Agent pay over to the ABL Facility Collateral Agent or any of the other ABL Facility Secured Parties under the terms of this Agreement with respect to the ABL Facility Priority Collateral, the Term Loan Secured Parties and the Term Loan Collateral Agent shall be subrogated to the rights of the ABL Facility Collateral Agent and the other ABL Facility Secured Parties and (ii) the Junior Priority Secured Parties or any Junior Priority Collateral Agent pay over to the ABL Facility Collateral Agent, any of the other ABL Facility Secured Parties, any of the Term Loan Collateral Agents or any of the other Term Loan Secured Parties under the terms of this Agreement with respect to the ABL Facility Priority Collateral, the Junior Priority Secured Parties and each Junior Priority Collateral Agent shall be subrogated to the rights of the ABL Facility Collateral Agent, any of the other ABL Facility Secured Parties, each Term Loan Collateral Agent and any of the other Term Loan Secured Parties; provided that, each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of ABL Facility Obligations (and in the case of preceding clause (ii), the Discharge of Term Loan Obligations) has occurred. The Company and each other Grantor acknowledges and agrees that, the value of any payments or distributions in cash, property or other assets received by any Junior Priority Collateral Agent or any other Junior Priority Secured Parties and paid over to the ABL Facility Collateral Agent, the other ABL Facility Secured Parties, the applicable Term Loan Collateral Agent or the other applicable Term Loan Secured Parties pursuant to, and applied in accordance with, this Agreement, shall not relieve or reduce any of the ABL Facility Obligations or Term Loan Obligations owed by the Company or any other Grantor under the ABL Facility Documents or Term Loan Documents for purposes of such subrogation rights.

8.19	Refinancing and Additional Lien Obligations.

(a)    Subject to compliance with following clause (c), upon any Refinancing in full of the ABL Facility Credit Agreement, the Term Loan Credit Agreement, the Ontario Capex

Facility or the Federal Capex Facility as then in effect, the Grantors will be permitted to designate the respective agreement which refinances the ABL Facility Credit Agreement, the Term Loan Credit Agreement, the Ontario Capex Facility or the Federal Capex Facility, as the case may be, as the replacement ABL Facility Credit Agreement, Term Loan Credit Agreement, the Ontario Capex Facility or the Federal Capex Facility, as the case may be, and the obligations thereunder as ABL Facility Obligations, Term Loan Obligations and Junior Priority Obligations, as the case may be, in which case such designated agreement shall thereafter constitute the ABL Facility Credit Agreement, the Term Loan Credit Agreement, the Ontario Capex Facility or the Federal Capex Facility, as the case may be, for purposes hereof; provided that the parties to each predecessor ABL Facility Credit Agreement, Term Loan Credit Agreement, the Ontario Capex Facility or the Federal Capex Facility, as the case may be, shall continue to be bound by (and entitled to the benefits of) the provisions hereof (including, without limitation, Section 8.17 hereof) as applied to such agreements, the related agreements and all obligations thereunder prior to the Refinancing thereof.

(b)    Subject to compliance with following clause (c), the Grantors shall also be permitted from time to time to designate as an additional holder of Term Loan Obligations and/or Junior Priority Obligations hereunder each Person who is, or who becomes or who is to become, the holder of any Additional Term Loan Obligations or Additional Junior Priority Obligations as the case may be.

(c)    Upon the issuance or incurrence of any such Refinancing of the ABL Facility Credit Agreement, Term Loan Credit Agreement, Ontario Capex Facility or Federal Capex Facility (as contemplated by preceding clause (a)) or any such Additional Lien Obligations (as contemplated by preceding clause (b)):

(i)    the Company shall deliver to each Collateral Agent an officer’s certificate stating that the applicable Grantors (x) in the case of preceding clause (a), intend to enter or have entered into a Refinancing in full of the ABL Facility Credit Agreement, the Term Loan Credit Agreement, the Ontario Capex Facility or the Federal Capex Facility, as the case may be, that the Refinancing of such agreement shall thereafter (upon such Refinancing in full) constitute the ABL Facility Credit Agreement, the Term Loan Credit Agreement, the Ontario Capex Facility or the Federal Capex Facility, as the case may be, and the obligations thereunder ABL Facility Obligations, Term Loan Obligations and Junior Priority Obligations, as the case may be, and certifying that the issuance or incurrence of such Refinancing is permitted by the ABL Facility Credit Agreement, the Term Loan Credit Agreement, the Ontario Capex Facility, the Federal Capex Facility and each then extant Additional Lien Obligations Agreement (exclusive of any such agreement which is then being Refinanced in full), or (y) in the case of preceding clause (b), intend to enter or have entered into an Additional Term Loan Obligations Agreement or Additional Junior Priority Obligations Agreement, as the case may be, and certifying that the issuance or incurrence of such Additional Lien Obligations and the Liens securing such Additional Lien Obligations are permitted by the ABL Facility Credit Agreement, the Term Loan Credit Agreement, the Ontario Capex Facility or the Federal Capex Facility and each then extant Additional Term Loan Obligations Agreement and Additional Junior Priority Obligations Agreement, as applicable. Any Additional Lien Obligations Agent, each Term Loan Collateral Agent, each Junior Priority Collateral

Agent and the ABL Facility Collateral Agent shall be entitled to rely conclusively on the determination of the Company that such issuance and/or incurrence does not violate the provisions of the Term Loan Documents, the Junior Priority Documents, the ABL Facility Documents or any Additional Lien Obligations Agreement that is set forth in such officer’s certificate delivered to each Term Loan Collateral Agent, each Junior Priority Collateral Agent and the ABL Facility Collateral Agent; provided, however, that such determination will not affect whether or not each applicable Grantor has complied with its undertakings in the Term Loan Documents, the Junior Priority Documents, the ABL Facility Documents or the Additional Lien Obligations Agreements;

(ii)    (x) in the case of preceding clause (a), the Company shall provide written notice to each then existing ABL Facility Collateral Agent, Term Loan Collateral Agent and Junior Priority Collateral Agent of the new ABL Facility Credit Agreement, Term Loan Credit Agreement, the Ontario Capex Facility or the Federal Capex Facility, as the case may be, together with copies thereof, and identifying the new Collateral Agent thereunder (such new collateral agent, the “New ABL Facility Collateral Agent,” “New Term Loan Collateral Agent,” “New Federal Capex Facility Provider” or “New Ontario Capex Facility Lender,” as the case may be), and providing its notice information for purposes hereof, and such New ABL Facility Collateral Agent, New Term Loan Collateral Agent, New Federal Capex Facility Provider or New Ontario Capex Facility Lender, as the case may be, shall execute and deliver to each Directing Collateral Agent an Intercreditor Agreement Joinder, or (y) in the case of preceding clause (b), the Additional Lien Obligations Agent for such Additional Lien Obligations shall execute and deliver to the Collateral Agents an Intercreditor Agreement Joinder, in each case, acknowledging that such holders shall be bound by the terms hereof to the extent applicable to Term Loan Secured Parties, the Junior Priority Secured Parties or the ABL Facility Secured Parties, as applicable;

(d)    In each case above, each Collateral Agent shall (at the sole expense of the Grantors) promptly enter into such documents and agreements (including amendments, restatements, amendments and restatements, supplements or other modifications to this Agreement) prepared by the requesting party as the Company, any Collateral Agent (but no other Secured Party) or any Additional Lien Obligations Agent may reasonably request in order to provide to it the rights, remedies and powers and authorities contemplated hereby, in each case consistent in all respects with the terms of this Agreement.

(e)    In the case of a designation of a new Term Loan Credit Agreement pursuant to preceding clause (a), each of the Junior Priority Collateral Agent and the ABL Facility Collateral Agent shall (at the sole expenses of the Grantors) promptly (i) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such New Term Loan Collateral Agent shall reasonably request in order to provide to the New Term Loan Collateral Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (ii) deliver to the New Term Loan Collateral Agent any Pledged Term Loan Priority Collateral held by any Junior Priority Collateral Agent or the ABL Facility Collateral Agent, as the case may be, together with any necessary endorsements (or otherwise allow the New Term Loan Collateral Agent to the extent it is the Directing Term Loan Collateral Agent to obtain control of such Pledged Term Loan Priority Collateral). The

New Term Loan Collateral Agent shall agree to be bound by the terms of this Agreement by executing an Intercreditor Agreement Joinder. If the new Term Loan Obligations under the new Term Loan Documents are secured by assets of the Grantors that do not also secure the Junior Priority Obligations or the ABL Facility Obligations, as the case may be, then the Junior Priority Obligations or the ABL Facility Obligations, as the case may be, shall be secured at such time by a similarly perfected Lien on such assets, which Lien shall be subject to the provisions of this Agreement.

(f)    In the case of a designation of a new Ontario Capex Facility or Federal Capex Facility pursuant to preceding clause (a), each of the Term Loan Collateral Agents and the ABL Facility Collateral Agent shall (at the sole expense of the Grantors) promptly (i) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such New Federal Capex Facility Provider or New Ontario Capex Facility Lender, as the case may be, shall reasonably request in order to provide to the New Federal Capex Facility Provider or New Ontario Capex Facility Lender, as the case may be, the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (ii) following the Discharge of Term Loan Obligations and the Discharge of ABL Facility Obligations, deliver to the New Federal Capex Facility Provider or New Ontario Capex Facility Lender, as the case may be, any Pledged Term Loan Priority Collateral held by the Directing Term Loan Collateral Agent, together with any necessary endorsements (or otherwise allow the New Federal Capex Facility Provider or New Ontario Capex Facility Lender, as the case may be, to obtain control of such Pledged Term Loan Priority Collateral). The New Federal Capex Facility Provider or New Ontario Capex Facility Lender, as the case may be, shall agree to be bound by the terms of this Agreement by executing an Intercreditor Agreement Joinder. If the new Junior Priority Obligations under the new Junior Priority Documents are secured by assets of the Grantors that do not also secure the Term Loan Obligations or the ABL Facility Obligations, as the case may be, then the Term Loan Obligations or the ABL Facility Obligations, as the case may be, shall be secured at such time by a similarly perfected Lien on such assets, which Lien shall be subject to the provisions of this Agreement.

(g)    [Reserved].

(h)    In the case of a designation of a new ABL Facility Credit Agreement pursuant to preceding clause (a), each of the Term Loan Collateral Agent and each Junior Priority Collateral Agent shall (at the sole expense of the Grantors) promptly (i) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company and/or any Grantor or such New ABL Facility Collateral Agent shall reasonably request in order to provide to the New ABL Facility Collateral Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (ii) deliver to the New ABL Facility Collateral Agent any Pledged ABL Facility Priority Collateral held by the Directing Term Loan Collateral Agent or the Directing Junior Priority Collateral Agent, respectively, together with any necessary endorsements (or otherwise allow the New ABL Facility Collateral Agent to obtain control of such Pledged ABL Facility Priority Collateral). The New ABL Facility Collateral Agent shall agree to be bound by the terms of this Agreement by executing an Intercreditor Agreement Joinder. If the new ABL Facility Obligations under the new ABL Facility Documents are secured by assets of the Grantors that do not also secure the Term Loan Obligations and the Junior Priority Obligations, then each of the Term Loan

Obligations and the Junior Priority Obligations shall be secured at such time by a similarly perfected Lien on such assets, which Lien shall be subject to the provisions of this Agreement.

Notwithstanding the foregoing, nothing in this Agreement will be construed to permit or prohibit the incurrence of any additional Indebtedness by any Grantor, unless any such incurrence is otherwise permitted or prohibited, as the case may be, by the terms of each then applicable Term Loan Document, Junior Priority Document and ABL Facility Document.

8.20	Agreement Among Secured Parties to Coordinate Enforcement.

(a)    Each Term Loan Secured Party, solely as among themselves in such capacity and solely for their mutual benefit, hereby agrees that the Term Loan Collateral Agent designated as the Directing Term Loan Collateral Agent shall have the sole right and power, as among the Term Loan Collateral Agent and the Term Loan Secured Parties, to take and direct any right or remedy with respect to Term Loan Priority Collateral in accordance with the terms of this Agreement and the relevant Term Loan Documents. The Term Loan Secured Parties shall be deemed to have irrevocably appointed the Directing Term Loan Collateral Agent as their exclusive agent hereunder with respect to Term Loan Priority Collateral. Consistent with such appointment, the Term Loan Secured Parties further shall be deemed to have agreed that only the Directing Term Loan Collateral Agent (and not any individual claimholder or group of claimholders) as agent for the Term Loan Secured Parties, or any of the Directing Term Loan Collateral Agent’s agents shall have the right on their behalf to exercise any rights, powers, and/or remedies under or in connection with this Agreement (including bringing any action to interpret or otherwise enforce the provisions of this Agreement) with respect to Term Loan Priority Collateral; provided that Term Loan Secured Parties may exercise customary rights of set-off against depository or other accounts maintained with them in accordance with the terms of the relevant Term Loan Document or applicable law. Specifically, but without limiting the generality of the foregoing, no Term Loan Secured Party, other than the Directing Term Loan Collateral Agent, shall be entitled to take or file, but instead shall be precluded from taking or filing (whether in any Insolvency or Liquidation Proceeding or otherwise), any action, judicial or otherwise, to enforce any right or power or pursue any remedy under this Agreement (including any declaratory judgment or other action to interpret or otherwise enforce the provisions of this Agreement), except solely as provided in the proviso in the immediately preceding sentence.

(b)    Each Term Loan Secured Party, solely as among themselves in such capacity and solely for their mutual benefit, hereby agrees that the Term Loan Collateral Agent designated as the Directing Term Loan Collateral Agent shall have the sole right and power, as among the Term Loan Collateral Agent and the Term Loan Secured Parties, to take and direct any right or remedy with respect to ABL Facility Priority Collateral in accordance with the terms of this Agreement and the relevant Term Loan Documents. The Term Loan Secured Parties shall be deemed to have irrevocably appointed the Directing Term Loan Collateral Agent as their exclusive agent hereunder with respect to ABL Facility Priority Collateral. Consistent with such appointment, the Term Loan Secured Parties further shall be deemed to have agreed that only the Directing Term Loan Collateral Agent (and not any individual claimholder or group of claimholders) as agent for the Term Loan Secured Parties, or any of the Directing Term Loan Collateral Agent’s agents shall have the right on their behalf to exercise any rights, powers, and/or remedies under or in connection with this Agreement (including bringing any action to interpret or otherwise enforce the provisions of this Agreement) with respect to ABL Facility Priority Collateral; provided that Term Loan Secured Parties may exercise customary rights of set-off against depository or other accounts maintained with them in accordance with the terms of the relevant Term Loan Document or applicable law. Specifically, but without limiting the generality of the foregoing, no Term Loan Secured Party, other than the Directing Term Loan Collateral Agent, shall be entitled to take or file, but instead shall be precluded from taking or filing (whether in any Insolvency or Liquidation Proceeding or otherwise), any action, judicial or otherwise, to enforce any right or power or pursue any remedy under this Agreement (including any declaratory judgment or other action to interpret or otherwise enforce the provisions of this Agreement), except solely as provided in the proviso in the immediately preceding sentence.

(c)    [Reserved].

(d)    Each Junior Priority Secured Party, solely as among themselves in such capacity and solely for their mutual benefit, hereby agrees that the Junior Priority Collateral Agent designated as the Directing Junior Priority Collateral Agent shall have the sole right and power, as among the Junior Priority Collateral Agents and the Junior Priority Secured Parties, to take and direct any right or remedy with respect to Collateral in accordance with the terms of this Agreement and the relevant Junior Priority Documents. The Junior Priority Secured Parties shall be deemed to have irrevocably appointed the Directing Junior Priority Collateral Agent as their exclusive agent hereunder. Consistent with such appointment, the Junior Priority Secured Parties further shall be deemed to have agreed that only the Directing Junior Priority Collateral Agent(and not any individual claimholder or group of claimholders) as agent for the Junior Priority Secured Parties, or any of the Directing Junior Priority Collateral Agent’s agents shall have the right on their behalf to exercise any rights, powers, and/or remedies under or in connection with this Agreement (including bringing any action to interpret or otherwise enforce the provisions of this Agreement); provided that Junior Priority Secured Parties may exercise customary rights of set-off against depository or other accounts maintained with them in accordance with the terms of the relevant Junior Priority Document or applicable law. Specifically, but without limiting the generality of the foregoing, no Junior Priority Secured Party, other than the Directing Junior Priority Collateral Agent, shall be entitled to take or file, but instead shall be precluded from taking or filing (whether in any Insolvency or Liquidation Proceeding or otherwise), any action, judicial or otherwise, to enforce any right or power or pursue any remedy under this Agreement (including any declaratory judgment or other action to interpret or otherwise enforce the provisions of this Agreement), except solely as provided in the proviso in the immediately preceding sentence.

(e)    Each ABL Facility Secured Party, solely as among themselves in such capacity and solely for their mutual benefit, hereby agrees that the Directing ABL Facility Collateral Agent shall have the sole right and power, as among the ABL Facility Collateral Agent and the ABL Facility Secured Parties, to take and direct any right or remedy with respect to Collateral in accordance with the terms of this Agreement and the relevant ABL Facility Documents. The ABL Facility Secured Parties shall be deemed to have irrevocably appointed the Directing ABL Facility Collateral Agent as their exclusive agent hereunder. Consistent with such appointment, the ABL Facility Secured Parties further shall be deemed to have agreed that only the Directing ABL Facility Collateral Agent (and not any individual claimholder or group of claimholders) as agent for the ABL Facility Secured Parties, or any of the Directing ABL Facility Collateral

Agent’s agents shall have the right on their behalf to exercise any rights, powers, and/or remedies under or in connection with this Agreement (including bringing any action to interpret or otherwise enforce the provisions of this Agreement); provided that ABL Facility Secured Parties may exercise customary rights of set-off against depository or other accounts maintained with them in accordance with the terms of the relevant ABL Facility Document or applicable law. Specifically, but without limiting the generality of the foregoing, no ABL Facility Secured Party, other than the Directing ABL Facility Collateral Agent, shall be entitled to take or file, but instead shall be precluded from taking or filing (whether in any Insolvency or Liquidation Proceeding or otherwise), any action, judicial or otherwise, to enforce any right or power or pursue any remedy under this Agreement (including any declaratory judgment or other action to interpret or otherwise enforce the provisions of this Agreement), except solely as provided in the proviso in the immediately preceding sentence.

8.21	No Waiver of Lien Priorities.

(a)	Term Loan Obligations.

(i)    No right of the Term Loan Secured Parties, the Term Loan Collateral Agents or any of them to enforce any provision of this Agreement or any Term Loan Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any Term Loan Secured Party or the Term Loan Collateral Agents, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Term Loan Documents, any of the Junior Priority Documents or any of the ABL Facility Documents, regardless of any knowledge thereof which the Term Loan Collateral Agents or the Term Loan Secured Parties, or any of them, may have or be otherwise charged with.

(ii)    Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the Term Loan Documents and subject to the provisions of Section 3.4(e) and Section 3.5(a) and (c)), the Term Loan Secured Parties, the Term Loan Collateral Agents and any of them may, at any time and from time to time in accordance with the Term Loan Documents and/or applicable law, without the consent of, or notice to, the ABL Facility Collateral Agent, any ABL Facility Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party, without incurring any liabilities to the ABL Facility Collateral Agent, any ABL Facility Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the ABL Facility Collateral Agent, any ABL Facility Secured Party, any Junior Priority Collateral Agent or any Junior Priority Secured Party is affected, impaired or extinguished thereby) do any one or more of the following:

(A)    make loans and advances to any Grantor or issue, guaranty or obtain letters of credit for account of any Grantor or otherwise extend credit to any Grantor, in any amount and on any terms, whether pursuant to a commitment or as a discretionary advance and whether or not any default or event of default or failure of condition is then continuing;

(B)    change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Term Loan Obligations or any First Priority Lien on any Term Loan Priority Collateral or Second Priority Lien on any ABL Facility Priority Collateral, or guaranty thereof or any liability of any of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Term Loan Obligations, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any First Priority Lien on the Term Loan Priority Collateral or Second Priority Lien on the ABL Facility Priority Collateral, held by any Term Loan Collateral Agent, or any of the other Term Loan Secured Parties, the Term Loan Obligations or any of the Term Loan Documents;

(C)    sell, exchange, realize upon, enforce or otherwise deal with in any manner (subject to the terms hereof) and in any order any part of the Term Loan Priority Collateral or, after the Discharge of ABL Facility Obligations, the ABL Facility Priority Collateral, or any liability of the Company or any other Grantor to the Term Loan Secured Parties or any Term Loan Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

(D)    settle or compromise any Term Loan Obligation or any other liability of the Company or any other Grantor or any Term Loan Priority Collateral or, after the Discharge of ABL Facility Obligations, any ABL Facility Priority Collateral; and

(E)    exercise or delay in or refrain from exercising any right or remedy against the Company or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company, any other Grantor or any Term Loan Priority Collateral or, after the Discharge of ABL Facility Obligations, any ABL Facility Priority Collateral, or any liability incurred directly or indirectly in respect thereof.

(iii)    Each of the ABL Facility Collateral Agent, on behalf of itself and the other ABL Facility Secured Parties, and each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, also agrees that the Term Loan Secured Parties and the Term Loan Collateral Agents shall have no liability to the ABL Facility Collateral Agent, any ABL Facility Secured Party, any Junior Priority Collateral Agent and any Junior Priority Secured Party, and the ABL Facility Collateral Agent, on behalf of itself and each of the other ABL Facility Secured Parties, and each Junior Priority Collateral Agent, on behalf of itself and each of the other Junior Priority Secured Parties, hereby waives any claim against any Term Loan Secured Party or the Term Loan Collateral Agents, arising out of any and all actions which the Term Loan Secured Parties or the Term Loan Collateral Agents may take or permit or omit to take with respect to:

(A)    the Term Loan Documents (other than this Agreement), including any failure to perfect or obtain perfected security interests in the Term Loan Priority Collateral or, after Discharge of ABL Facility Obligations, the ABL Facility Priority Collateral;

(B)    the collection of the Term Loan Obligations; or

(C)    the foreclosure upon, or sale, liquidation or other disposition of, any Term Loan Priority Collateral or, after Discharge of ABL Facility Obligations, the ABL Facility Priority Collateral.

Except as otherwise required by this Agreement, each of the ABL Facility Collateral Agent, on behalf of itself and the other ABL Facility Secured Parties, and each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, agrees that the Term Loan Secured Parties and the Term Loan Collateral Agents have no duty to the ABL Facility Collateral Agent, the ABL Facility Secured Parties, any Junior Priority Collateral Agent or the Junior Priority Secured Parties in respect of the maintenance or preservation of the Term Loan Priority Collateral, or, after the Discharge of ABL Facility Obligations, the ABL Facility Priority Collateral.

(iv) Each of each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, and prior to the Discharge of Term Loan Obligations, the ABL Facility Collateral Agent, on behalf of itself and the other ABL Facility Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Term Loan Priority Collateral or, in the case of any Junior Priority Collateral Agent following the Discharge of Term Loan Obligations and the Discharge of ABL Facility Obligations, the ABL Facility Priority Collateral, or any other similar rights a junior secured creditor may have under applicable law.

(b)	ABL Facility Obligations.

(i)    No right of the ABL Facility Secured Parties, the ABL Facility Collateral Agent or any of them to enforce any provision of this Agreement or any ABL Facility Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any ABL Facility Secured Party or the ABL Facility Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Term Loan Documents, any of the Junior Priority Documents or any of the ABL Facility Documents, regardless of any knowledge thereof which the ABL Facility Collateral Agent or the ABL Facility Secured Parties, or any of them, may have or be otherwise charged with.

(ii)    Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the ABL Facility Documents and subject to the provisions of Section 4.5(g) and Section 3.5(c)), the ABL Facility Secured Parties, the ABL Facility Collateral Agent and any of them may, at any time and from time to time in accordance with the ABL Facility Documents and/or applicable law, without the consent of, or notice to, any Junior Priority Collateral Agent, any Junior Priority Secured Party, any Term Loan Collateral Agent or any Term Loan Secured Party, without incurring any liabilities to any Junior Priority Collateral Agent, any Junior Priority Secured Party, any Term Loan Collateral Agent or any Term Loan Secured Party and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of any Junior Priority Collateral Agent, any Junior Priority Secured Party is affected, impaired or extinguished thereby) do any one or more of the following:

(A)    make loans and advances to any Grantor or issue, guaranty or obtain letters of credit for account of any Grantor or otherwise extend credit to any Grantor, in any amount and on any terms, whether pursuant to a commitment or as a discretionary advance and whether or not any default or event of default or failure of condition is then continuing;

(B)    change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the ABL Facility Obligations, any First Priority Lien on any ABL Facility Priority Collateral or any Second Priority Lien on any Term Loan Priority Collateral or guaranty thereof or any liability of any of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the ABL Facility Obligations, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any First Priority Lien on any ABL Facility Priority Collateral, any Second Priority Lien on the Term Loan Priority Collateral held by the ABL Facility Collateral Agent or any of the ABL Facility Secured Parties, the ABL Facility Obligations or any of the ABL Facility Documents;

(C)    sell, exchange, realize upon, enforce or otherwise deal with in any manner (subject to the terms hereof) and in any order any part of the ABL Facility Priority Collateral or, after the Discharge of Term Loan Obligations, the Term Loan Priority Collateral or any liability of the Company or any other Grantor to the ABL Facility Secured Parties or the ABL Facility Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

(D)    settle or compromise any ABL Facility Obligations or any other liability of the Company or any other Grantor or any ABL Facility Priority Collateral or, after the Discharge of Term Loan Obligations, any Term Loan Priority Collateral; and

(E)    exercise or delay in or refrain from exercising any right or remedy against the Company or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company, any other Grantor or any ABL Facility Priority Collateral or, after the Discharge of Term Loan Obligations, any Term Loan Priority Collateral or any liability incurred directly or indirectly in respect thereof.

(iii)    Each of the Term Loan Collateral Agents, on behalf of itself and the other applicable Term Loan Secured Parties, and each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, also agrees that the ABL Facility Secured Parties and the ABL Facility Collateral Agent shall have no liability to any Term Loan Collateral Agent, any Term Loan Secured Party, any Junior Priority Collateral Agent and any Junior Priority Secured Party, and the Term Loan Collateral Agents, on behalf of itself and each of the other applicable Term Loan Secured Parties, and each Junior Priority Collateral Agent, on behalf of itself and each of the other Junior Priority Secured Parties, hereby waives any claim against any ABL Facility Secured Party or the ABL Facility Collateral Agents, arising out of any and all actions which the ABL Facility Secured Parties or the ABL Facility Collateral Agent may take or permit or omit to take with respect to:

(A)    the ABL Facility Documents (other than this Agreement), including any failure to perfect or obtain perfected security interests in the ABL Facility Priority Collateral or, after Discharge of Term Loan Obligations, the Term Loan Priority Collateral;

(B)    the collection of the ABL Facility Obligations; or

(C)    the foreclosure upon, or sale, liquidation or other disposition of, any ABL Facility Priority Collateral or, after Discharge of Term Loan Obligations, any Term Loan Priority Collateral.

Except as otherwise required by this Agreement, each of the Term Loan Collateral Agents, on behalf of itself and the other applicable Term Loan Secured Parties, and each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties, agrees that the ABL Facility Secured Parties and the ABL Facility Collateral Agent have no duty to the Term Loan Collateral Agents, the Term Loan Secured Parties, any Junior Priority Collateral Agent or the Junior Priority Secured Parties in respect of the maintenance or preservation of the ABL Facility Priority Collateral, or, after the Discharge of Term Loan Obligations, the Term Loan Priority Collateral.

(iv) Each Junior Priority Collateral Agent, on behalf of itself and the other Junior Priority Secured Parties agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Term Loan Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

(c)	Junior Priority Obligations.

(i)    No right of the Junior Priority Secured Parties, any Junior Priority Collateral Agent or any of them to enforce any provision of this Agreement or any Junior Priority Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any Junior Priority Secured Party or any Junior Priority Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Junior Priority Documents, any of the Term Loan Documents or any of the ABL Facility Documents, regardless of any knowledge thereof which any Junior Priority Collateral Agent or the Junior Priority Secured Parties, or any of them, may have or be otherwise charged with.

(ii)    Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the Junior Priority Documents and subject to the provisions of Section 3.4(e) and Section 3.5(a) and (c)), the Junior Priority Secured Parties, any Junior Priority Collateral Agent and any of them may, at any time and from time to time in accordance with the Junior Priority Documents and/or applicable law, without the consent of, or notice to, the ABL Facility Collateral Agent, any ABL Facility Secured Party, any Term Loan Collateral Agent or any Term Loan Secured Party, without incurring any liabilities to the ABL Facility Collateral Agent, any ABL Facility Secured Party, any Term Loan Collateral Agent or any Term Loan Secured Party and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the ABL Facility Collateral Agent, any ABL Facility Secured Party, any Term Loan Collateral Agent or any Term Loan Secured Party is affected, impaired or extinguished thereby) do any one or more of the following:

(A)    make loans and advances to any Grantor or issue, guaranty or obtain letters of credit for account of any Grantor or otherwise extend credit to any Grantor, in any amount and on any terms, whether pursuant to a commitment or as a discretionary advance and whether or not any default or event of default or failure of condition is then continuing;

(B)    change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Junior Priority Obligations or any Third Priority Lien on any Term Loan Priority Collateral or Third Priority Lien on any ABL Facility Priority Collateral, or guaranty thereof or any liability of any of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Junior Priority Obligations, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Third Priority Lien on the Term Loan Priority Collateral or Third Priority Lien on the ABL Facility Priority Collateral, held by any Junior Priority Collateral Agent, or any of the other Junior Priority Secured Parties, the Junior Priority Obligations or any of the Junior Priority Documents;

(C)    after the Discharge of Term Loan Obligations and ABL Facility Obligations, sell, exchange, realize upon, enforce or otherwise deal with in any manner (subject to the terms hereof) and in any order any part of the Term Loan Priority Collateral or the ABL Facility Priority Collateral, or any liability of the Company or any other Grantor to the Junior Priority Secured Parties or any Junior Priority Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

(D)    settle or compromise any Junior Priority Obligation or any other liability of the Company or any other Grantor or, after the Discharge of Term Loan Obligations and Discharge of ABL Facility Obligations, any Term Loan Priority Collateral or any ABL Facility Priority Collateral; and

(E)    exercise or delay in or refrain from exercising any right or remedy against the Company or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company, any other Grantor or, after the Discharge of Term Loan Obligations and Discharge of ABL Facility Obligations, any Term Loan Priority Collateral or the ABL Facility Priority Collateral, or any liability incurred directly or indirectly in respect thereof.

(iii)    Each of the ABL Facility Collateral Agent, on behalf of itself and the other ABL Facility Secured Parties, and the Term Loan Collateral Agents, on behalf of itself and the other applicable Term Loan Secured Parties, also agrees that the Junior Priority Secured Parties and any Junior Priority Collateral Agent shall have no liability to the ABL Facility Collateral Agent, any ABL Facility Secured Party, any Term Loan Collateral Agent and any Term Loan Secured Party, and the ABL Facility Collateral Agent, on behalf of itself and each of the other ABL Facility Secured Parties, and the Term Loan Collateral Agents, on behalf of itself and each of the other applicable Term Loan Secured Parties, hereby waives any claim against any Junior Priority Secured Party or any Junior Priority Collateral Agent, arising out of any and all actions which the Junior Priority Secured Parties or any Junior Priority Collateral Agent may take or permit or omit to take with respect to:

(A)	the Junior Priority Documents (other than this Agreement); or

(B)	the collection of the Junior Priority Obligations.

8.22	Intercreditor Agreement Joinder by Initial Fedex Capex Facility Provider.

The Company shall cause the Initial Federal Capex Facility Provider, on behalf of itself and the other Federal Capex Facility Secured Parties, to execute and deliver an Intercreditor Agreement Joinder substantially simultaneously with the effectiveness of the Federal Capex Facility. Prior to such execution and delivery by the Initial Federal Capex Facility Provider of such Intercreditor Agreement Joinder, the Initial Federal Capex Facility Provider and any other Federal Capex Facility Secured Parties shall have no rights or obligations hereunder, and shall not be a party hereto, and all references to the “Federal Capex Facility”, the “Federal Capex Facility Documents”, the “Federal Capex Facility Obligations”, the “Federal Capex Facility Secured Parties” and the “Federal Capex Facility Security Documents” shall not be operative.

8.23	Provisions Specific to Governmental Bodies.

The covenants, commitments, and agreements made in this Agreement by the Federal Capex Facility Provider (upon execution of an Intercreditor Agreement Joinder pursuant to Section 8.22 hereof) and the Ontario Capex Facility Lender are made by such parties solely in their capacities as lenders, providers and holders of Junior Priority Liens under the Federal Capex Facility Documents and Ontario Capex Facility Document respectively and in no other capacity whatsoever. Accordingly, no provision of this Agreement shall be construed or applied so as to interfere with or fetter the right of Her Majesty the Queen in right of Canada, Her Majesty the Queen in right of the Province of Ontario or any of Her Ministers or any agency, ministry department, commission or tribunal of the Government of Canada or the Government of Ontario (singly, a “Governmental Body”) to take or refrain from taking any action in the exercise of their legislative or regulatory powers and authority. Without limiting the generality of the foregoing, nothing herein shall:

(a)

require any Governmental Body to share with or deliver or disclose to any party hereto or to any of its agents or representatives any documentation, information or data pertaining to Holdings, the Company or any other Person, matter or thing (other than documentation, information or data which has come into its possession solely by reason of it being a lender or holder of Liens under the Federal Capex Facility Documents or Ontario Capex Facility Documents, as applicable, which documentation, information or data will, notwithstanding any other provision of this Agreement, be shared, delivered or disclosed with or to a party hereto only to the extent same is permitted pursuant to applicable laws, including the Freedom of Information and Protection of Privacy Act (Ontario));

(b)

preclude any Government Body from asserting or exercising any right of garnishment, deemed trust, setoff or statutory security interest as against the Company, Holdings or any other Person (other than a right of setoff that exists solely by reason of the Federal Capex Facility Documents or the Ontario Capex Facility Documents, as applicable);

(c)

require any Governmental Body to render any cooperation or assistance to any party hereto in connection with such party’s enforcement of its Liens or rights or its dealings with the Company, Holdings or any Collateral generally (other than such cooperation and assistance which can be provided or rendered solely by reason of the Liens or rights granted under the Federal Capex Facility Documents or the Ontario Capex Facility Documents as applicable); or

(d)	preclude any Governmental Body (in its capacity as such) from participating or intervening in any Insolvency or Liquidation Proceeding in such manner as it deems fit.

*     *     *

IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be executed by their respective officers, directors or representatives as of the day and year first above written.

ALGOMA STEEL INTERMEDIATE HOLDINGS INC., Holdings

By:	/s/ Joanna Anderson
	Name:	Joanna Anderson
	Title:	Director

ALGOMA STEEL INC., as the Company

By:	/s/ Joanna Anderson
	Name:	Joanna Anderson
	Title:	Director

ALGOMA STEEL USA INC., as Grantor

By:	/s/ Joanna Anderson
	Name:	Joanna Anderson
	Title:	President

[Signature Page to ABL Intercreditor Agreement]

Address: 22 Adelaide Street West 22nd Floor Toronto, ON M5H 4E3	WELLS FARGO BANK CAPITAL FINANCE CORPORATION CANADA, as ABL Facility Administrative Agent and as ABL Facility Collateral Agent
	By:	/s/ Kevin Freer
Attention: Kevin Freer		Name:	Kevin Freer
Fax: 855-241-2150		Title:	Vice President, Relationship Manager
Wells Fargo Capital Finance
Corporation Canada

By:
Name:
Title:

[Signature Page to ABL Intercreditor Agreement]

Address: 225 W Washington Street, 9th Floor, Chicago, Illinois 60606	CORTLAND CAPITAL MARKET SERVICES LLC, as Term Loan Administrative Agent and as Term Loan Collateral Agent
	By:	/s/ Matthew Trybula
Name: Matthew Trybula
Title: Associate Counsel

[Signature Page to ABL Intercreditor Agreement]

Address: [ ] [ ]	WELLS FARGO BANK CAPITAL FINANCE CORPORATION CANADA, as ABL Facility Administrative Agent and as ABL Facility Collateral Agent

By:
Name:
Title:

Address: [ ] [ ]		CORTLAND CAPITAL MARKET SERVICES LLC, as Term Loan Administrative Agent and as Term Loan Collateral Agent

By:
Name:
Title:

Address: Suite 200, 70 Foster Drive Sault Ste. Marie, Ontario P6A 6V8	HER MAJESTY THE QUEEN IN RIGHT OF ONTARIO, AS REPRESENTED BY THE MINISTER OF ENERGY, NORTHERN DEVELOPMENT AND MINES, as Ontario Capex Facility Lender

	By:	/s/ Bill Thornton
Name: Bill Thornton
Title: Deputy Minister